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                          RECEIVABLES FINANCING AGREEMENT

                           dated as of September 24, 1998

                                       among

                       ARCADIA RECEIVABLES FINANCE CORP. IV,

                                    as Borrower

                              ARCADIA FINANCIAL LTD.,

                             as Servicer and Custodian,

                            THE LENDERS PARTIES HERETO,

                    CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,

                                     as Agent,

                                        and

                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                      as Backup Servicer and Collateral Agent


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                     RECEIVABLES FINANCING AGREEMENT

              THIS RECEIVABLES FINANCING AGREEMENT is made and entered into as of September 24, 1998, among ARCADIA RECEIVABLES FINANCE CORP. IV, a Delaware corporation having its principal office at 7825 Washington Avenue South, Suite 901, Minneapolis, Minnesota 55439-2435 (the "BORROWER"), ARCADIA FINANCIAL, LTD., a Minnesota corporation having its principal office at 7825 Washington Avenue South, Suite 500, Minneapolis, Minnesota 55439-2435 ("AFL"), as initial Servicer and Custodian, the NONCOMMITTED LENDER (as hereinafter defined) party hereto, THE FINANCIAL INSTITUTIONS SET FORTH ON THE SIGNATURE PAGES HERETO and their permitted assigns, as committed lenders (the "BANKS" and, together with the Noncommitted Lender, the "LENDERS"), CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH ("CSFB"), as agent (the "AGENT") for the Lenders, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association ("NORWEST"), as Backup Servicer and Collateral Agent.

                     BACKGROUND

              1. The Borrower desires that the Lenders extend financing to the Borrower on the terms and conditions set forth herein.

              2. The Lenders are willing to provide such financing on the terms and conditions set forth in this Agreement.

              NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                     ARTICLE I

                                    DEFINITIONS

              SECTION 1.1 DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

              "ACCOUNTANTS' REPORT" has the meaning set forth in SECTION
       8.11(a).

              "ADVANCE" means any amount disbursed by any Lender to the Borrower under this Agreement.

              "ADVANCE DATE" means the date any Advance is made under
       SECTION 2.3.

              "ADVANCE REQUEST" has the meaning set forth in SECTION 2.2.

              "ADVERSE CLAIM" means any claim of ownership or any Lien, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or

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       purpose of creating a Lien, other than the security interest created under this Agreement.

              "AFFECTED PERSON" has the meaning set forth in SECTION 6.1(a).

              "AFFILIATE" of any Person means any other Person that directly or indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan). A Person shall be deemed to be "controlled by" any other Person if such other Person controls such Person within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended.

              "AFL" has the meaning set forth in the PREAMBLE.

              "AGENT" has the meaning set forth in the PREAMBLE.

              "AGENT'S ACCOUNT" has the meaning set forth in SECTION 5.1.

              "AGGREGATE OUTSTANDING PRINCIPAL BALANCE" means, with respect to any group of Receivables as of any date, the sum of the outstanding Principal Balances of all such Receivables as at the opening of business on such date.

              "AGREEMENT" shall mean this Receivables Financing Agreement (including the Fee Letter and the Joinder Supplement hereto), as it may be amended, supplemented or otherwise modified from time to time.

              "ALLOCATIONS" has the meaning set forth in SECTION 3.3(a).

              "ALTERNATE BASE RATE" means a fluctuating rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the highest of:

              (a) the rate of interest announced publicly by CSFB in New York, New York, from time to time as CSFB's base commercial lending rate;

              (b) 1/2 of one percent above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by CSFB on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by CSFB from three New York, New York certificate of deposit dealers of recognized standing selected by CSFB, in either case adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent; and

              (c)    1/2 of one percent above the Federal Funds Rate.

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              "AMOUNT FINANCED" means, with respect to a Receivable, the aggregate amount of credit extended under such Receivable toward the purchase price of the Financed Vehicle and related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

              "ANNUAL PERCENTAGE RATE" or "APR" means, with respect to a Receivable, the rate per annum of finance charges stated in such Receivable as the "annual percentage rate" (within the meaning of the Federal Truth-in-Lending Act). If, after the applicable Purchase Date, the rate per annum with respect to a Receivable as of such Purchase Date is reduced as a result of (a) an insolvency proceeding involving the relevant Obligor or (b) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, the "Annual Percentage Rate" or "APR" shall refer to such reduced rate.

              "AVERAGE SERVICING PORTFOLIO" means as of any date, the average of the Servicing Portfolio for the six preceding Collection Periods.

              "BACKUP SERVICER" means Norwest in its capacity as Backup Servicer, together with its permitted successors and assigns in such capacity .

              "BACKUP SERVICER FEE" means, for any Distribution Date, the amount payable to the Backup Servicer as its regular fee on such Distribution Date pursuant to the Norwest Fee Letter.

              "BACKUP SERVICING FEE RATE" has the meaning set forth in the Norwest Fee Letter.

              "BANK RATE" for any Advance means a rate per annum equal to 1.00% per annum above the Eurodollar Rate for each Advance or portion thereof; PROVIDED, HOWEVER, that in the case of

       (a) any Fixed Period on or prior to the first day of which a Bank shall have notified the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Bank to fund such Advance at the Bank Rate set forth above (and such Bank shall not have subsequently notified the Agent that such circumstances no longer exist),

       (b) any Fixed Period of one to (and including) 29 days, in the event the Eurodollar Rate is not reasonably available to the Agent for such a Fixed Period,

       (c) any Fixed Period as to which the related Advance will not be funded by issuance of commercial paper, as determined by the Agent (on behalf of the Noncommitted Lender) by 12:00 noon (New York City time) on the second Business Day preceding the first day of such Fixed Period, or

       (d) any Fixed Period for an Advance the principal amount of which allocated to the

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Banks in the aggregate is less than $500,000,

       the "BANK RATE" shall be a floating rate per annum equal to the Alternate Base Rate in effect on each day of such Fixed Period; PROVIDED, FURTHER, that the Agent (with the consent of the Lenders) and the Borrower may agree in writing from time to time upon a different "BANK RATE."

              "BANK RATE ALLOCATION" has the meaning set forth in SECTION
3.3(a).

              "BANKRUPTCY CODE" means the Bankruptcy Code, 11 U.S.C. Section 101, ET SEQ., as amended.

              "BANKS" has the meaning set forth in the PREAMBLE.

              "BORROWER" has the meaning set forth in the PREAMBLE.

              "BORROWER ACCOUNT COLLATERAL" has the meaning set forth in SECTION 9.1(c).

              "BORROWER ASSIGNED AGREEMENTS" has the meaning set forth in
       SECTION 9.1(b).

              "BORROWING BASE" means the excess of (a) (i) if determined on any day during a Collection Period occurring prior to the Distribution Date occurring during such Collection Period, an amount equal to (A) with respect to all Transferred Receivables which are Eligible Receivables on such day of determination that were purchased by the Borrower prior to the first day of the Collection Period immediately preceding such Distribution Date, an amount equal to the Aggregate Outstanding Principal Balance of all such Eligible Receivables as of the last day of the second Collection Period preceding such Distribution Date (whether or not such Receivables were owned by the Borrower on such last day), PLUS (B) with respect to all Transferred Receivables which are Eligible Receivables on such day of determination that were purchased by the Borrower on or after the first day of the Collection Period immediately preceding such Distribution Date, an amount equal to the Aggregate Outstanding Principal Balance of such Eligible Receivables as of the date such Transferred Receivables were purchased by the Borrower, PLUS (C) the amount on deposit in the Collateral Account on such day; or (ii) if determined on any day during a Collection Period occurring on or after the Distribution Date occurring during such Collection Period, an amount equal to (A) with respect to all Transferred Receivables which are Eligible Receivables on such day of determination that were purchased by the Borrower prior to the first day of such Collection Period, an amount equal to the Aggregate Outstanding Principal Balance of all such Eligible Receivables as of the last day of the Collection Period immediately preceding such Distribution Date PLUS (B) with respect to all Transferred Receivables which are Eligible Receivables on such day of determination that were purchased by the Borrower on or after the first day of such Collection Period, an amount equal to the Aggregate Outstanding Principal Balance of such Eligible Receivables as of the date such Transferred Receivables were purchased by the Borrower, PLUS (C) the amount on deposit in the Collateral Account on such day OVER (b) the Required Holdback as of such date.

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              "BORROWING BASE CONFIRMATION" has the meaning set forth in
       SECTION 7.2(g).

              "BORROWING BASE DEFICIENCY" has the meaning set forth in SECTION 14.1(e).

              "BORROWER COLLATERAL" has the meaning set forth in SECTION 9.1.

              "BUSINESS DAY" shall mean any day on which (a) commercial banks in New York City or Minneapolis, Minnesota are not authorized or required to be closed, and (b) in the case of a Business Day which relates to a Eurodollar Advance, dealings are carried on in the London interbank Eurodollar market.

              "CLEAN-UP PERIOD" shall mean the period commencing on the date of the initial Advance hereunder and ending on SEPTEMBER 23, 1999 and thereafter, each period commencing on the last day of the preceding Clean-Up Period and ending 364 days thereafter.

              "CLEAN-UP REQUIREMENT" means the obligation of the Borrower to reduce to zero the outstanding principal amount of all Advances for 30 consecutive days during each Clean-Up Period.

       "CLOSING DATE" means the Effective Date.

              "COLLATERAL" means the Transferred Receivables in the Total Receivables Pool together with the Other Conveyed Property.

              "COLLATERAL ACCOUNT" means the account designated as the Collateral Account in, and which is established and maintained pursuant to, SECTION 8.17(c).

              "COLLATERAL AGENT" means Norwest in its capacity as Collateral Agent under the Collateral Agent Agreement, and its permitted successors and assigns in such capacity.

              "COLLATERAL AGENT AGREEMENT" means the Collateral Agent Agreement dated as of the date hereof among the Collateral Agent, the Agent, AFL and the Borrower, including all amendments, modifications and supplements thereto.

              "COLLATERAL AGENT FEE" means, for any Distribution Date, the amount payable to the Collateral Agent as its regular fee on such Distribution Date pursuant to the Norwest Fee Letter.

              "COLLATERAL AGENT FEE RATE" has the meaning set forth in the Norwest Fee Letter.

              "COLLATERAL INSURANCE" means a vendor's single interest or other collateral protection insurance policy with respect to Financed Vehicles, which policy by its terms insures against physical damage in the event any Obligor fails to maintain physical damage insurance with respect to the related Financed Vehicle.

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              "COLLATERAL RECEIPT" means a Certificate of Custodian in the form of EXHIBIT A to the Custodial Agreement.

              "COLLECTED FUNDS" means, with respect to any Determination Date, the amount of funds in the Collection Account representing collections on the Total Receivables Pool during the related Collection Period, including all Recoveries with respect thereto collected during the related Collection Period (but excluding any Purchase Amounts).

              "COLLECTION ACCOUNT" means the account designated as the Collection Account in, and which is established and maintained pursuant to, SECTION 8.17(a).

              "COLLECTION PERIOD" means any calendar month and, with respect to a Determination Date or a Distribution Date, the calendar month preceding the month in which such Determination Date or Distribution Date occurs (such calendar month being referred to as the "related" Collection Period with respect to such Determination Date or Distribution Date) or, in the case of the initial Distribution Date and Determination Date, the period commencing at the opening of business on the Closing Date and ending at the end of the calendar month following the calendar month in which the Closing Date occurs. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day:
       (i) all applications of collections, and (ii) all distributions.

              "COLLECTION RECORDS" means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Transferred Receivables.

              "COMMERCIAL PAPER RATE" for Advances means, to the extent the Noncommitted Lender funds such Advances by issuing commercial paper, the sum of (a) the weighted average of the rates at which commercial paper notes of such Noncommitted Lender issued to fund such Advances may be sold by any placement agent or commercial paper dealer selected by the Agent on behalf of such Noncommitted Lender, as agreed in good faith between each such agent or dealer and the Agent; PROVIDED if the rate (or rates) as agreed between any such agent or dealer and the Agent is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum PLUS (b) any and all commissions of placement agents and commercial paper dealers in respect of commercial paper issued to fund the making or maintenance of any Advance not to exceed an annualized rate of .05% of the Face Amount of such commercial paper PLUS
       (c) any and all reasonable costs and expenses of any issuing and paying agent or other Person responsible for the administration of such Noncommitted Lender's commercial paper program in connection with the preparation, completion, issuance, delivery or payment of commercial paper issued to fund the making or maintenance of any Advance.

              "COMMITMENT" means, for any Bank, the maximum amount of such Bank's commitment to fund Advances hereunder, as set forth on the signature pages hereof or in assignment documentation by which such Bank became a party to this Agreement or assumed the Commitment (or a portion thereof) of another Bank, as such amount may be adjusted from time to time pursuant to SECTION 2.7 or pursuant to assignment documentation executed by such Bank and its assignee and delivered pursuant to SECTION 16.2 of this Agreement.

              "COMMITMENT PERCENTAGE" means, for a Bank, such Bank's Commitment as a percentage of the aggregate Commitments of all Banks.

              "COMMITMENT TERMINATION DATE" means September 23, 1999, as such date may be extended from time to time as agreed in writing between the Borrower, the Servicer, the Agent and the Lenders.

              "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

              "CP ALLOCATION" has the meaning set forth in SECTION 3.3(a).

              "CRAM DOWN LOSS" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the scheduled payments to be made on such Receivable, an amount equal to the excess of the principal balance of such Receivable immediately prior to such order, minus the principal balance of such Receivable as so reduced. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

              "CSFB" has the meaning set forth in the PREAMBLE.

              "CSFB ROLES" has the meaning set forth in SECTION 18.11.

              "CUSTODIAL AGREEMENT" means the Custodian Agreement dated as of the date hereof among the Custodian, the Agent, the Borrower and the Collateral Agent, including all permitted amendments, modifications and supplements thereto.

              "CUSTODIAL FEE RATE" means (a) if AFL is the Custodian, 0% and
       (b) if a Person other than AFL is the Custodian, a rate agreed to by such Person and the Agent.

              "CUSTODIAN" means AFL in its capacity as Custodian under the Custodial Agreement, and its permitted successors and assigns in such capacity.

              "DEALER" means a seller of new or used automobiles, light duty trucks, minivans or sport utility vehicles that originated one or more of the Receivables in the Total Receivables Pool and sold the respective Receivable, directly or indirectly, to AFL.

              "DEALER AGREEMENT" means an agreement by and among AFL and a Dealer relating to the sale of Receivables to AFL and all documents and instruments relating thereto.

              "DEALER ASSIGNMENT" means, with respect to a Transferred Receivable, the executed assignment executed by a Dealer conveying such Receivable to AFL.

              "DEALER UNDERWRITING GUIDES" means, collectively, the underwriting guidelines used by AFL in the purchase of Receivables as amended from time to time.

              "DEFAULT RATE" means a rate PER ANNUM equal to the Alternate Base Rate (but not less than the Yield (if any) in effect for the related monetary obligation), PLUS a margin of 2%.

              "DEFAULTED RECEIVABLE" means, with respect to a Transferred Receivable as of any date, a Receivable with respect to which (i) all or any portion in excess of $10 of a Scheduled Payment is more than 60 days past due, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired), (iii) the Obligor has been identified in the records of the Servicer as being the subject of a current bankruptcy proceeding or (iv) such Receivable is in default and the Servicer has charged-off such Receivable in accordance with its standard policies or otherwise has determined in good faith that payments thereunder are not likely to be resumed.

              "DEFICIENCY AMOUNT" means, as of any date, an amount equal to the product of (x) the Deficiency Percentage, (y) the Aggregate Outstanding Principal Balance of Eligible Receivables as of such date and (z) 2.0.

              "DEFICIENCY PERCENTAGE" means, as of any date, the positive excess, if any, of (a) the sum of (i) 8.3% PLUS (ii) the Total Expense Percentage PLUS (iii) the Maximum Interest Rate Cap Strike Price PLUS
       (iv) 0.75%, OVER (b) the weighted average APR for all Receivables in the Total Receivables Pool.

              "DELINQUENCY RATIO" means, as of any date, the ratio (expressed as a percentage) computed by dividing:

                     (a) the sum of (i) the Aggregate Outstanding Principal Balance of Receivables in the Total Receivables Pool which became Defaulted Receivables during the last full Collection Period preceding such date PLUS (ii) the Aggregate Outstanding Principal Balance of Receivables in the Total Receivables Pool which were Delinquent Receivables on the last day of the immediately preceding Collection Period

              BY

                     (b) the sum of the Aggregate Outstanding Principal Balance of all Receivables in the Total Receivables Pool on the last day of the immediately preceding

Collection Period PLUS, without duplication, if a Take-Out Securitization has occurred during such preceding Collection Period, the Aggregate Outstanding Principal Balance of all Transferred Receivables which were included in such Take-Out Securitization.

       The Delinquency Ratio shall be determined on each Determination Date and shall remain in effect until recalculated on the next succeeding Determination Date.

              "DELINQUENT RECEIVABLE" means a Receivable (other than a Defaulted Receivable) with respect to which more than $10 of a Scheduled Payment is more than 30 days past due.

              "DETERMINATION DATE" means, with respect to a Collection Period, the FOURTH Business Day prior to the related Distribution Date.

              "DISTRIBUTION DATE" means the 15th day of each calendar month, or if such 15th day is not a Business Day, the next succeeding Business Day, commencing October 15, 1998.

              "DOLLAR(S)" and the sign "$" mean lawful money of the United States of America.

              "EFFECTIVE DATE" has the meaning set forth in SECTION 7.1.

              "ELIGIBLE ACCOUNT" means (i) a segregated trust account or (ii) a segregated direct deposit account, in each case, maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's. In either case, such depository institution or trust company shall either (x) be Norwest or (y) have been approved by the Agent, acting in its discretion, by written notice to the Servicer.

              "ELIGIBLE ASSIGNEE" has the meaning set forth in SECTION 16.1.

              "ELIGIBLE RECEIVABLE" means a Receivable that (i) was originated directly by AFL with the consumer or was originated by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business and such Dealer had all necessary licenses and permits to originate Receivables in the state where such Dealer was located, was fully and properly executed by the parties thereto, was purchased by AFL from such Dealer under a Dealer Agreement with AFL and was validly assigned by such Dealer to AFL, (ii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, and
       (iii) is a Simple Interest Receivable or Pre-Computed Receivable which provides for level monthly payments (PROVIDED that the payment in the first monthly period and the final monthly period of the life of the Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the Amount Financed over the original term; and

       (a) that is a Dollar obligation of an Obligor domiciled in the United States of America and that was originated and, if originated by a Dealer, that was sold by the Dealer to AFL, without any fraud or material misrepresentation on the part of such originator or Dealer in either case or on the part of the Obligor;

       (b) with respect to which all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, the Minnesota Motor Financed Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws), in respect of such Receivable, the sale of the Financed Vehicle related thereto and the sale of credit life and credit accident and health insurance and any extended service contracts, if any, in connection with such Receivable, have been complied with in all material respects;

       (c) that was originated in the United States of America and, at the time of origination, materially conformed to all requirements of the Dealer Underwriting Guides applicable to such Receivable;

       (d) which represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to such Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby;

       (e) which is not due from the United States of America or any State or from any agency, department, subdivision or instrumentality thereof;

       (f) which (i) as of the related Advance Date, (A) had an original maturity of at least 6 months but not more than 84 months, PROVIDED that, after giving effect to the inclusion of such RECEIVABLE as an Eligible Receivable, the Aggregate Outstanding Principal Balance of Eligible Receivables with original maturities in excess of 72 months shall not exceed 10% of the Aggregate Outstanding Principal Balance of all Eligible Receivables at such time, (B) had an original Amount Financed of at least $1,000 and not more than $50,000,
(C) had an Annual Percentage Rate of at least 7.75% and not more than 27.0%, and
(D) was not more than 30 days past due; (ii) no funds have been advanced with respect to SUCH RECEIVABLE by the Borrower, the Servicer, any Dealer, or anyone acting on behalf of any of them in order to cause such receivable to qualify under SUBCLAUSE (i)(D) of this CLAUSE (f); and (iii) had no provision thereof waived, altered or modified in any respect since its origination other than any provision requiring vendor single interest insurance and those waivers, alterations or modifications specifically permitted pursuant to SECTION 8.2 of this Agreement;

       (g) with respect to which the information pertaining to such Receivable set forth in each

Schedule of Receivables submitted to the Agent and the Custodian is true and correct in all material respects;

       (h) with respect to which, by the related Advance Date and on each relevant date thereafter, AFL will have caused the portions of AFL's servicing records relating to such Receivable to be clearly and unambiguously marked to show that such Receivable constitutes part of the Collateral and is subject to the Lien of the Collateral Agent on behalf of the Secured Parties;

       (i) with respect to which the Monthly Tape delivered by the Servicer to the Backup Servicer from time to time was complete and accurate as of the date delivered and consistent with the information set forth in the Schedule of Receivables with respect to such Receivable;

       (j)    which constitutes chattel paper within the meaning of the UCC;

       (k)    of which there is only one original executed copy;

       (l) with respect to each of which a Receivable File is in the possession of the Custodian and such Receivable File contains (i) the fully executed original of such Receivable, (ii) a certificate of insurance, an application form for insurance signed by the related Obligor, or a signed representation letter from the Obligor named in such Receivable pursuant to which such Obligor has agreed to obtain physical damage insurance for the related Financed Vehicle, or copies thereof, or a documented verbal confirmation by an insurance agent for such Obligor of a policy number for an insurance policy for the Financed Vehicle, (iii) the original Lien Certificate (indicating AFL's interest as first lienholder) or application therefor or a letter from the applicable Dealer agreeing unconditionally to repurchase the related Receivable if the certificate of title is not received by the Servicer within 180 days (PROVIDED that the Lien Certificate is delivered to the Custodian within 180 days), and (iv) a credit application signed by the Obligor, or a copy thereof; each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; and all blanks on any form have been properly filled in and each form has otherwise been correctly prepared;

       (m) which has not been satisfied, subordinated or rescinded, and the Financed Vehicle securing such Receivable has not been released from the Lien of such Receivable in whole or in part;

       (n) which was not originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, pledge, transfer and assignment of such Receivable under this Agreement and with respect to which AFL has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of such Receivable;

       (o) which has not been sold, transferred, assigned or pledged by the Borrower to any Person other than hereunder; and no Dealer has a participation in, or other right to receive, proceeds of such Receivable and with respect to which neither AFL nor the Borrower has taken any action to convey any right to any Person (other than hereunder) that would result in such

Person having a right to payments received under the related Insurance Policy or the related Dealer Agreement or Dealer Assignment or to payments due under such Receivable;

       (p) which has created, or will create when all required procedures are completed by the Servicer, a valid, binding and enforceable first priority perfected security interest in the related Financed Vehicle in favor of AFL as secured party, and such security interest is, or will be upon the completion of all required procedures by the Servicer, prior to all other Liens upon and security interests in such Financed Vehicle that now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanic's liens that may arise after the applicable Advance Date for such Receivable);

       (q) as to which all filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Collateral Agent, on behalf of the Secured Parties, a first priority perfected Lien on such Receivable and the proceeds thereof and the other Collateral related thereto have been made, taken or performed;

       (r) as to which neither AFL nor the Borrower has done anything to convey any right to any Person that would result in such Person having a right to payments due under such Receivable or otherwise to impair the rights of the Collateral Agent on behalf of the Secured Parties in such Receivable or the proceeds thereof;

       (s) which is not assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Borrower with respect to such Receivable;

       (t) which is not subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect thereto;

       (u) (i) if determined on any day during a Collection Period prior to the Distribution Date occurring during such Collection Period, as of the last day of the second preceding Collection Period, or (ii) if determined on any day during a Collection Period after the Distribution Date occurring during such Collection Period, as of the last day of the immediately preceding Collection
Period: as to which there has been no default, breach, violation or event permitting acceleration under the terms of such Receivables (other than payment delinquencies of not more than 30 days) and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Receivables, and there has been no waiver of any of the foregoing, and with respect to which the related Financed Vehicle had not been repossessed;

       (v) at the time of the origination of which the related Financed Vehicle was covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value and
(b) the Amount Financed, (ii) naming AFL as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and with respect to which the Obligor is required to maintain physical loss and damage insurance, naming AFL and its successors and assigns as an additional insured party, and such Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so unless otherwise prohibited by the law of the state in which the related contract was entered into;

       (w)    with respect to which the following is true:

              The Lien Certificate for the related Financed Vehicle shows, or, if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle, the Lien Certificate will be received within 180 days of the related Purchase Date and will show, AFL named as the original secured party under such Receivable and, accordingly, AFL will be the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, AFL has received written evidence from the related Dealer or the Obligor that such Lien Certificate showing AFL as first lienholder has been applied for. If the Receivable was originated in a state in which a filing or recording is required of the secured party to perfect a security interest in motor vehicles, such filings or recordings have been duly made to show AFL named as the original secured party under the related Receivable;

       (x) as to which no selection procedures adverse to the Investors have been utilized in selecting such Receivable from all other similar Receivables owned or originated by AFL;

       (y) that, if determined on any day during a Collection Period prior to the Distribution Date occurring during such Collection Period, was not a Defaulted Receivable as of the last day of the second preceding Collection Period, or, if determined on any day during a Collection Period after the Distribution Date occurring during such Collection Period, was not a Defaulted Receivable as of the last day of the immediately preceding Collection Period;

       (z) that, if determined on any day during a Collection Period prior to the Distribution Date occurring during such Collection Period, was not a Delinquent Receivable as of the last day of the second preceding Collection Period, or, if determined on any day during a Collection Period after the Distribution Date occurring during such Collection Period, was not a Delinquent Receivable as of the last day of the immediately preceding Collection Period; and

       (aa)   that is not secured by vehicles which are financed repossessions.

                     For purposes of this definition, the eligibility of Receivables will be determined from time to time, such that a Receivable that was an Eligible Receivable at one time but that subsequently fails to meet all applicable eligibility requirements will no longer be an Eligible Receivable (unless and until it again meets all applicable eligibility requirements).

              "ELIGIBLE SERVICER" means AFL, the Backup Servicer or another Person which at the time of its appointment as Servicer (i) is servicing a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Transferred Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans similar to the Transferred Receivables with reasonable skill and care, and (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement.

              "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

              "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

              "EURODOLLAR ADVANCE" means any Advance (or portion thereof) that bears Yield computed by reference to the Eurodollar Rate.

              "EURODOLLAR RATE" means, for any Fixed Period, a rate per annum equal to the rate for deposits in Dollars for a term equal to such Fixed Period (commencing on the first day of such Fixed Period) which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on the second Business Day prior to the commencement of such Fixed Period. If such rate does not appear on Telerate Page 3750, a rate per annum at which deposits in Dollars are offered by the principal office of CSFB in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Fixed Period in an amount substantially equal to the principal amount of the Advance associated with such Fixed Period on such first day and for a period equal to such Fixed Period.

              "EURODOLLAR RATE RESERVE PERCENTAGE" of any Lender for any Fixed Period in respect of which Yield is computed by reference to the Eurodollar Rate means the reserve percentage applicable two Business Days before the first day of such Fixed Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such Fixed Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the yield rate on Eurocurrency liabilities is determined) having a term equal to such Fixed Period.

              "EVENT OF BANKRUPTCY" shall be deemed to have occurred with respect to a Person if either:

       (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

       (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

              "FACE AMOUNT" means, with respect to outstanding commercial paper,
       (i) the face amount of any such commercial paper issued on a discount basis, and (ii) the principal amount of, plus the amount of all interest accrued and to accrue thereon to the stated maturity date of, any commercial paper issued on an interest-bearing basis.

              "FACILITY" has the meaning set forth in SECTION 2.1.


              "FACILITY LIMIT" means $150,000,000, as such amount may be reduced pursuant to SECTION 2.7. References to the unused portion of the Facility Limit shall mean, at any time, the Facility Limit, as then reduced pursuant to SECTION 2.7, MINUS the sum of the then outstanding principal amount of Advances under this Agreement.

              "FACILITY TERMINATION DATE" means the earliest to occur of (i) the date of any termination of the Facility, in whole, by the Borrower pursuant to SECTION 2.7, (ii) the effective date on which the Facility is terminated pursuant to SECTION 14.2, and (iii) the Commitment Termination Date.

              "FACILITY TERMINATION EVENT" means any of the events described in
       SECTION 14.1.

              "FEDERAL FUNDS RATE" means, for any period, a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

              "FEE LETTER" has the meaning set forth in SECTION 3.4.

              "FEES" means all fees and other amounts payable to the Agent, on behalf of itself, the Lenders and the Liquidity Providers, pursuant to the Fee Letter.

              "FINANCED VEHICLE" means any automobile, light duty truck, van, minivan or sport utility vehicle, together with all accessories, additions and parts constituting a part thereof and all accessions thereto.

              "FIXED PERIOD" means with respect to any Advance (or portion thereof):

       (a) the period commencing on the date of the initial funding of such Advance (or such portion) and ending such number of days (not to exceed 90 days) thereafter as the Agent shall select, after consultation to the extent practicable with the Borrower; and

       (b) thereafter, each period commencing on the last day of the immediately preceding Fixed Period for such Advance (or such portion) and ending such number of days (not to exceed 90 days) thereafter as the Agent shall then select, after consultation to the extent practicable with the Borrower;

       PROVIDED, HOWEVER, that:

       (i) any Fixed Period in respect of which Yield is computed by reference to the Bank Rate shall be a period of from one to and including 29 days (if reasonably available to the Agent), or a period of one, two or three months, as the Borrower may select, as herein provided;

       (ii) any such Fixed Period (other than a Fixed Period consisting of one day) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day (unless the related Advance shall be accruing Yield at a rate determined by reference to the Eurodollar Rate, in which case if such succeeding Business Day is in a different calendar month, such Fixed Period shall instead be shortened to the next preceding Business
Day);

       (iii) in the case of Fixed Periods of one day, (A) the initial Fixed Period shall be the day of the initial funding of such Advance, and (B) any subsequently occurring Fixed Period that is one day shall, if the immediately preceding Fixed Period is more than one day, be the last day of such immediately preceding Fixed Period, and if the immediately preceding Fixed Period is one day, shall be the next day following such immediately preceding Fixed Period; and

       (iv) if any Fixed Period for any Advance that commences before the Facility Termination Date would otherwise end on a date occurring after the Facility Termination Date, such Fixed Period shall end on the Facility Termination Date and the duration of each such Fixed Period that commences on or after the Facility Termination Date, IF ANY, shall be of such duration as shall be selected by the Agent.

              "FORCE-PLACED INSURANCE" has the meaning set forth in
       SECTION 8.4(b).

              "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of any date of determination.

              "INDEBTEDNESS" of any Person means, without duplication:

       (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

       (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

       (c) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capitalized lease liabilities;

       (d) all other items that, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

       (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

       (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

              "INDEMNIFIED AMOUNTS" has the meaning set forth in SECTION 17.1.

              "INDEMNIFIED PARTY" has the meaning set forth in SECTION 17.1.

              "INDEPENDENT ACCOUNTANTS" has the meaning set forth in SECTION 8.11(a).

              "INSURANCE ADD-ON AMOUNT" means the premium charged to the Obligor if the Servicer obtains Force-Placed Insurance pursuant to SECTION 8.4.

              "INSURANCE POLICIES" means, with respect to a Receivable, any insurance policy (including the insurance policies described in subsection (v) of the definition of "ELIGIBLE RECEIVABLE") benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

              "INTEREST RATE HEDGE" means any interest rate cap or other hedging mechanism which satisfies the requirements of SECTION 11.6.

              "INTEREST RATE HEDGE ASSIGNMENT ACKNOWLEDGMENT" means an acknowledgment in substantially the form of EXHIBIT C hereto executed by a counterparty to an Interest Rate Hedge (if other than CSFB) in favor of the Agent and the Collateral Agent.

              "INTERIM DISTRIBUTION DATE" means any Settlement Date, other than a Distribution Date, on which the Collateral Agent shall pay principal, Yield and certain other amounts in accordance with this Agreement and the Collateral Agent Agreement.

              "INVESTOR" means (i) all Lenders, (ii) all other owners by assignment or participation of an Advance and, to the extent of the undivided interests so purchased, shall include any Participants and
       (iii) all holders of the Note.

              "JOINDER SUPPLEMENT" means an agreement among the Noncommitted Lender, the Borrower, AFL and the Agent in the form of EXHIBIT F hereto.

              "LENDERS" has the meaning set forth in the PREAMBLE.

              "LEVEL I TRIGGER EVENT" means, as of any date, the existence of a Portfolio Trigger Event on such date. A "Level I Trigger Event" shall be deemed to exist so long as the underlying Portfolio Trigger Event is not cured (including cure by an amendment to the terms of the relevant Portfolio Trigger Event) or waived in accordance with the related transaction documents.

              "LEVEL II TRIGGER EVENT" means, as of any date, the existence of a Portfolio Default on such date. A "Level II Trigger Event" shall be deemed to exist so long as the underlying Portfolio Default is not cured (including cure by an amendment to the terms of the relevant Portfolio Default) or waived in accordance with the related transaction documents.

              "LEVEL III TRIGGER EVENT" means, on any date, that the Servicer Delinquency Ratio exceeds 5% on such date and a Level IV Trigger Event is not in effect on such date.

              "LEVEL IV TRIGGER EVENT" means, on any date, that the Servicer Delinquency Ratio exceeds 6% on such date.

              "LEVEL V TRIGGER EVENT" means, on any date, that the Portfolio Net Loss Ratio exceeds 5% on such date and a Level VI Trigger Event is not in effect on such date.

              "LEVEL VI TRIGGER EVENT" means, on any date, that the Portfolio Net Loss Ratio exceeds 5.5% on such date.

              "LIEN" means any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind, including tax liens, mechanics' liens and any liens that attach by operation of law.

              "LIEN CERTIFICATE" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

              "LIQUIDATED RECEIVABLE" means a Defaulted Receivable as to which
       (i) 91 days have elapsed since the date the Servicer repossessed the Financed Vehicle (following the expiration of any applicable redemption period), (ii) the Servicer has charged-off such Receivable in accordance with its standard policies or otherwise has determined in good faith that all amounts it expects to recover have been received or (iii) all or any portion in excess of $10 of a Scheduled Payment shall have become more than 180 days delinquent.

              "LIQUIDITY PROVIDER" means each Person who provides liquidity, credit enhancement or a "back-stop" purchase facility to the Noncommitted Lender under a Noncommitted Lender Liquidity Arrangement.

              "LOCKBOX ACCOUNT" has the meaning given such term in SECTION
       8.2(e).

              "LOCKBOX AGREEMENT" means the Agency Agreement, dated as of November 13, 1992 by and among Harris Trust and Savings Bank, AFL, Shawmut Bank, N.A., as Trustee, Saturn Financial Services, Inc. and the Program Parties (as defined therein), taken together with the Retail Lockbox Agreement, dated as of November 13, 1992, among such parties, and the Counterpart to Agency Agreement and Retail Lockbox Agreement, dated as of the date hereof, among Harris Trust and Savings Bank, AFL, the Borrower and the Collateral Agent, as such agreements may be amended from time to time, unless the Collateral Agent shall cease to be a Program Party thereunder, or such agreement shall be terminated in accordance with its terms, in which event "Lockbox Agreement" shall mean such other agreement, in form and substance acceptable to the Agent, among the Servicer, the Borrower, the Collateral Agent and the Lockbox Bank.

              "LOCKBOX BANK" means Harris Trust and Savings Bank or any other depository institution named by the Servicer and acceptable to the Agent.

              "MARKET RATE SERVICING FEE RATE" has the meaning specified in
       SECTION 13.3(c).

              "MAXIMUM INTEREST RATE CAP STRIKE PRICE" means 6.5% per annum.

              "MINIMUM RESERVE ACCOUNT AMOUNT" means, on any date, the greater of (a) $200,000 and (b) the product of 2.0% and the sum of (i) the aggregate unpaid principal amount of all Advances on such date PLUS (ii) the Required Holdback in effect on such date.

              "MONTHLY EXCESS SPREAD PERCENTAGE" means, as of the last day of any Collection Period, (i) the weighted average APR with respect to all Eligible Receivables in the Total

       Receivables Pool for such Collection Period MINUS (ii) the ratio (expressed as a percentage) of (A) 12 times the sum of (I) the aggregate amount of Yield, Fees (to the extent such Fees accrued during any period during such Collection Period while any Advance was outstanding), Custodian Fees, Servicer Fees, Collateral Agent Fees and Backup Servicer Fees incurred by the Borrower under the Transaction Documents during such Collection Period and (II) the aggregate principal amount of Receivables in the Total Receivables Pool which became Liquidated Receivables during such Collection Period (net of any Recoveries) to (B) the average Aggregate Outstanding Principal balance of all Receivables in the Total Receivables Pool during such Collection Period.

              "MONTHLY RECORDS" means all records and data maintained by the Servicer with respect to the Transferred Receivables, including the following with respect to each Transferred Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; origination date; first payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Payment; and, once available, current remaining term and current Insurance Policy expiration date and past due late charges.

              "MONTHLY TAPE" means the computer tape or listing generated on behalf of the Borrower which contains the information set forth in the definition of "Monthly Records" above and in a format acceptable to the Backup Servicer.

              "MOODY'S" means Moody's Investors Service, Inc.

              "NET YIELD" means, as of the last day of any Collection Period, the average of the Monthly Excess Spread Percentages as of the last day of such Collection Period and as of the last day of the two immediately preceding Collection Periods.

              "NONCOMMITTED LENDER" means the Structured Lender which shall become a party hereto pursuant to a Joinder Supplement duly executed by all parties thereto on or prior to the Closing Date.

              "NONCOMMITTED LENDER LIQUIDITY ARRANGEMENT" means each liquidity, credit enhancement or "back-stop" purchase or loan facility for the Noncommitted Lender relating to this Agreement.

              "NORWEST" has the meaning set forth in the PREAMBLE.

              "NORWEST FEE LETTER" means (a) that certain letter agreement, dated as of the date hereof, among Norwest, AFL and the Borrower, and consented to by the Agent, as the same may be amended, supplemented or otherwise modified by the parties thereto with the consent of the Agent and (b) any letter agreement(s) entered into by AFL and the Borrower, with the consent of the Agent, with a substitute Backup Servicer and/or Collateral Agent in replacement of the letter agreement referred to in clause (a) above relating to fees payable to such substitute Backup Servicer and/or Collateral Agent.

              "NOTE" means the promissory grid note, in the form of EXHIBIT B, made payable to the order of the Agent, on behalf of the Investors.

              "NOTE REGISTER" has the meaning set forth in SECTION 16.5(a).

              "NOTE REGISTRAR" has the meaning set forth in SECTION 16.5(a).

              "OBLIGATIONS" means all obligations (monetary or otherwise) of the Borrower to the Lenders, the Collateral Agent, the Agent or any other Affected Person arising under or in connection with this Agreement, the Note and each other Transaction Document.

              "OBLIGOR" means a Person obligated to make payments with respect to a Transferred Receivable.

              "OFFICER'S CERTIFICATE" means, with respect to any Person which is not an individual, a certificate signed by the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer or any Vice President of such Person.

              "OFFICIAL BODY" means any government or political subdivision or any agency, authority, regulatory body, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

              "OPINION OF COUNSEL" means a written opinion of counsel reasonably acceptable to the Agent which, unless otherwise provided herein, may be an employee of the Person delivering such opinion.

              "OTHER CONVEYED PROPERTY" has the meaning set forth in the Purchase Agreement.

              "PARTICIPANT" has the meaning set forth in SECTION 16.9.

              "PERMITTED INVESTMENT" means any one or more of the following types of investments:

       (a) (i) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States, the obligations of which are backed by the full faith and credit of the United States; and (ii) direct interest bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by each Rating Agency;

       (b) demand or time deposits in, certificates of deposit of, or bankers' acceptances issued by any depository institution or trust company organized under the laws of the United States or any State thereof (including any federal or state branch or agency of a foreign depository institution or trust company) and subject to supervision and examination by federal and/or state banking authorities (including, if applicable, the Collateral Agent or any agent thereof acting in its commercial capacity); PROVIDED that the short-term unsecured debt obligations of such depository institution or trust company at the time of such investment, or contractual commitment providing for such investment, are assigned the highest credit rating by each Rating Agency;

       (c) repurchase obligations pursuant to a written agreement (i) with respect to any obligation described in clause (a) above, where the Collateral Agent has taken actual or constructive delivery of such obligation, and (ii) entered into with (x) CSFB or (y) the corporate trust department of a depository institution or trust company organized under the laws of the United States or any State thereof, the deposits of which are insured by the Federal Deposit Insurance Corporation and the short-term unsecured debt obligations of which are rated "A-1+" by Standard & Poor's and "P-1" by Moody's (including, if applicable, the Collateral Agent or any agent thereof acting in its commercial capacity);

       (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State whose long-term unsecured debt obligations are assigned the highest credit rating by each Rating Agency at the time of such investment or contractual commitment providing for such investment; PROVIDED, HOWEVER, that securities issued by any particular corporation will not be Permitted Investments to the extent that an investment therein will cause the then outstanding principal amount of securities issued by such corporation and held in the Collection Account and the Reserve Account to exceed 10% of the value of Permitted Investments held in such accounts (with Permitted Investments held in such accounts valued at par);

       (e)    commercial paper that (i) is payable in United States dollars and
(ii) is rated in the highest credit rating category by each Rating Agency;

       (f) units of money market funds rated in the highest credit rating category by each Rating Agency; or

       (g) any other demand or time deposit, obligation, security or investment (including, without limitation, a hedging arrangement) as may be acceptable to the Agent, as evidenced by a writing to that effect, as may from time to time be confirmed in writing to the Collateral Agent by the Agent.

       Permitted Investments may be purchased by or through the Collateral Agent or any of its Affiliates. All Permitted Investments shall be held in the name of the Collateral Agent.

              "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

              "PORTFOLIO DEFAULT" means the occurrence, with respect to securities issued on or after June 1, 1998 which are backed by automobile installment sales contracts ("receivables") and with respect to which AFL or any Affiliate of AFL is the servicer, of an "event of default" or similar event under any applicable enhancement or insurance agreement or an "amortization event", "pay-out event" or similar event under any applicable sale and servicing agreement or indenture which event has the potential consequence, INTER ALIA, under the related agreements of requiring the acceleration or early amortization of the related securities or permitting the realization upon the receivables and/or other collateral.

              "PORTFOLIO NET LOSSES" means with respect to any Collection Period, the aggregate amount of gross charge-offs of Receivables in the Servicing Portfolio during such Collection Period net of all Recoveries with respect to any such Receivables (including post-disposition amounts received on previously charged-off Receivables), calculated in a manner consistent with the calculations of net losses in AFL's Annual Report on Form 10-K for the year ended December 31, 1997.

              "PORTFOLIO NET LOSS RATIO" means, as of any date, a fraction, expressed as a percentage, the numerator of which equals the product of
       2.0 times the Portfolio Net Losses for the six (6) preceding Collection Periods (excluding the June 1998 Collection Period) and the denominator of which equals the Average Servicing Portfolio as of such date. The Portfolio Net Loss Ratio shall be determined on each Determination Date and shall remain in effect until recalculated on the next succeeding Determination Date.

              "PORTFOLIO TRIGGER EVENT" means the occurrence of a "trigger event" or any other event however denominated, with respect to securities issued on or after June 1, 1998 which are backed by automobile installment sales contracts ("receivables") and with respect to which AFL or any Affiliate of AFL is the servicer, which event is based on the performance of such receivables and has the potential consequence under the related agreements of causing the amount required to be retained in any related spread or reserve account or the level of any other enhancement to be increased.

              "PRE-COMPUTED RECEIVABLE" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related Receivable as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method or are monthly actuarial receivables.

              "PRINCIPAL BALANCE" means, with respect to any Receivable, as of any date, the Amount Financed MINUS (i) that portion of all amounts received by the Servicer with respect to such Receivable on or prior to such date and allocable to principal in accordance with the terms of such Receivable, and (ii) any Cram Down Loss in respect of such Receivable.

              "PURCHASE AMOUNT" means, with respect to a Receivable purchased by the Servicer pursuant to SECTION 8.4 or 8.7, the Principal Balance of such Receivable and all accrued and unpaid interest on such Receivable as of the date of such purchase.

              "PURCHASE AGREEMENT" means the Receivables Purchase Agreement and Assignment dated as of the date hereof by and between the Borrower and AFL, including all permitted amendments, modifications and supplements thereto.

              "PURCHASE DATE" has the meaning assigned to the term "Transfer Date" in the Purchase Agreement.

              "RATING AGENCIES" means Standard & Poor's and Moody's.

              "RECEIVABLE" means any right to payment from a Person, and includes without limitation the right to payment of any interest or finance charges and other obligations of such Person with respect thereto.

              "RECEIVABLE FILE" means, with respect to each Receivable in the Total Receivables Pool, the documents, electronic entries, instruments and writings set forth in paragraph (l) of the definition of "Eligible Receivable" herein.

              "RECORD DATE" means, with respect to any Determination Date or Distribution Date, the last day of the immediately preceding calendar month.

              "RECOVERIES" means, with respect to any Liquidated Receivable, monies collected in respect thereof, from whatever source, during any Collection Period, net of the sum of any reasonable expenses incurred by the Servicer in connection with the collection, repossession and disposition of the related Financed Vehicle and any amounts required by law to be remitted to the Obligor; PROVIDED that Recoveries with respect to any Liquidated Receivable shall in no event be less than zero.

              "REGISTRAR OF TITLES" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

              "REPLACEMENT PERSON" has the meaning set forth in SECTION 6.4.

              "REQUIRED HOLDBACK" means, as of any date, the sum of (i) the greater of (a) the product of (1) the Required Percentage and (2) the Aggregate Outstanding Principal Balance of Eligible Receivables in the Total Receivables Pool on such date and (b)$1,000,000, PROVIDED that the amount set forth in this clause (b) shall be deemed to be zero during
       (x) any period that no Advances are outstanding and (y) the two Business Day period following the date of the making of each Advance; PLUS (ii) the Deficiency Amount for such date.

              "REQUIRED LENDERS" means, at any time, (a) the Noncommitted Lender to the extent (i) such time is during any period that no Advances are outstanding hereunder or (ii) all or any portion of the Advances are owing to it at such time, and (b) Banks having Commitments aggregating at least 66% of the aggregate Commitments of all Banks.

              "REQUIRED PERCENTAGE" means 8% or such lower percentage (but in no event less than 6%) as may be agreed to by S&P and Moody's to rate this Agreement and the Advances hereunder "A/A2".

              "REQUIRED RESERVE ACCOUNT AMOUNT" means, on any date, the greater of (a) $200,000 and (b) the product of the Stated Percentage in effect on such date and the sum of (i) the aggregate unpaid principal amount of all Advances on such date PLUS (ii) the Required Holdback in effect on such date.

              "RESERVE ACCOUNT" means the account designated as the Reserve Account in, and which is established and maintained pursuant to, SECTION 8.17(b).

              "RESERVE ACCOUNT SHORTFALL" means, as of any date, an amount (if positive) equal to the Required Reserve Account Amount on such date MINUS the amount on deposit in the Reserve Account on such date.

              "RESPONSIBLE OFFICER" means, with respect to any Person that is not an individual, the President, any Vice-President or Assistant Vice-President, Corporate Trust Officer, the Treasurer or Assistant Treasurer, or the Controller or Assistant Controller or Warehouse Manager of such Person, or any other officer or employee having similar functions.

              "SCHEDULE OF RECEIVABLES" means the Schedule of Receivables in the form prescribed by the Purchase Agreement in Schedule A thereto, as supplemented from time to time in connection with the transfer of Receivables by AFL to the Borrower.

              "SCHEDULED PAYMENT" means, with respect to any Receivable, the periodic payment set forth in such Receivable (excluding, however, any portion of such payment that represents late payment charges and payments in respect of taxes, licenses or similar items).

              "SECURED PARTIES" means, collectively, the Collateral Agent, the Agent, each Lender, each other Affected Person and their respective successors and assigns.

              "SERVICER" means AFL or, as applicable, any successor servicer appointed pursuant to SECTION 13.3.

              "SERVICER DELINQUENCY RATIO" means, as of the last day of a Collection Period, the ratio, expressed as a percentage, computed by dividing (i) the Aggregate Outstanding Principal Balance on such date of all Receivables in the Servicing Portfolio that are Delinquent Receivables or Defaulted Receivables by (ii) the Aggregate Outstanding Principal Balance of all Receivables in the Servicing Portfolio on the last day of such Collection Period.

              "SERVICER EXTENSION NOTICE" has the meaning set forth in SECTION 8.14.

              "SERVICER TERMINATION EVENT" has the meaning set forth in SECTION 13.1.

              "SERVICER'S CERTIFICATE" means, with respect to each Determination Date, a certificate, completed by and executed on behalf of the Servicer, in accordance with SECTION 8.9, substantially in the form attached hereto as EXHIBIT E.

              "SERVICING FEE" means, as of any Distribution Date, an amount equal to the product of

       (i) 1/12 of the Servicing Fee Rate and (ii) the average Aggregate Outstanding Principal Balance of Receivables in the Total Receivables Pool for each day during the Collection Period immediately preceding such Distribution Date.

              "SERVICING FEE RATE" means 1.25% or, following the appointment of the Backup Servicer hereunder pursuant to SECTION 13.3 hereof, as provided in SECTION 13.3(c).

              "SERVICING PORTFOLIO" means as of any date, the Aggregate Outstanding Principal Balance of all Receivables (whether or not thereafter sold or disposed of) which are serviced by the Servicer or any of its Affiliates at such time, calculated in a manner consistent with the calculation of the components of Average Servicing Portfolio in the Servicer's most recent Annual Report on Form 10-K to the extent such calculation is consistent with the calculation of the components of Average Servicing Portfolio in AFL's most recent Annual Report on
       Form 10-K.

              "SERVICING PROCEDURES MANUAL" means the collections procedures manual used by AFL in the servicing of Receivables, as amended from time to time.

              "SETTLEMENT DATE" means, with respect to any Advance, (a) each Distribution Date, (b) at the option of the Agent or the Borrower, the last day of the current Fixed Period of such Advance or (c) the date on which the Borrower shall prepay such Advance pursuant to SECTION 4.1 hereof.

              "SIMPLE INTEREST METHOD" means the method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

              "SIMPLE INTEREST RECEIVABLE" means a Receivable under which the portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

              "STANDARD & POOR'S" OR "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

              "STATED PERCENTAGE" means, on any date, the sum of (a) 4% PLUS (b) the LESSER of (x) 6% and (y) the aggregate of each Percentage Add-On in effect on such date as computed below:

       If on such date (i) a Level I Trigger Event exists, the Percentage Add-On related thereto shall be 2%; (ii) a Level II Trigger Event exists, the Percentage Add-On related thereto shall be 6%; (iii) a Level III Trigger Event exists, the Percentage Add-On related thereto shall be 2%; (iv) a Level IV Trigger Event exits, the Percentage Add-On related thereto shall be 6%; (v) a Level V Trigger Event exists, the Percentage Add-On related thereto shall be 2%; and (vi) a Level VI Trigger Event exists, the Percentage Add-On related thereto shall be 6%.

              "STRUCTURED LENDER" shall mean any Person whose principal business consists of issuing commercial paper, medium term notes or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets or interests therein and which is required by any nationally recognized rating agency which is rating such securities to obtain from its principal debtors an agreement such as that set forth in
       SECTION 8.12(a) of this Agreement in order to maintain such rating.

              "SUBSIDIARY" means, with respect to any Person, a corporation of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

              "TAKE-OUT SECURITIZATION" means (a) a financing transaction of any sort undertaken by the Borrower or any Affiliate of the Borrower secured, directly or indirectly, by any Transferred Receivables or (b) any other asset securitization, secured loans or similar transactions involving any Transferred Receivables or any beneficial interest therein.

              "TANGIBLE NET WORTH" means, with respect to the Borrower, the net worth of the Borrower calculated in accordance with GAAP after subtracting therefrom the aggregate amount of the Borrower's intangible assets, including, without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

              "TAXES" has the meaning set forth in SECTION 5.1(b).

              "TOTAL EXPENSE PERCENTAGE" means, as of any date, the sum of
       (a) the Servicing Fee Rate PLUS (b) the Custodial Fee Rate PLUS (c) the Backup Servicing Fee Rate PLUS (d) the Collateral Agent Fee Rate.

              "TOTAL RECEIVABLES POOL" means all Receivables owned by the Borrower.

              "TRANSACTION DOCUMENTS" means this Agreement, the Note, the Fee Letter, the Custodial Agreement, the Purchase Agreement, the Lockbox Agreement, the Collateral Agent Agreement, each Interest Rate Hedge, and the other documents to be executed and delivered in connection with this Agreement.

              "TRANSFERRED RECEIVABLE" means each Receivable which appears on any Schedule of Receivables at any time hereafter submitted to and accepted by the Borrower pursuant to Section 2.2 of the Purchase Agreement, whether purchased by the Borrower or contributed to the capital of the Borrower. Once a Receivable appears on any such Schedule of Receivables it shall remain a Transferred Receivable; PROVIDED, HOWEVER, that with respect to any Receivable that is purchased or repurchased by AFL or the Servicer, following the Borrower's receipt of the purchase price for such Receivable, "TRANSFERRED RECEIVABLE" shall not include the Receivable so purchased or repurchased.

              "TRANSFER REQUEST" has the meaning set forth in SECTION 9.5(a).

              "TRANSITION COSTS" means any documented expenses and allocated cost of personnel reasonably incurred by the Backup Servicer in connection with a transfer of servicing from the Servicer to the Backup Servicer as the successor Servicer in an amount not to exceed $100,000.

              "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

              "UNMATURED FACILITY TERMINATION EVENT" means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute a Facility Termination Event.

              "WARRANTY RECEIVABLE" means, with respect to any Collection Period, a Receivable that the Servicer has become obligated to repurchase pursuant to SECTION 8.7.

              "WRITTEN" or "IN WRITING" (and other variations thereof) means any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

              "YEAR 2000 COMPLIANT" means, with regard to any Person, that all software, embedded microchips, and other processing capabilities utilized by, and material to the business or servicing operations or financial condition of such Person, are able to interpret and manipulate data involving all calendar dates correctly and without causing any abnormal ending scenario, including dates in and after the year 2000.

              "YIELD" means, with respect to any period, the sum of the following:

       (i) without duplication of the amount set forth in the immediately following clause (ii), the sum of the daily interest accrued on the commercial paper issued to fund or maintain any Advance outstanding on each day during such period equal, for any such day, to the product of (x) the outstanding principal amount of such commercial paper on such day, (y) the Commercial Paper Rate and
(z) 1/360, PLUS

       (ii) if any commercial paper has been issued during such period to fund the interest component on any other commercial paper maturing on a date other than a Settlement Date, the sum of the daily interest accrued on such additional commercial paper outstanding on each day during such period equal, for any such day, to the product of (x) the outstanding principal amount of such additional commercial paper on such day, (y) the Commercial Paper Rate and (z) 1/360, PLUS

       (iii) the sum of the daily interest accrued on Advances funded or maintained other than through the issuance of commercial paper on each day during such period equal, for any such day, to the product of (x) the outstanding principal amount of such Advances on such day, (y) the Bank Rate and
(z) the applicable computation period determined in accordance with SECTION 3.5 of this Agreement, MINUS

       (iv) the amount of Yield paid on all Interim Distribution Dates during such period.

       Notwithstanding clauses (i), (ii) and (iii) above, after the date any principal amount of any Advance is due and payable (whether on the Facility Termination Date, upon acceleration or otherwise) or after any other monetary obligation of the Borrower or the Servicer arising under this Agreement shall become due and payable, the Borrower or the Servicer, as the case may be, shall pay (to the extent permitted by law, if in respect of any unpaid amounts representing Yield) Yield (after as well as before judgment) on such amounts, payable on demand, at a rate PER ANNUM equal to the Default Rate.

              SECTION 1.2  OTHER DEFINITIONAL PROVISIONS.

              (a) Unless otherwise specified therein, all terms defined in this Agreement have the meanings as so defined herein when used in the Note or any other Transaction Document, certificate, report or other document made or delivered pursuant hereto.

              (b) Each term defined in the singular form in SECTION 1.1 or elsewhere in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement, the Note or any other Transaction Document, certificate, report or other document made or delivered pursuant hereto, and each term defined in the plural form in
       SECTION 1.1 shall mean the singular thereof when the singular form of such term is used herein or therein.

              (c) The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.

                                     ARTICLE II

                     THE FACILITY, ADVANCE PROCEDURES AND NOTE

              SECTION 2.1 FACILITY. On the terms and subject to the conditions set forth in this Agreement, the Noncommitted Lender may, in its sole discretion, make Advances to the Borrower on a revolving basis from time to time during the period commencing on the Effective Date and ending on the Facility Termination Date and, if the Noncommitted Lender elects not to, each of the Banks shall make Advances to the Borrower (to the extent of the unutilized Commitment of each Bank and PRO RATA among the Banks in accordance with their respective Commitment Percentages) on a revolving basis from time to time during the period commencing on the Effective Date and ending on the Commitment Termination Date, in each case in such amounts as may be from time to time requested by the Borrower pursuant to
       SECTION 2.2 (the "FACILITY"); PROVIDED, HOWEVER, that the aggregate principal amount of all Advances from time to time outstanding hereunder shall not exceed the lesser of (a) the Facility Limit and (b) the Borrowing Base. Within the limits of the Facility, the Borrower may borrow, prepay and reborrow under this SECTION 2.1. Under no circumstances shall any Lender make any such Advance if after giving effect thereto the aggregate outstanding principal balance of all Advances would exceed the Facility Limit.

              SECTION 2.2 ADVANCE PROCEDURES. The Borrower may request an Advance hereunder by giving notice to the Agent and the Collateral Agent of a proposed Advance not later than 1:00 P.M., New York time, one Business Day prior to the proposed date of such Advance. Each such notice (herein called an "ADVANCE REQUEST") shall be in the form of EXHIBIT A and shall include the date and amount of such proposed Advance, the desired duration of the Fixed Period for such Advance and the supplement to the Schedule of Receivables setting forth the information required therein with respect to the Receivables to be acquired by the Borrower with the proceeds of the proposed Advance. Any Advance Request given by the Borrower pursuant to this SECTION 2.2 shall be irrevocable and binding on the Borrower.

              SECTION 2.3 FUNDING. Subject to the satisfaction of the conditions precedent set forth in ARTICLE VII with respect to such Advance and the limitations set forth in SECTION 2.1, the Lenders shall make the proceeds of such requested Advance available as follows: FIRST, to the extent the amount on deposit in the Reserve Account is less than the Minimum Reserve Account Amount (computed after giving effect to the proposed Advance) on the proposed date of the Advance, an amount equal to such deficiency shall be deposited by the Lenders in the Reserve Account (by wire to account no. 1038377 maintained at Norwest (ABA # 091000019) for further credit to account no. 13464102); and SECOND, all amounts of the Advance in excess of the required deposit in the Reserve Account shall be made available to the Borrower by deposit to account no. 104755881059 maintained at U.S. Bank National Association (ABA# 091000022) in same day funds no later than 3:00 p.m., New York City time, on the proposed date of the Advance. Each Advance shall be on a Business Day and shall be in an amount of at least $5,000,000 (or an integral multiple of $1,000 in excess thereof).

              SECTION 2.4 REPRESENTATION AND WARRANTY. Each request for an Advance pursuant to SECTION 2.2 shall automatically constitute a representation and warranty by the Borrower to the Agent and the Lenders that, on the requested date of such Advance, (a) the representations and warranties contained in ARTICLE X will be true and correct as of such date as though made on such date, (b) no Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing or will result from the making of such Advance, and (c) after giving effect to such requested Advance, the aggregate principal balance of the outstanding Advances hereunder will not exceed the Borrowing Base.

              SECTION 2.5  [Intentionally left blank]

              SECTION 2.6  [Intentionally left blank]

              SECTION 2.7 VOLUNTARY TERMINATION OF FACILITY; REDUCTION OF FACILITY LIMIT. The Borrower may, in its sole discretion for any reason upon at least five Business Days' notice to the Agent, terminate the Facility in whole or reduce in part the unused portion of the Facility Limit; PROVIDED, HOWEVER, that (a) each such partial reduction will be in a minimum amount of $5,000,000 or a higher integral multiple of $1,000,000, (b) in the event of a partial reduction and after giving effect to any such partial reduction and any prior partial reduction, the remaining Facility Limit will not be less than $50,000,000, and (c) in connection therewith the Borrower complies with SECTION 3.2(b),
       SECTION 4.l(b) and SECTION 6.3. The amount of such reduction shall be applied to reduce the Commitment of each Bank PRO RATA on the basis of the Commitment Percentage of each such Bank. The Agent shall promptly provide copies of any such notice of termination or reduction received by it to each Lender together with a computation of the amount by which its Commitment (if any) has been reduced.

              SECTION 2.8 NOTE. All Advances shall be evidenced by a Note, with appropriate insertions, payable to the order of the Agent, on behalf of the Investors. The Borrower hereby irrevocably authorizes the Agent to make (or cause to be made) appropriate notations on the grid attached to the Note (or on any continuation of such grid, or at the Agent's option, in its records), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal of, and the yield rate and Fixed Period applicable to the Advances evidenced thereby. Such notations shall be rebuttably presumptive evidence of the subject matter thereof absent manifest error; PROVIDED, HOWEVER, that the failure to make any such notations shall not limit or otherwise affect any of the Obligations.

                                    ARTICLE III

                                 YIELD, FEES, ETC.

              SECTION 3.1 YIELD. The Borrower hereby promises to pay Yield on the unpaid principal amount of each Advance (or each portion thereof) for the period commencing on the date of such Advance until such Advance is paid in full. No provision of this Agreement or the Note shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law.

              SECTION 3.2 YIELD PAYMENT DATES. Yield accrued on each Advance shall be payable, without duplication:

       (a)    on the Facility Termination Date;

       (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Advance; and

       (c) on each Distribution Date; PROVIDED that Yield relating to such Advance may be payable, at the option of the Agent or the Borrower, on the related Interim Distribution Date.

              SECTION 3.3  YIELD ALLOCATIONS; SELECTION OF FIXED PERIODS, ETC.

              (a) The Agent shall, from time to time, in its sole discretion exercised in good faith, determine whether Yield in respect of the Advances then outstanding, or any portion thereof, shall be calculated by reference to the Commercial Paper Rate (such portion being herein called a "CP ALLOCATION") or the Bank Rate (such portion being herein called a "BANK RATE ALLOCATION", and together with a CP Allocation individually called an "ALLOCATION", and collectively, "ALLOCATIONS"); PROVIDED, HOWEVER, that the Agent may determine, at any time and in its sole discretion exercised in good faith, that the Commercial Paper Rate is unavailable or otherwise not desirable, in which case the Advances will be allocated to a Bank Rate Allocation (unless the Default Rate is in effect). The Agent shall provide the Borrower with reasonably prompt notice of the Allocations made by it pursuant to this SECTION 3.3(a).

              (b) The Agent, in its sole discretion exercised in good faith after consultation with the Borrower, shall select the duration of the initial and each subsequent Fixed Period relating to each Advance. In selecting such Fixed Period, the Agent shall use reasonable efforts, taking into consideration market conditions, to accommodate the Borrower's preferences; PROVIDED, HOWEVER, that the Agent shall have the ultimate authority to make all such selections. Unless consented to or directed by the Agent, the aggregate number of Fixed Periods for all Advances outstanding at any one time hereunder shall not exceed 25, it being understood that if necessary to match the funding requirement of the Noncommitted Lender, any Advance may be divided into portions having different Fixed Periods.

              SECTION 3.4 FEES. The Borrower agrees to pay to the Agent, on behalf of itself, the Lenders and the Liquidity Providers, certain fees in the amounts and on the dates set forth in the letter agreement among CSFB, AFL and the Borrower dated as of the date hereof (as the same may be amended, supplemented or otherwise modified, the "FEE LETTER").

              SECTION 3.5 COMPUTATION OF YIELD AND FEES. All Yield and Fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such Yield or Fee is payable over a year comprised of 360 days (or, in the case of Yield on an Advance bearing Yield at the Alternate Base Rate, 365 days or, if appropriate, 366 days).

                                     ARTICLE IV

                             REPAYMENTS AND PREPAYMENTS

              SECTION 4.1 REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Advance on the Facility Termination Date. Prior thereto, the Borrower:

              (a) may, from time to time on any Business Day, make a prepayment, in whole or in part, of the outstanding principal amount of any Advance; PROVIDED, HOWEVER, that

                     (i) all such voluntary prepayments shall require at least two but no more than five Business Days' prior written notice to the Agent; and

                     (ii) all such voluntary partial prepayments shall be in a minimum amount of $1,000,000 and an integral multiple of $500,000;

              (b) shall, on each date when any reduction in the Facility Limit shall become effective pursuant to SECTION 2.7, make a prepayment of the Advances in an amount equal to the excess, if any, of the aggregate outstanding principal amount of the Advances over the Facility Limit as so reduced;

              (c) shall, immediately upon any acceleration of the maturity date of the Advances pursuant to SECTION 14.2, repay all Advances in full, unless, pursuant to SECTION 14.2(a), only a portion of all Advances is so accelerated, in which event the Borrower shall repay the accelerated portion of the Advances;

              (d) shall, on the date the Borrower receives any proceeds from any Take-Out Securitization (after deducting all costs and expenses of such Take-Out Securitization), make a prepayment of the Advances in an amount substantially equal to such net proceeds or, if less, the total outstanding amount of Advances; and

              (e) shall prepay the Advances in full (in the manner set forth in SECTION 4.1(a)) in order to comply with the Clean-Up Requirement during each Clean-Up Period.

                     Each such prepayment or payment shall be subject to the payment of any amounts required by SECTION 6.3 resulting from a prepayment or payment of an Advance prior to the end of the Fixed Period with respect thereto.

                                     ARTICLE V

                                  PAYMENTS; TAXES

              SECTION 5.1  MAKING OF PAYMENTS; TAXES.

              (a) Subject to, and in accordance with, the provisions of the Collateral Agent Agreement, all payments of principal of, or Yield on, the Advances and of all Fees and other amounts shall be made by the Borrower no later than 2:00 p.m., New York time, on the day when due in lawful money of the United States of America in immediately available funds to the Agent (ABA #0260-0917-9), at its special account (account number 93053921) maintained at the office of CSFB at Eleven Madison Avenue, New York, New York or such other account as the Agent shall designate in writing to the Borrower and the Collateral Agent (the "AGENT'S ACCOUNT"). Funds received by the Agent after 2:00 p.m., New York time, on the date when due, will be deemed to have been received by the Agent on its next following Business Day.

              (b) All payments described in SECTION 5.1(a) and all other payments made by or on behalf of the Borrower, AFL or the Servicer to the Agent for the benefit of itself or the Lenders or to any other Affected Person under this Agreement and any other Transaction Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Official Body (EXCLUDING (i) taxes imposed on the net income of the Agent or such other Affected Person, however denominated, and (ii) franchise taxes imposed on the net income of the Agent or such other Affected Person in each case imposed: (1) by the United States or any political subdivision or taxing authority thereof or therein; (2) by any jurisdiction under the laws of which the Agent or such Affected Person or its applicable lending office is organized or located, managed or controlled or in which its principal office is located or any political subdivision or taxing authority thereof or therein; or (3) by reason of any connection between the jurisdiction imposing such tax and the Agent, such Affected Person or such lending office other than a connection arising solely from this Agreement or any other Transaction Document or any transaction hereunder or thereunder) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings, collectively or individually, "TAXES"). If any such Taxes are required to be withheld from any amounts payable to the Agent or any other Affected Person hereunder or under any other Transaction Document, the amounts so payable to the Agent or such Affected Person shall be increased to the extent necessary to yield to the Agent or such Affected Person (after payment of all Taxes) all amounts payable hereunder or thereunder at the rates or in the amounts specified in this Agreement and the other Transaction Documents. The Borrower (or the party required to "gross-up" the applicable payment) shall indemnify the Agent or any such Affected Person for the full amount of any such Taxes on the Settlement Date occurring after the date of written demand therefor by the Agent; PROVIDED that no Person shall be indemnified pursuant to this SECTION 5.1(b) to the extent the reason for such indemnification relates to, or arises from, the failure by such Person to comply with the provisions of SECTION 5.1(c).

              (c) Each Affected Person that is not incorporated under the laws of the United States of America or a state thereof or the District of Columbia shall:

                     (i) prior to becoming a party to any Transaction Document, deliver to the Borrower and the Agent (A) two duly completed copies of IRS Form 1001 or Form 4224, or successor applicable form, as the case may be, and (B) an IRS Form W-8 or W-9, or successor applicable form, as the case may be;

                     (ii) deliver to the Borrower and the Agent two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower and the Agent; and

                     (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Agent;

       UNLESS, in any such case, an event (including, without limitation, any change in treaty, law or regulation) has occurred after the Closing Date and prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Affected Person from duly completing and delivering any such form with respect to it, and such Affected Person so advises the Borrower and the Agent. Each such Affected Person so organized shall certify (i) in the case of an IRS Form 1001 or IRS Form 4224, that it is entitled to receive payments under the this Agreement and the other Transaction Documents without deduction or withholding of any United States federal income taxes and (ii) in the case of an IRS Form W-8 or IRS Form W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that desires to become an additional party to a Noncommitted Lender Liquidity Arrangement, shall prior to the effectiveness of such addition, be required to provide all of the forms and statements required pursuant to this SECTION 5.1(c).

              SECTION 5.2 APPLICATION OF CERTAIN PAYMENTS. Each payment of principal of the Advances shall be applied to such Advances as the Borrower shall direct or, in the absence of such notice or during the existence of a Facility Termination Event or after the Facility Termination Date, as the Agent shall determine, in its discretion.

              SECTION 5.3 DUE DATE EXTENSION. If any payment of principal or Yield with respect to any Advance falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional Yield shall accrue and be payable for the period of such extension at the rate applicable to such Advance.

                                     ARTICLE VI

                               INCREASED COSTS, ETC.

              SECTION 6.1  INCREASED COSTS.

              (a) If due to the introduction of or any change in or in the interpretation of any law or regulation occurring or issued after the date hereof, the Agent, any Lender or other Investor, any Liquidity Provider, any Participant, or any of their respective Affiliates (each an "AFFECTED PERSON") determines that compliance with any law or regulation or any guideline or request from any central bank or other Official Body (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of its obligations or commitments hereunder or with respect hereto or to the funding thereof and other obligations or commitments of the same type, THEN, upon demand by such Affected Person (with a copy to the Agent) (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed), the Borrower shall immediately pay to the Agent, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such obligations, commitments or fundings. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this SECTION 6.1(a) agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different office or branch of such Affected Person as its lending office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Affected Person.

              (b) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements referred to in SECTION 6.2) in or in the interpretation of any law or regulation or (ii) compliance with any guideline or request from any central bank or other Official Body (whether or not having the force of law) issued after the date hereof, there shall be any increase in the cost to a Lender of agreeing to make Advances in respect of which Yield is computed by reference to the Eurodollar Rate, THEN, upon demand by such Lender (with a copy to the Agent) (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed), the Borrower shall immediately pay to the Agent, for the account of such Lender (as a third-party beneficiary), from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increased costs. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this SECTION 6.1(b) agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different office or branch of such Affected Person as its lending office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Affected Person.

              SECTION 6.2 ADDITIONAL YIELD ON ADVANCES BEARING A EURODOLLAR RATE. The Borrower shall pay to any Lender, so long as such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency liabilities, additional Yield on the unpaid Advances of such Lender during each Fixed Period in respect of which Yield is computed by reference to the Eurodollar Rate, for such Fixed Period, at a rate per annum equal at all times during such Fixed Period to the remainder obtained by subtracting (i) the Eurodollar Rate for such Fixed Period from (ii) the rate obtained by dividing such Eurodollar Rate referred to in clause (i) above by that percentage equal to 100% MINUS the Eurodollar Rate Reserve Percentage of such Lender for such Fixed Period, payable on each date on which Yield is payable on such Advances. Such additional Yield shall be determined by such Lender and notice thereof (accompanied by a statement setting forth the basis for the amount being claimed) given to the Borrower through the Agent within 30 days after any Yield payment is made with respect to which such additional Yield is requested. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this SECTION 6.2 agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different office or branch of such Affected Person as its lending office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Affected Person.

              SECTION 6.3 FUNDING LOSSES. The Borrower hereby agrees that upon demand by any Affected Person (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) the Borrower will indemnify such Affected Person against any net loss or expense which such Affected Person may sustain or incur (including, without limitation, any net loss or expense incurred by reason of or resulting from interest to accrue on the related commercial paper after the date of any payment or prepayment of an Advance or from the liquidation or reemployment of deposits or other funds acquired by such Affected Person to fund or maintain any Advance to the Borrower), as reasonably determined by such Affected Person, as a result of any failure to borrow an Advance on the date specified therefor in an Advance Request (other than due to a default by a Lender) or as a result of any payment or prepayment (including any mandatory prepayment) of any Advance on a date other than the last day of the Fixed Period for such Advance. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof.

              SECTION 6.4 REPLACEMENT OF AFFECTED PERSON. Upon the receipt by the Borrower of a claim for reimbursement or compensation under SECTION
       6.1 OR 6.2 hereof by an Affected Person, if payment thereof shall not be waived by such Affected Person, the Borrower may (a) request such Affected Person or the Lender that has assigned an interest in its Advances to such Affected Person to use reasonable efforts to assist the Borrower in its attempt to obtain a replacement bank, financial institution or Structured Lender, as applicable, satisfactory to the Borrower (in the case of a replacement Lender) and the Agent (which consent shall not be unreasonably withheld), to acquire and assume all or a ratable part of such Affected Person's commitment to make Advances, Advances, or interests therein (a "REPLACEMENT PERSON"), or (b) request one or more of the other Lenders or Investors to acquire and assume all or a part of such Affected Person's commitment to make Advances, Advances or interests therein. Upon notice from the Borrower, such Affected Person shall, or the Lender that has assigned an interest in its Advances to such Affected Person shall cause such Affected Person to, assign, without recourse, its commitment to make Advances, Advances or interests therein and its other rights and obligations (if any) hereunder, or a ratable share thereof, to the Replacement Person or Replacement Persons designated by the Borrower and consented to by the Agent for a purchase price equal to the sum of the principal amount of the Advances or interests therein so assigned, all accrued and unpaid Yield thereon and any other amounts (including Fees and any amounts owing under this ARTICLE VI) to which such Affected Person is entitled hereunder; PROVIDED, that the Borrower shall provide such Affected Person with an Officer's Certificate stating that such Replacement Person has advised the Borrower that it is not subject to, or has agreed not to seek, such increased amount.

                                    ARTICLE VII

                       EFFECTIVENESS; CONDITIONS TO ADVANCES

              SECTION 7.1 EFFECTIVENESS. This Agreement shall become effective on the first day (the "EFFECTIVE DATE") on which the Agent, on behalf of the Lenders, shall have received the following, each in form and substance satisfactory to the Agent, PROVIDED that the Effective Date may not occur later than October 31, 1998 without the prior written consent of the Agent and the Lenders:

              (a) AGREEMENT. This Agreement and the Joinder Supplement executed by each party thereto;

              (b) RESOLUTIONS. A copy of the resolutions of the Board of Directors of each of the Borrower and AFL approving the Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

              (c) CHARTERS. The Certificate or Articles of Incorporation of each of Borrower and AFL certified by the Secretary of State of Delaware and Minnesota, respectively;

              (d) GOOD STANDING CERTIFICATE. Good Standing Certificates for the Borrower issued by the Secretaries of State of Delaware and Minnesota and a Good Standing Certificate for AFL issued by the Secretary of State of Minnesota;

              (e) INCUMBENCY. A certificate of the Secretary or Assistant Secretary of each of the Borrower and AFL certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it (on which certificate the Agent and the Lenders may conclusively rely until such time as the Agent shall receive a revised certificate meeting the requirements of this subsection (e)) and (ii) a copy of the Borrower's and AFL's by-laws;

              (f) FILINGS. Acknowledgment copies of proper UCC-1 Financing Statements (executed by AFL and/or Borrower, as applicable), as may be necessary or, in the opinion of the Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the security interest of the Collateral Agent on behalf of the Secured Parties in all Borrower Collateral in which an interest may be pledged hereunder;

              (g) SEARCHES. Certified copies of Requests for Information or Copies (Form UCC-11) (or a similar search report certified by a party acceptable to the Agent), dated a date reasonably near to the Effective Date, listing all effective financing statements which name AFL or the Borrower (under their respective present names and any previous names) as debtor and which are filed in the jurisdictions in which filings were made pursuant to SECTION 7.1(f), together with copies of such financing statements;

              (h) OPINIONS. Legal opinion(s) of Dorsey & Whitney LLP, special counsel for the Borrower and AFL, in form and substance satisfactory to the Agent covering such matters as the Agent may reasonably request;

              (i) FEE LETTER. The Fee Letter, duly executed and delivered by the parties thereto, and all amounts required to be paid on the Effective Date thereunder shall have been paid;

              (j) ACCOUNTS. Evidence that the Reserve Account, the Collateral Account and the Collection Account have been established and the Borrower shall have caused to be deposited in the Reserve Account an amount equal to the Minimum Reserve Account Amount;

              (k) TRANSACTION DOCUMENTS. Executed counterparts of each of the other Transaction Documents, duly executed by each of the parties thereto, and all conditions to the effectiveness thereof set forth therein shall have been satisfied in all respects;

              (l) PROCEDURES LETTER. An "agreed upon procedures" letter approved and accepted by the Independent Accountants, AFL and the Agent relating to the reviews described in SECTION 8.12(b); and

              (m) OTHER. Such other approvals, documents, opinions, certificates and reports as the Agent may reasonably request.

              SECTION 7.2 ALL ADVANCES. The making of each Advance is subject to the condition that the Effective Date shall have occurred and to the following further conditions precedent that:

              (a) NO FACILITY TERMINATION EVENT, ETC. (i) No Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing or will result from the making of such Advance, (ii) the representations and warranties of the Borrower contained in ARTICLE X and the Servicer contained in SECTION 8.6(b) are true and correct as of the date of such requested Advance, with the same effect as though made on the date of (and after giving effect to) such Advance, and (iii) after giving effect to such Advance, the aggregate outstanding principal balance of the Advances hereunder will not exceed the lesser of the Facility Limit and the Borrowing Base;

              (b) ADVANCE REQUEST, ETC. The Agent shall have received the Advance Request for such Advance in accordance with SECTION 2.2, together with all items required to be delivered in connection therewith;

              (c) FACILITY TERMINATION DATE. The Facility Termination Date shall not have occurred;

              (d) MINIMUM ADVANCE AMOUNT. The amount of such Advance is not less than $5,000,000;

              (e) COLLATERAL RECEIPT. The Agent shall have received a duly completed and executed Collateral Receipt in respect of each Receivable identified as an "Eligible Receivable" in the Schedule of Receivables (or, in the case of any Advance after the initial Advance, the supplement thereto) submitted with the Advance Request for such Advance;

              (f) WEEKLY REVIEW. The Agent shall have received the results of the most recent review required to be made by the Independent Accountants pursuant to SECTION 8.12(b), which review shall contain no exceptions unacceptable to the Agent in its reasonable discretion;

              (g) BORROWING BASE CONFIRMATION. The Agent shall have received a duly completed and executed certificate regarding the Borrowing Base in the form attached hereto as EXHIBIT D (a "BORROWING BASE CONFIRMATION"), computed as of the date of such Advance and after giving effect thereto and to the purchase by the Borrower of any Receivables to be purchased by it under the Purchase Agreement on such date;

              (h) INTEREST RATE HEDGES. The Agent shall have received evidence, in form and substance satisfactory to the Agent, that the Borrower has entered into Interest Rate Hedges to the extent required by, and satisfying the requirements of, SECTION 11.6 (together with an Interest Rate Hedge Assignment Acknowledgment duly executed by the counterparty thereto and concurrently delivered to the Agent);

              (i) RESERVE ACCOUNT. After giving effect to such Advance and the application of the proceeds thereof in accordance with SECTION 2.3, the amount on deposit in the Reserve Account is not less than the Minimum Reserve Account Amount;

              (j) CERTIFICATES. The Agent shall have received a certificate duly executed by a Responsible Officer of the Borrower to the effect that the conditions set forth in SECTION 7.2(a) have been satisfied with respect to the proposed Advances; and

              (k) REPORTS. The Agent shall have received such other approvals, documents, opinions, certificates and reports as it may reasonably request.

                                    ARTICLE VIII

                    ADMINISTRATION AND SERVICING OF RECEIVABLES

              SECTION 8.1 DUTIES OF THE SERVICER. The Servicer is hereby authorized to act for the Borrower and in such capacity shall manage, service, administer and make collections on the Transferred Receivables, and perform the other actions required by the Servicer under this Agreement for the benefit of the Investors and other Secured Parties.
       The Servicer agrees that its servicing of the Transferred Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others in accordance with AFL's Servicing Procedures Manual as in effect from time to time for servicing all its other comparable motor vehicle receivables. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Transferred Receivables, investigating delinquencies, sending payment statements or payment books to Obligors, reporting any required tax information to Obligors, policing the collateral, complying with the terms of the Lockbox Agreement, accounting for collections and furnishing monthly and annual statements to the Agent and the Collateral Agent with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein. The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Transferred Receivables provided for in the Dealer Agreements (and shall maintain possession of the Dealer Agreements, to the extent it is necessary to do
       so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments and Insurance Policies relate to the Transferred Receivables, the related Financed Vehicles or the related Obligors.

                     To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures with respect to the Transferred Receivables and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Borrower to execute and deliver, on behalf of the Borrower, the Investors, the Collateral Agent, the Custodian or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Transferred Receivables and with respect to the related Financed Vehicles. The Servicer is authorized to release Liens on Financed Vehicles in order to collect insurance proceeds with respect thereto and to liquidate such Financed Vehicles in accordance with its customary standards, policies and procedures; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Transferred Receivable or waive the right to collect the unpaid balance of any Transferred Receivable from the Obligor, except that the Servicer may forego collection efforts if the amount subject to collection is DE MINIMIS and if it would forego collection in accordance with its customary procedures. The Servicer is hereby authorized to commence, in its own name or in the name of the Borrower, the Collateral Agent or the Lenders (PROVIDED that if the Servicer is acting in the name of the Borrower, the Collateral Agent or the Lenders, the Servicer shall have obtained the Borrower's, the Collateral Agent's and the Agent's consent, as the case may be, which consent shall not be unreasonably withheld), a legal proceeding to enforce a Transferred Receivable pursuant to SECTION 8.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Transferred Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Borrower or the Collateral Agent (on behalf of the Secured Parties), as the case may be, shall thereupon be deemed to have automatically assigned such Transferred Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Borrower or the Collateral Agent (on behalf of the Secured Parties), as the case may be, to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Borrower and the Collateral Agent (on behalf of the Secured Parties), as the case may be, shall furnish the Servicer with any powers of attorney and other documents which the Servicer may reasonably request in writing and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

              SECTION 8.2 COLLECTION OF RECEIVABLE PAYMENTS; MODIFICATION AND AMENDMENT OF RECEIVABLES; LOCKBOX AGREEMENTS.

              (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Transferred Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Transferred Receivables, the Dealer Agreements, the Dealer Assignments and the Insurance Policies in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Borrower and the Secured Parties with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Transferred Receivable.

              (b) The Servicer may at any time agree to a modification or amendment of a Transferred Receivable in order to (i) change the Obligor's regular due date to another date within the Collection Period in which such due date occurs, (ii) re-amortize the amount of the scheduled payments on the Transferred Receivable following a partial prepayment of principal or (iii) convert a Pre-Computed Receivable to a Simple Interest Receivable.

              (c) The Servicer may grant payment extensions on, or other modifications or amendments to, a Transferred Receivable (including those modifications permitted by SECTION 8.2(b)) in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Transferred Receivable, will maximize the amount to be received by the Borrower and the Secured Parties with respect to such Transferred Receivable, and is otherwise in the best interests of the Borrower and the Investors; PROVIDED, HOWEVER, that:

                     (i) in no event may a Transferred Receivable be extended more than twice during any twelve month period or more than six times during the full term of such Transferred Receivable;

                     (ii) any such extension shall not extend beyond 84 months after the Facility Termination Date;

                     (iii) the Servicer shall not amend or modify a Transferred Receivable (except as provided in SECTION 8.2(b) and this SECTION 8.2(c)) without the written consent of the Agent; and

                     (iv) the terms of each Transferred Receivable may only be amended once.

       PROVIDED, THAT any such amendment, modification or extension shall be delivered by the Servicer to the Custodian (with a copy to the Agent) promptly after execution thereof.

              (d) The Servicer shall use its best efforts to cause Obligors to make all payments on the Transferred Receivables, whether by check or by direct debit of the Obligor's bank account, to be made directly to one or more Lockbox Banks, acting as agent for the Collateral Agent (on behalf of the Secured Parties) pursuant to a Lockbox Agreement. Amounts received by a Lockbox Bank in respect of the Transferred Receivables may initially be deposited into a demand deposit account maintained by the Lockbox Bank as agent for the

       Collateral Agent (on behalf of the Secured Parties) and for other owners of automobile receivables serviced by the Servicer. The Servicer shall use its best efforts to cause the Lockbox Banks, pursuant to the Lockbox Agreement, to deposit all payments on the Transferred Receivables in the Lockbox Account no later than the Business Day after receipt and shall transfer all amounts credited to the Lockbox Account on account of such payments to the Collection Account, no later than the second Business Day after receipt of such payments. The Lockbox Account shall be a demand deposit account held by the Lockbox Bank, or at the request of the Agent, an Eligible Account satisfying clause (i) of the definition thereof.

                     Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreement, the Servicer shall remain obligated and liable to the Agent, the Collateral Agent and the Investors for servicing and administering the Transferred Receivables in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

                     In the event the Servicer shall for any reason no longer be acting as such, the Backup Servicer or successor Servicer shall thereupon assume all of the rights and, from the date of assumption, all of the obligations of the outgoing Servicer under the Lockbox Agreement, if applicable. The Backup Servicer or any other successor Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to each such Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, upon request of the Agent, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lockbox Agreement to the successor Servicer. In the event that the Agent elects to change the identity of the Lockbox Bank, the Servicer, at its expense, shall cause the Lockbox Bank to deliver, at the direction of the Agent, to the Collateral Agent or a successor Lockbox Bank all documents and records relating to the Transferred Receivables and all amounts held (or thereafter received) by the Lockbox Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lockbox arrangements and the Servicer shall notify the Obligors to make payments to the Lockbox Account established by the successor.

              (e) The Servicer shall remit all payments by or on behalf of the Obligors received directly by the Servicer to the Lockbox Account, without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof.

              SECTION 8.3  REALIZATION UPON RECEIVABLES.

              (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Transferred Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Transferred Receivable but in no event later than the date on which all or any portion of a Scheduled Payment has become 91 or more days delinquent. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by SECTION 8.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, selling the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such Transferred Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Transferred Receivable by an amount greater than the amount of such expenses. All Recoveries shall be remitted directly by the Servicer to the Lockbox Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer, which amounts may be retained by the Servicer (and shall not be required to be deposited in the Lockbox Account) to the extent of such expenses. The Servicer shall pay on behalf of the Borrower any personal property taxes assessed on repossessed Financed Vehicles; and the Servicer shall be entitled to reimbursement of any such tax from Recoveries with respect to the related Transferred Receivable.

              (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Borrower and the Collateral Agent (on behalf of the Secured Parties) to the Servicer of the rights under such Dealer Agreement and Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding, it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Borrower, at the Servicer's expense, shall take such steps as the Servicer deems necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name. All amounts recovered shall be remitted directly by the Servicer to the Lockbox Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof.

              SECTION 8.4  INSURANCE.

              (a) The Servicer shall monitor the status of the Insurance Policies in accordance with its customary servicing procedures. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage insurance policy covering the related Financed Vehicle which satisfies the conditions set forth in subsection (v) of the definition of "Eligible Receivable" (including during the repossession of such Financed Vehicle) the Servicer shall enforce the rights of the holder of the Receivable thereunder to require that the Obligor obtains such physical loss and damage insurance.

              (b) The initial Servicer may, if an Obligor fails to obtain or maintain a physical loss and damage Insurance Policy, obtain insurance with respect to the related Financed Vehicle and advance on behalf of such Obligor, as required under the terms of the Insurance Policy, the premiums for such insurance (such insurance being referred to herein as "FORCE-PLACED INSURANCE"). All policies of Force-Placed Insurance shall be endorsed with clauses providing for loss payable to the Collateral Agent. Any cost incurred by the Servicer in maintaining such Force-Placed Insurance shall only be recoverable out of premiums paid by the Obligors or Recoveries with respect to the Transferred Receivable, as provided in paragraph (c) of this SECTION 8.4.

              (c) In connection with any Force-Placed Insurance obtained hereunder, the Servicer may, in the manner and to the extent permitted by applicable law, require the Obligors to repay the entire premium to the Servicer. In no event shall the Servicer include the amount of the premium in the Amount Financed under the Receivable. For all purposes of this Agreement, the Insurance Add-On Amount with respect to any Receivable having Force-Placed Insurance will be treated as a separate obligation of the Obligor and will not be added to the Principal Balance of such Receivable, and amounts allocable thereto will not be available in respect of the Obligations. The Servicer shall retain and separately administer the right to receive payments from Obligors with respect to Insurance Add-On Amounts or rebates of Force-Placed Insurance premiums. If an Obligor makes a payment with respect to a Receivable having Force-Placed Insurance, but the Servicer is unable to determine whether the payment is allocable to the Receivable or to the Insurance Add-On Amount, the payment shall be applied first to any unpaid Scheduled Payments and then to the Insurance Add-On Amount. Recoveries on any Receivable will be used first to pay the Principal Balance and accrued interest on such Receivable and then to pay the related Insurance Add-On Amount. If an Obligor under a Receivable with respect to which the Servicer has placed Force-Placed Insurance fails to make scheduled payments of such Insurance Add-On Amount as due, and the Servicer has determined that eventual payment of the Insurance Add-On Amount is unlikely, the Servicer may, but shall not be required to, purchase such Receivable from the Borrower for the Purchase Amount on any subsequent Distribution Date. Any such Receivable, and any Receivable with respect to which the Servicer has placed Force-Placed Insurance which has been paid in full (excluding any Insurance Add-On Amounts) will be assigned by the Borrower to the Servicer.

              (d) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Borrower and the Collateral Agent (on behalf of the Secured Parties). If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Borrower and the Collateral Agent (on behalf of the Secured Parties) under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Borrower shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name.

              (e) The Servicer shall maintain Collateral Insurance. Costs incurred by the Servicer in maintaining such insurance shall be paid by the Servicer. The Servicer will cause itself to be named as named insured and the Collateral Agent to be named a loss payee under all such Collateral Insurance. The Servicer may, with the consent of the Agent, elect not to maintain such Collateral Insurance but in such event will be obligated to indemnify the Borrower, the Collateral Agent and the Secured Parties against any losses arising from an Obligor's failure to maintain physical loss and damage insurance with respect to the related Financed Vehicle.

              SECTION 8.5  MAINTENANCE OF SECURITY INTERESTS IN FINANCED
              VEHICLES.

              (a) Consistent with its obligations under this Agreement, the Collateral Agent Agreement and the Custodial Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the security interest created by each Transferred Receivable in the related Financed Vehicle on behalf of the Borrower and the Collateral Agent for the benefit of the Secured Parties, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the Transferred Receivables. The Borrower and the Collateral Agent (on behalf of the Secured Parties) each hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Borrower and the Collateral Agent (on behalf of the Secured Parties) as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Transferred Receivable to the Borrower and the pledge thereof to the Collateral Agent (on behalf of the Secured Parties), and the filing of UCC financing statements all as provided herein, is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Borrower and the pledge thereof to the Collateral Agent (on behalf of the Secured Parties), the parties hereto agree that AFL's designation as the secured party on the certificate of title is, with respect to each secured party, as applicable, in its capacity as agent of the Borrower and the Secured Parties.

              (b) Upon the occurrence and during the continuance of a Facility Termination Event, the Agent may instruct the Borrower and the Servicer to take or cause to be taken such reasonable action as may, in the opinion of counsel to the Agent, be necessary or desirable to perfect or re-perfect the security interests in the Financed Vehicles securing the Transferred Receivables in the name of the Borrower and the Collateral Agent (on behalf of the Secured Parties) (as lienholder) by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Agent, be necessary or prudent. AFL hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor. In addition, prior to the occurrence of a Facility Termination Event, the Agent may instruct the Borrower and the Servicer to take or cause to be taken such reasonable action as may, in the opinion of counsel to the Agent, be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Transferred Receivables in the name of the Borrower and the Collateral Agent (on behalf of the Secured Parties), including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Agent, be necessary or prudent; PROVIDED, HOWEVER, that if the Agent requests that the title documents be amended prior to the occurrence of a Facility Termination Event or Unmatured Facility Termination Event, the out-of-pocket expenses of the Servicer or the Borrower in connection with such action shall be reimbursed to the Servicer or the Borrower, as applicable, by the Banks.

              SECTION 8.6 COVENANTS, REPRESENTATIONS AND WARRANTIES OF SERVICER. The Servicer hereby makes the following representations, warranties and covenants to the other parties hereto on which the Lenders shall rely in making the Advances.

              (a) The Servicer covenants to the Borrower, the Agent and the Investors as follows:

                     (i) LIENS IN FORCE. The Financed Vehicle securing each Transferred Receivable shall not be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise contemplated herein;

                     (ii) NO IMPAIRMENT. The Servicer shall do nothing to impair the rights of the Borrower or the Secured Parties in the Transferred Receivables, the Dealer Agreements, the Dealer Assignments or the Insurance Policies;

                     (iii) NO AMENDMENTS. The Servicer shall not extend or otherwise amend the terms of any Transferred Receivable, except in accordance with SECTION 8.2;

                     (iv) SERVICING OF RECEIVABLES. The Servicer shall service the Transferred Receivables as required by the terms of this Agreement and in material compliance with the current Servicing Procedures Manual for servicing all its other comparable motor vehicle receivables and the Servicer shall not change the manner in which it services the Receivables in any way that can have a material adverse effect on the Transferred Receivables;

                     (v) COMPLIANCE WITH LAWS. The Servicer shall comply in all material respects with the laws of each state in which a Transferred Receivable is located, including, without limitation, all federal and state laws regarding the collection and enforcement of consumer debt;

                     (vi)   NOTICE OF RELOCATION.   The Servicer shall give the
Agent at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services the Collateral and its principal executive office within the United States of America;

                     (vii) MAINTENANCE OF COMPUTER SYSTEMS, ETC. The Servicer shall maintain its computer systems so that, from and after the time of the first Advance under this Agreement, the Servicer's master computer records (including archives) that shall refer to the Collateral indicate clearly that such Collateral is subject to first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties. Indication of the Collateral Agent's security interest shall be deleted from or modified on the Servicer's computer systems when, and only when, the Collateral in question shall have been paid in full or sold by the Borrower in accordance herewith; and

                     (viii) OTHER SALES, GRANTS OR TRANSFERS. If at any time the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Collateral, shall indicate clearly that such Collateral is subject to a first priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties.

              (b) The Servicer represents and warrants to the Borrower, the Agent and the Investors, as of the Closing Date and as of each Advance Date as to itself that:

                     (i) ORGANIZATION AND GOOD STANDING. The Servicer has been duly organized and is validly existing and in good standing under the laws of the State of Minnesota or, in the case of a successor Servicer, its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is party (in any capacity);

                     (ii) DUE QUALIFICATION. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would have a material adverse effect on its ability to perform its obligations hereunder or under any other Transaction Document to which it is party (in any capacity);

                     (iii) POWER AND AUTHORITY. The Servicer has the power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party (in any capacity) and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party (in any capacity) have been duly authorized by the Servicer by all necessary corporate action;

                     (iv) BINDING OBLIGATION. This Agreement and the Transaction Documents to which it is a party (in any capacity) shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                     (v) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Transaction Documents to which it is a party (in any capacity), and the fulfillment of the terms of this Agreement and the Transaction Documents to which it is a party (in any capacity), shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate or articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court other Official Body, having jurisdiction over the Servicer or any of its properties, or in any way materially adversely affect the interest of the Borrower, the Collateral Agent or the Secured Parties in any Transferred Receivable, or affect the Servicer's ability to perform its obligations under this Agreement;

                     (vi) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court or other Official Body having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents, or (D) that could have a material adverse effect on the Transferred Receivables;

                     (vii) YEAR 2000 COMPLIANCE. The Servicer and its Subsidiaries have (i) undertaken a detailed review and assessment of all areas within its business and operations (including its servicing operations) that could be adversely affected by the failure of the Servicer or its Subsidiaries to be Year 2000 Compliant on a timely basis, (ii) developed a detailed plan and timetable for becoming Year 2000 Compliant on a timely basis, and
(iii) implemented and will implement that plan in accordance with that timetable in all material respects;

                     (viii) NO CONSENTS. The Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization of, or registration or declaration with, any Official Body in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the Transaction Documents to which it is party (in any capacity); and

                     (ix) CHIEF EXECUTIVE OFFICE. The chief executive office of AFL is located at 7825 Washington Avenue South, Suite 500, Minneapolis, Minnesota 55439-2435.

              SECTION 8.7 PURCHASE OF RECEIVABLES UPON BREACH OF COVENANT OR REPRESENTATION AND WARRANTY. The Borrower or the Servicer, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach of the Servicer's representations and warranties and covenants pursuant to SECTION 8.5(a) or 8.6; PROVIDED, HOWEVER, that the failure to give any such notice shall not derogate from any obligation of the Servicer hereunder to repurchase any Transferred Receivable; PROVIDED, FURTHER that, the Backup Servicer shall have no duty to inquire into or to investigate the breach of any such representations and warranties and covenants. Unless the breach shall have been cured by the last day of the first full calendar month following the discovery by or notice to the Servicer of the breach, the Servicer shall have an obligation, and the Borrower and the Agent shall (PROVIDED that it either has made such discovery or has received such notice thereof) enforce such obligation of the Servicer, to repurchase any Transferred Receivable materially and adversely affected by the breach. The Borrower shall notify the Agent promptly, in writing, of any failure by the Servicer to so repurchase any Transferred Receivable. In consideration of the purchase of the Transferred Receivable, the Servicer shall remit the Purchase Amount to the Collection Account on the date of such repurchase.

                     In addition to the foregoing and notwithstanding whether the related Transferred Receivable shall have been purchased by the Servicer, the Servicer shall indemnify the Backup Servicer, the Collateral Agent, the Borrower, the Agent and the other Secured Parties against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to a breach of the covenants or representations and warranties set forth in SECTION 8.5(a) or 8.6.

              SECTION 8.8 TOTAL SERVICING FEE; PAYMENT OF CERTAIN EXPENSES BY SERVICER.

              (a) Subject to, and in accordance with, the provisions of the Collateral Agent Agreement, on each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Servicing Fee for the related Collection Period.

              (b) The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer). The Servicer shall be liable for the fees and expenses of the Backup Servicer, the Lockbox Bank (and any fees under the Lockbox Agreement), the Custodian, the Collateral Agent and the Independent Accountants, to the extent such amounts have not been paid in accordance with the Collateral Agent Agreement.

              SECTION 8.9  SERVICER'S CERTIFICATE.

              (a) No later than 5:00 p.m., New York City time, on each Determination Date, the Servicer shall deliver to the Backup Servicer, the Collateral Agent, the Borrower and the Agent a Servicer's Certificate executed by a Responsible Officer of the Servicer in the form attached hereto as EXHIBIT E. Transferred Receivables purchased by the Servicer or AFL and each Transferred Receivable which became a Warranty Receivable or a Defaulted Receivable or a Delinquent Receivable or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Receivables).

              (b) In addition to the information required by SECTION 8.9(a), the Servicer shall include in the copy of the Servicer's Certificate delivered to the Borrower and the Agent (i) whether any Facility Termination Event or Unmatured Facility Termination Event has occurred as of such Determination Date, (ii) whether any Facility Termination Event or Unmatured Facility Termination Event that may have occurred as of a prior Determination Date is deemed cured as of such Determination Date,
       (iii) the Delinquency Ratio and Portfolio Net Loss Ratio for such Determination Date and the Servicer Delinquency Ratio, Monthly Excess Spread Percentage and Net Yield as of the last day of the preceding Collection Period, (iv) whether a Level I-VI Trigger Event has occurred (specifying same) and the Stated Percentage and Required Reserve Account Amount for such Determination Date and (v) the Borrowing Base, Required Holdback and Deficiency Percentage for such Determination Date.

              SECTION 8.10 ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF SERVICER TERMINATION EVENT.

              (a) The Servicer shall deliver to the Backup Servicer, the Borrower, the Collateral Agent and the Agent, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on March 31, 1999, an Officer's Certificate, dated as of December 31 (or other applicable date) of the immediately preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

              (b) The Borrower or the Servicer shall deliver to the Backup Servicer, the Borrower, the Collateral Agent and the Agent, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which is, or with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under SECTION 13.1.

              SECTION 8.11  ANNUAL INDEPENDENT ACCOUNTANTS' REPORT

              (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer or to AFL, to deliver to the Servicer, the Backup Servicer, the Borrower, the Collateral Agent and the Agent, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on March 31, 1999, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate), a statement (the "ACCOUNTANTS' REPORT") addressed to the Servicer, the Collateral Agent and the Agent, to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that (i) such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances,
       (ii) certain agreed upon procedures were applied to three randomly selected Servicer's Certificates (which procedures shall be submitted for approval to the Agent, which approval shall not be unreasonably withheld) and (iii) the firm is independent of AFL and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

              (b) The Servicer shall deliver a copy of the Accountants' Report, within 15 days of receipt, to the Agent and the Backup Servicer.

              (c) In the event such Independent Accountants require the Collateral Agent or the Backup Servicer to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this SECTION 8.11, the Servicer shall direct the Collateral Agent or the Backup Servicer, in writing to so agree; it being understood and agreed that the Collateral Agent and/or the Backup Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and neither the Collateral Agent nor the Backup Servicer has made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

              SECTION 8.12  ACCESS TO CERTAIN DOCUMENTATION; WEEKLY REVIEW.

              (a) The Servicer shall provide to representatives of the Backup Servicer, the Borrower, the Collateral Agent and the Agent reasonable access to the documentation regarding the Transferred Receivables including, without limitation, copies of the Dealer Underwriting Guides and the Servicing Procedures Manual. Nothing in this SECTION 8.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this SECTION
       8.12 as a result of such obligation shall not constitute a breach of this
       SECTION 8.12.

              (b) The Agent shall have the right to direct Independent Accountants approved by the Agent to review information regarding the Transferred Receivables in accordance with the agreed upon procedures described in SECTION 7.1(l) or otherwise approved by the Agent. The reviews will be performed weekly (commencing with the week following the date of the initial Advance); PROVIDED that if following the date of the most recent review under this SECTION 8.12(b) new Advances in excess of $50,000,000 are made, the Agent may direct the Independent Accountants to make an interim review under this SECTION 8.12(b) prior to the due date of the next weekly review. The fees and expenses of the Independent Accountants shall be paid by the Servicer.

              SECTION 8.13 MONTHLY TAPE. On or before the third Business Day, but in no event later than the fifth calendar day, of each month, the Servicer will deliver to the Backup Servicer the Monthly Tape in a format acceptable to the Backup Servicer containing the information with respect to the Transferred Receivables as of the last day of the immediately preceding calendar month necessary for preparation of the Servicer's Certificate relating to the immediately succeeding Determination Date . Based solely on the information contained in the Monthly Tape and the Servicer's Certificate, the Backup Servicer shall verify the Aggregate Outstanding Principal Balance of the Total Receivables Pool. The Backup Servicer shall recalculate the information contained in the Servicer's Certificate delivered by the Servicer, and shall certify to the Agent that it is correct on its face or shall notify the Servicer and the Agent of any discrepancies, in each case, on or before the second Business Day following the Determination Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the related Distribution Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the third Business Day, but in no event later than the fifth calendar day, of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date.

                     In addition, the Servicer shall, if so requested by the Agent, deliver to the Backup Servicer its Collection Records and its Monthly Records as soon as practicable and in any event within one Business Day after demand therefor (which demand may be made at any time after the occurrence of a Facility Termination Event or a Servicer Termination Event or the occurrence of any event which, if uncured, with lapse of time or notice or lapse of time and notice, would constitute a Facility Termination Event or a Servicer Termination Event) and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Transferred Receivables.

                     Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.

              SECTION 8.14 RETENTION OF SERVICER. AFL hereby covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on December 31, 1998, which term shall be extendible by the Agent for successive quarterly terms ending on each successive March 31, June 30, September 30 and December 31 (or, pursuant to revocable written standing instructions from time to time to the Servicer, for any specified number of terms greater than one). Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive quarterly terms for so long as such instructions are in effect) (a "SERVICER EXTENSION NOTICE") shall be delivered by the Agent to the Servicer. AFL hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, AFL shall become bound, for the initial term beginning on the Closing Date and for the duration of the term covered by such notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement.

     SECTION 8.15 FIDELITY BOND. The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.

     SECTION 8.16 INSURANCE. The Servicer shall maintain customary amounts of insurance coverage, including, without limitation, commercial crime coverage, employee dishonesty coverage, commercial auto coverage, valuable papers and records coverage, coverage for fire, theft, workers compensation, public liability, property damage and errors and omissions coverage. The Servicer shall be entitled to self-insure with respect to such insurance so long as the long-term unsecured debt obligations of the Servicer are rated in the second highest long-term debt category by each of the Rating Agencies.

      SECTION 8.17  ACCOUNTS.

      (a) The Servicer shall establish the Collection Account in the name of the Collateral Agent for the benefit of the Secured Parties. The Collection Account shall be an Eligible Account and initially shall be a segregated trust account established and maintained with the Collateral Agent. Amounts on deposit in the Collection Account shall be invested by the Collateral Agent in Permitted Investments pursuant to written instructions from the Servicer. If the Collateral Agent does not receive written direction from the Servicer any such amounts on deposit shall be invested in the investment described in subclause (f) of the definition of Permitted Investments.

     (b) The Servicer shall establish the Reserve Account in the name of the Collateral Agent for the benefit of the Secured Parties. The Reserve Account shall be an Eligible Account and initially shall be a segregated trust account established and maintained with the Collateral Agent. Amounts on deposit in the Reserve Account shall be invested by the Collateral Agent in Permitted Investments pursuant to written instructions from the Servicer. If the Collateral Agent does not receive written direction from the Servicer any such amounts on deposit shall be invested in the investment described in subclause (f) of the definition of Permitted Investments.

     (c) The Servicer shall establish the Collateral Account in the name of the Collateral Agent for the benefit of the Secured Parties. The Collateral Account shall be an Eligible Account and initially shall be a segregated trust account established and maintained with the Collateral Agent. The Collateral Agent shall deposit to the Collateral Account any amount delivered to it by the Borrower and designated in writing to be deposited in the Collateral Account.

     SECTION 8.18  COLLECTIONS.

     (a) Pursuant to the Lockbox Agreement, the Lockbox Bank shall remit to the Collection Account within two Business Days of receipt thereof (i) all payments by or on behalf of the Obligors and (ii) all Recoveries, each as collected during the Collection Period. In addition, the Servicer shall remit, or cause to be remitted, all payments by or on behalf of the Obligors received by the Servicer or the Borrower with respect to the Transferred Receivables, all Recoveries, the purchase price paid by AFL or the Servicer with respect to any Transferred Receivables and all payments made to the Borrower under the Interest Rate Hedges, no later than the Business Day following receipt directly (without deposit into any intervening account) into the Collection Account.

     (b) The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date upon certification by the Servicer of such amounts and the provision of such information to the Collateral Agent and the Agent as may be necessary in the opinion of the Agent to verify the accuracy of such certification. In the event that the Agent has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this SECTION 8.18, the Agent shall give the Collateral Agent written notice to such effect, following receipt of which the Collateral Agent shall not make a distribution to the Servicer in respect of such amount, or if the Servicer prior thereto has been reimbursed, the Collateral Agent shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Distribution Date.

     SECTION 8.19 APPLICATION OF COLLECTIONS. For the purposes of this Agreement, all collections for a Collection Period shall be applied by the Servicer with respect to each Transferred Receivable as follows:
(i) in the case of a Pre-Computed Receivable, FIRST, with respect to the Scheduled Payment of such Pre-Computed Receivable, to interest and principal in accordance with the actuarial method, and, SECOND, to any late fees accrued with respect to such Pre-Computed Receivable, and
(ii) in the case of a Simple Interest Receivable, to interest and principal in accordance with the Simple Interest Method. With respect to Simple Interest Receivables, any prepayment of principal during each Collection Period shall be immediately applied to reduce the Principal Balance of such Receivable during such Collection Period.

                                  ARTICLE IX

                         GRANT OF SECURITY INTERESTS

     SECTION 9.1 BORROWER'S GRANT OF SECURITY INTEREST. As security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Obligations, the Borrower hereby assigns and pledges to the Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and lien upon, all of the Borrower's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Borrower now has or hereafter acquires an interest and wherever the same may be located (collectively, the "BORROWER COLLATERAL"):

     (a)    all Collateral;

     (b) the Purchase Agreement, each Lockbox Agreement and all other documents now or hereafter in effect relating to the purchase, servicing or processing of Transferred Receivables (collectively, the "BORROWER ASSIGNED AGREEMENTS"), including (i) all rights of the Borrower to receive moneys due and to become due under or pursuant to the Borrower Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Borrower Assigned Agreements, (iii) the Borrower's right of foreclosure as lienholder of the vehicles underlying the Receivables, (iv) claims of the Borrower for damages arising out of or for breach of or default under the Borrower Assigned Agreements, and (v) the right of the Borrower to amend, waive or terminate the Borrower Assigned Agreements, to perform under the Borrower Assigned Agreements and to compel performance and otherwise exercise all remedies and rights under the Borrower Assigned Agreements; PROVIDED, that to the extent the foregoing applies to the Transferred Receivables as well as other receivables originated and/or serviced by AFL, the foregoing shall apply only to the Transferred Receivables;

     (c)    all of the following (the "BORROWER ACCOUNT COLLATERAL"):

            (i) the Lockbox Account and all funds held in the Lockbox Account and all certificates and instruments, if any, from time to time representing or evidencing the Lockbox Account or such funds,

           (ii) the Collection Account, all funds held in the Collection Account, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account or such funds,

          (iii) the Reserve Account, all funds held in the Reserve Account, and all certificates and instruments, if any, from time to time representing or evidencing the Reserve Account or such funds,

           (iv) the Collateral Account, all funds held in the Collateral Account, and all certificates and instruments, if any, from time to time evidencing the Collateral Account or such funds,

            (v) all investments from time to time of amounts in the Collection Account, Reserve Account and Collateral Account, and all certificates and instruments, if any, from time to time representing or evidencing such investments,

           (vi) all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent or any Secured Party or any assignee or agent on behalf of the Collateral Agent or any Secured Party in substitution for or in addition to any of the then existing Borrower Account Collateral, and

          (vii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Borrower Account Collateral;

     (d) each Interest Rate Hedge including all rights of the Borrower to receive moneys due and to become due thereunder;

     (e) all additional property that may from time to time hereafter be granted and pledged by the Borrower or by anyone on its behalf under this Agreement, including the deposit with the Collateral Agent or the Agent of additional moneys by the Borrower; and

     (f) all proceeds, accessions, substitutions, rents, Recoveries and profits of, or with respect to, any and all of the foregoing Borrower Collateral (including proceeds that constitute property of the types described in SECTIONS 9.1(a) through (e) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent or a Secured Party or any assignee or agent on behalf of the Collateral Agent or a Secured Party is an additional insured thereunder or a loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Borrower Collateral.

      SECTION 9.2  DELIVERY OF COLLATERAL.  All documents in the
Receivables File shall be delivered to and held by or on behalf of the Custodian pursuant to the Custodial Agreement, and shall be in suitable form for transfer by delivery.

      SECTION 9.3 BORROWER REMAINS LIABLE. Notwithstanding anything in this Agreement, (a) except to the extent of the Servicer's duties hereunder, the Borrower shall remain liable under the Transferred Receivables, Borrower Assigned Agreements and other agreements (including each Interest Rate Hedge) included in the Borrower Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent, a Secured Party or the Collateral Agent of any of its rights under this Agreement, the Custodial Agreement or the Collateral Agent Agreement shall not release the Borrower, AFL or the Servicer from any of their respective duties or obligations under the Transferred Receivables, Borrower Assigned Agreements or other agreements included in the Borrower Collateral, (c) the Agent, the Secured Parties, the Collateral Agent and the Custodian shall not have any obligation or liability under the Transferred Receivables, Borrower Assigned Agreements or other agreements included in the Borrower Collateral by reason of this Agreement, the Custodial Agreement or the Collateral Agent Agreement, and (d) neither the Agent, the Collateral Agent, the Custodian nor any of the Secured Parties shall be obligated to perform any of the obligations or duties of the Borrower, AFL or the Servicer under the Transferred Receivables, Borrower Assigned Agreements or other agreements included in the Borrower Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

      SECTION 9.4  COVENANTS OF THE BORROWER AND SERVICER REGARDING THE
COLLATERAL.

      (a) OFFICES AND RECORDS. The Borrower shall keep its chief place of business and chief executive offices and the office where it keeps its records at the location specified in SECTION 10.9 or, upon 60 days prior written notice to the Collateral Agent and the Agent, at such other location in a jurisdiction where all action required by SECTION 9.4(e) shall have been taken with respect to the Borrower Collateral. The Borrower and the Servicer shall, for not less than three years or for such longer period as may be required by law, from the date on which any Transferred Receivable arose, maintain the records with respect to each Transferred Receivable, including records of all payments received, credits granted and merchandise returned. The Borrower and the Servicer will permit representatives of the Agent, the Backup Servicer, the Collateral Agent and the Custodian at any time and from time to time during normal business hours, and at such times outside of normal business hours as the Agent, the Backup Servicer, the Collateral Agent and the Custodian shall reasonably request, (i) to inspect and make copies of and abstracts from such records, and (ii) to visit the properties of the Borrower or the Servicer utilized in connection with the collection, processing or servicing of the Transferred Receivables for the purpose of examining such records, and to discuss matters relating to the Receivables or the Borrower's or Servicer's performance under this Agreement with any officer or employee of the Borrower or Servicer having knowledge of such matters. In connection therewith, the Agent, the Backup Servicer, the Collateral Agent or the Custodian may institute procedures to permit it to confirm the Obligor balances in respect of any Transferred Receivables. Each of the Borrower and the Servicer agrees to render to the Agent, the Backup Servicer, the Collateral Agent and the Custodian such clerical and other assistance as may be reasonably requested with regard to the foregoing. Without duplication of any obligations of the Servicer set forth in clause (b) below, if a Facility Termination Event shall have occurred and be continuing, promptly upon request therefor, the Borrower or the Servicer shall deliver to the Collateral Agent and the Agent records reflecting activity through the close of business on the immediately preceding Business Day.

       (b) MAINTAIN RECORDS OF TRANSFERRED RECEIVABLES. The Servicer shall, at its own cost and expense, maintain satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Each of the Borrower and the Servicer will mark conspicuously with a legend, in form and substance satisfactory to the Agent, its records, computer tapes, computer disks and credit files pertaining to the Collateral, and its storage facilities where it maintains information pertaining to the Collateral, to evidence this Agreement and the assignment and security interest granted by this
ARTICLE IX. Upon the occurrence and during the continuation of a Facility Termination Event, the Borrower and Servicer shall (i) deliver and turn over to the Backup Servicer or to its representatives, or at the option of the Backup Servicer, shall provide the Backup Servicer or its representatives with access to, after the occurrence of a Facility Termination Event, at any time, and during all other times, during ordinary business hours, on demand of the Backup Servicer, all of the Borrower's and Servicer's facilities, personnel, books and records pertaining to the Collateral, including all records, and (ii) allow the Backup Servicer to occupy the premises of the Borrower and the Servicer where such books and records are maintained, and utilize such premises, the equipment thereon and any personnel of the Borrower or the Servicer that the Backup Servicer may wish to employ to administer, service and collect the Transferred Receivables. The Backup Servicer will reimburse the Servicer for the cost of the use of the portion of such premises, equipment and personnel used by the Backup Servicer in accordance with the Facilities Management Agreement, dated as of March 9, 1998 by and between Norwest and AFL.

       (c) PERFORMANCE OF BORROWER ASSIGNED AGREEMENTS. The Borrower shall (i) perform and observe all the terms and provisions of the Borrower Assigned Agreements and the Interest Rate Hedges to be performed or observed by it, maintain the Borrower Assigned Agreements and the Interest Rate Hedges in full force and effect, enforce the Borrower Assigned Agreements and the Interest Rate Hedges in accordance with their terms and take all such action to such end as may be from time to time requested by the Agent, and (ii) upon request of the Agent, make to any other party to the Borrower Assigned Agreements and the Interest Rate Hedges such demands and requests for information and reports or for action as the Borrower is entitled to make under the Borrower Assigned Agreements and the Interest Rate Hedges.

       (d) NOTICE OF ADVERSE CLAIM. Each of the Borrower and the Servicer shall advise the Agent and the Collateral Agent promptly, in reasonable detail, (i) of any Adverse Claim known to it made or asserted against any of the Borrower Collateral, and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Borrower Collateral or on the assignments and security interests granted by the Borrower in this Agreement.

        (e)    FURTHER ASSURANCES; FINANCING STATEMENTS.

               (i) Each of the Borrower and the Servicer severally agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all reasonable further action, that may be necessary or desirable or that the Agent or the Collateral Agent may reasonably request to perfect and protect the assignments and security interests granted or purported to be granted by this
ARTICLE IX or to enable the Agent or the Collateral Agent to exercise and enforce its rights and remedies under this Agreement and the Collateral Agent Agreement with respect to any Borrower Collateral. Without limiting the generality of the foregoing, the Borrower shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that the Agent or the Collateral Agent may reasonably request to protect and preserve the assignments and security interests granted by this Agreement and the Collateral Agent Agreement.

               (ii) The Borrower, the Agent and each Secured Party hereby severally authorize the Collateral Agent to execute and file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Borrower Collateral without the signature of the Borrower, the Agent or the Secured Parties where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Borrower Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Collateral Agent will promptly send to the Borrower and the Agent any financing or continuation statements thereto which it files without the signature of the Borrower and will promptly send to the Agent and the Borrower any financing or continuation statements thereto which it files without the signature of the Agent except, in the case of filings of copies of this Agreement as financing statements, the Collateral Agent will promptly send the Borrower and the Agent, as the case may be, the filing or recordation information with respect thereto.

               (iii) Each of the Borrower and the Servicer shall furnish to the Collateral Agent and the Agent from time to time such statements and schedules further identifying and describing the Borrower Collateral and such other reports in connection with the Borrower Collateral as the Collateral Agent or the Agent may reasonably request, all in reasonable detail.

        SECTION 9.5  RELEASE OF BORROWER COLLATERAL.

        (a) GENERALLY. For purposes of selling and transferring Receivables to third parties in connection with any Take-Out Securitization, to the extent that (immediately after giving effect to any requested release) there exists no Borrowing Base Deficiency and, unless all Advances, Yield thereon and other amounts due hereunder have been paid in full, there is no Facility Termination Event or Unmatured Facility Termination Event, or, in connection with the purchase by the Servicer of a Receivable pursuant to SECTION 8.4 or 8.7 or by AFL under the Purchase Agreement, the Borrower may obtain releases of the Collateral Agent's (for the benefit of the Secured Parties) security interest in all or any part of the Borrower Collateral and from time to time. Each request (a "TRANSFER REQUEST") for a partial release of Collateral, except in connection with the repurchase by the Servicer of a Receivable pursuant to SECTION 8.4 or 8.7 or by AFL under the Purchase Agreement, shall be addressed to the Agent (with a copy thereof sent by the Borrower or the Servicer to the Collateral Agent), demonstrating compliance with the immediately preceding sentence and acknowledging that the receipt of proceeds from such sale or transfer shall be deposited into the Collection Account.

       (b) TRANSFERS. With respect to each Transfer Request that is received by the Agent by 12:00 noon, New York time, on a Business Day, the Agent shall use due diligence and reasonable efforts to review such Transfer Requests and instruct the Custodian (if AFL is not the Custodian) to prepare the files, identified in each Transfer Request, for shipment by 12:00 noon, New York time on the second succeeding Business Day.

       (c) CONTINUATION OF LIEN. Unless released in writing by the Collateral Agent, as herein provided, the security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in all Borrower Collateral shall continue in effect until such time as the Collateral Agent shall have received payment in full of the proceeds from the sale or transfer of such Borrower Collateral to third parties in accordance with this SECTION 9.5.

       (d) APPLICATION OF PROCEEDS; NO DUTY. Neither of the Agent, nor the Collateral Agent, nor any Secured Party shall be under any duty at any time to credit Borrower for any amount due from any third party in respect of any purchase of any Borrower Collateral contemplated above, until the Collateral Agent has actually received such amount in immediately available funds for deposit to the Collection Account. Neither the Collateral Agent nor any Secured Party nor the Agent shall be under any duty at any time to collect any amounts or otherwise enforce any obligations due from any third party in respect of any such purchase of Receivables covered by the release of such portion of Borrower Collateral or in respect of a securitization thereof with a third party.

       (e) REPRESENTATION IN CONNECTION WITH RELEASES, SALES AND TRANSFERS. The Borrower represents and warrants that each request for any release or transfer in connection with other securitizations pursuant to SECTION 9.5(a) shall automatically constitute a representation and warranty to the Secured Parties, the Agent and the Collateral Agent to the effect that immediately before and after giving effect to such release or Transfer Request, there is no Facility Termination Event, or Unmatured Facility Termination Event (including, without limitation a Borrowing Base Deficiency).

       (f) RELEASE OF SECURITY INTEREST. Upon receipt of a Transfer Request or, in connection with the purchase by the Servicer of a Receivable pursuant to SECTION 8.4 OR 8.7 or by AFL under the Purchase Agreement, upon the Servicer's written request, and, in each case upon receipt in the Collection Account of proceeds from the sale or transfer, the Collateral Agent shall promptly release, at the Borrower's expense, such part of Borrower Collateral covered in connection with the Transfer Request or such Servicer's request and shall deliver, at the Borrower's expense, the documents and certificates on the released portion of Borrower Collateral to the trustee or such similar entity in connection with any Take-Out Securitization or, in connection with the purchase by the Servicer of a Receivable pursuant to SECTION 8.4 OR 8.7 or by AFL under the Purchase Agreement, the Servicer; PROVIDED that the trustee or such similar entity in connection with any Take-Out Securitization or the Servicer, as the case may be, acknowledges and agrees (i) that all proceeds thereof that it receives are held in trust for the Secured Parties and (ii) at such time that the Agent shall instruct such trustee to transfer such proceeds, the trustee shall transfer such funds pursuant to such instructions.

                                    ARTICLE X

                  REPRESENTATIONS AND WARRANTIES OF THE BORROWER

       In order to induce the other parties hereto to enter into this Agreement and, in the case of the Lenders, to make Advances hereunder, the Borrower hereby represents and warrants to the Agent and the Investors as to itself, as of the Closing Date and as of each Advance Date, as follows:

       SECTION 10.1 ORGANIZATION AND GOOD STANDING. The Borrower has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted. The Borrower had at all relevant times and now has, power, authority and legal right to acquire and own the Transferred Receivables and the Other Conveyed Property, and to grant to the Collateral Agent a security interest in the Transferred Receivables, the Other Conveyed Property and the other Borrower Collateral and to enter into and perform its obligations under this Agreement.

       SECTION 10.2 DUE QUALIFICATION. The Borrower is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

       SECTION 10.3 POWER AND AUTHORITY. The Borrower has the power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out its terms and their terms, respectively; the Borrower has full power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Transferred Receivables and the other Borrower Collateral and has duly authorized such grant by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by the Borrower by all necessary corporate action.

       SECTION 10.4 SECURITY INTEREST; BINDING OBLIGATIONS. This Agreement and the Transaction Documents to which it is a party have been duly executed and delivered and shall create a valid first priority security interest (except, as to priority, for any tax liens or mechanics liens that may arise after the Closing Date) in the Borrower Collateral in favor of the Collateral Agent, on behalf of the Secured Parties, enforceable against the Borrower and creditors of and purchasers from the Borrower; and this Agreement and the other Transaction Documents to which it is a party constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

       SECTION 10.5 NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party, and the fulfillment of the terms of this Agreement and the other Transaction Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Borrower, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Borrower is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Borrower of any Official Body having jurisdiction over the Borrower or any of its properties, or in any way adversely affect the Borrower's ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

       SECTION 10.6 NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Borrower's knowledge, threatened against the Borrower, before any court or other Official Body having jurisdiction over the Borrower or its properties (A) asserting the invalidity of this Agreement or any of the other Transaction Documents,
(B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents,
(C) seeking any determination or ruling that might materially and adversely affect the performance by the Borrower of its obligations under, or the validity or enforceability of, this Agreement or any of the other Transaction Documents, (D) involving the Borrower or (E) that could have a material adverse effect on the Transferred Receivables.

       SECTION 10.7 NO CONSENTS. The Borrower is not required to obtain the consent of any other Person or any consent, license, approval or authorization of, or registration or declaration with, any Official Body in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

       SECTION 10.8 USE OF PROCEEDS. No proceeds of any Advance will be used by the Borrower to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

       SECTION 10.9 CHIEF EXECUTIVE OFFICE. The chief executive office of the Borrower is located at 7825 Washington Avenue South, Suite 901, Minneapolis, Minnesota 55439-2435.

       SECTION 10.10 SOLVENCY. The Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Transaction Documents. The Borrower has no Indebtedness to any Person other than pursuant to this Agreement and the other Transaction Documents. The Borrower, after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, will have an adequate amount of capital to conduct its business in the foreseeable future.

       SECTION 10.11 TAX TREATMENT. For federal income tax purposes, each Transferred Receivable and the related Other Conveyed Property will be treated as owned by AFL and its consolidated subsidiaries, including the Borrower. For accounting purposes, the Borrower will treat the purchase or absolute assignment of each Transferred Receivable and Other Conveyed Property pursuant to the Purchase Agreement as a purchase or absolute assignment of AFL's full right, title and ownership interest in such Transferred Receivable and Other Conveyed Property (and those Transferred Receivables and Other Conveyed Property contributed to the Borrower by AFL pursuant to the Purchase Agreement shall be accounted for as an increase in the stated capital of the Borrower) and the Borrower has not in any other manner accounted for or treated the transfer to it of Transferred Receivables and Other Conveyed Property.

       SECTION 10.12 COMPLIANCE WITH LAWS. The Borrower has complied and will comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties and all Borrower Collateral.

       SECTION 10.13 TAXES. The Borrower has filed on a timely basis all tax returns

(including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Borrower. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Borrower in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby including the transfer of each Transferred Receivable and Other Conveyed Property to the Borrower have been paid or shall have been paid if and when due at or prior to the Closing Date and the relevant Purchase Date, as the case may be.

       SECTION 10.14 CERTIFICATES. Each Servicer's Certificate and Borrowing Base Confirmation is accurate in all material respects as of the date thereof.

       SECTION 10.15 NO LIENS, ETC. The Borrower Collateral and each part thereof is owned by the Borrower free and clear of any Adverse Claim or restrictions on transferability and the Borrower has the full right, corporate power and lawful authority to assign, transfer and pledge the same and interests therein, and upon the making of each Advance, the Collateral Agent, for the benefit of the Secured Parties, will have acquired a perfected, first priority and valid security interest (except, as to priority, for any tax lien or mechanics liens that may arise after the Closing Date) in such Borrower Collateral, free and clear of any Adverse Claim or restrictions on transferability. No effective financing statement or other instrument similar in effect covering all or any part of the Borrower Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent as "Secured Party" pursuant to ARTICLE IX of this Agreement or, with respect to the Transferred Receivables, in favor of the Borrower pursuant to the Purchase Agreement.

       SECTION 10.16 PURCHASE AND SALE. Each Transferred Receivable and Other Conveyed Property was purchased by, or contributed to, the Borrower on the relevant Purchase Date pursuant to the Purchase Agreement.

       SECTION 10.17 INVESTMENT COMPANY ACT OF 1940. Each purchase of Transferred Receivables and Other Conveyed Property under the Purchase Agreement will constitute a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.

       SECTION 10.18 INFORMATION TRUE AND CORRECT. All information heretofore or hereafter furnished by or on behalf of the Borrower to any Lender, the Agent or the Collateral Agent in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

       SECTION 10.19 ERISA COMPLIANCE. The Borrower is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty

Corporation (or any successor thereto) under ERISA.

       SECTION 10.20 FINANCIAL OR OTHER CONDITION. There has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of the Borrower.

       SECTION 10.21 INVESTMENT COMPANY STATUS. The Borrower is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

       SECTION 10.22 NO TRADE NAMES. The Borrower has no trade names, fictitious names, assumed names or "doing business as" names.

       SECTION 10.23 SEPARATE CORPORATE EXISTENCE. The Borrower is operated as an entity with assets and liabilities distinct from those of AFL and any other Affiliates of the Borrower, and the Borrower hereby acknowledges that the Agent and each of the Lenders are entering into the transactions contemplated by this Agreement in reliance upon the Borrower's identity as a separate legal entity from AFL and each such Affiliate. Since its incorporation, the Borrower has been (and will be) operated in such a manner as to comply with the covenants set forth in
SECTION 11.5.

              There is not now, nor will there be at any time in the future, any agreement or understanding between AFL and the Borrower (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.
       SECTION 10.24 INVESTMENTS. The Borrower does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

       SECTION 10.25 REPRESENTATION AND WARRANTIES TRUE AND CORRECT. Each of the representations and warranties of the Borrower contained in this Agreement and the other Transaction Documents is true and correct in all material respects and the Borrower hereby makes each such representation and warranty to, and for the benefit of, the Investors, the Agent and the Collateral Agent as if the same were set forth in full herein.

       SECTION 10.26 TRANSACTION DOCUMENTS. The Purchase Agreement is the only agreement pursuant to which the Borrower purchases and receives contributions of Receivables, and the Transaction Documents delivered to the Agent represent all material agreements between AFL, on the one hand, and the Borrower, on the other. The Borrower has furnished to the Agent true, correct and complete copies of each Transaction Document to which the Borrower is a party, each of which is in full force and effect. Neither the Borrower nor any Affiliate party thereto is in default of any of its obligations thereunder in any material respect. Upon the purchase and/or contribution of each Receivable pursuant to the Purchase Agreement, the Borrower shall be the lawful owner of, and have good title to, such Receivable and all assets relating thereto, free and clear of any Liens. All such assets are transferred to the Borrower without recourse to AFL except as described in the Purchase

Agreement. The purchases of such assets by the Borrower constitute valid and true sales for consideration (and not merely a pledge of such assets for security purposes) and the contributions of such assets received by the Borrower constitute valid and true transfers for consideration, each enforceable against creditors of AFL, and no such assets shall constitute property of AFL.

       SECTION 10.27 OWNERSHIP OF THE BORROWER. One hundred percent (100%) of the outstanding capital stock of the Borrower is directly owned (both beneficially and of record) by AFL free and clear of any Liens. Such stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire capital stock from the Borrower.

       SECTION 10.28 ELIGIBLE RECEIVABLES. All Receivables included in the Borrowing Base as of the most recently delivered Servicer's
Certificate or Borrowing Base Confirmation are Eligible Receivables.

                                    ARTICLE XI

                            COVENANTS OF THE BORROWER

       From the date hereof until the first day, following the Commitment Termination Date, on which all Obligations shall have been finally and fully paid and performed, the Borrower hereby covenants and agrees with the Investors and the Agent as follows:

       SECTION 11.1  PROTECTION OF SECURITY INTEREST OF THE SECURED
PARTIES.

       (a) At or prior to the Closing Date, the Borrower shall have filed or caused to be filed UCC-1 financing statements, executed by the Borrower as debtor, naming the Collateral Agent (for the benefit of the Secured Parties) as secured party and describing the Collateral, with the office of the Secretary of State of the State of Minnesota and in such other locations as may be necessary to perfect the security interests intended to be granted hereby or as the Agent shall have required. From time to time thereafter, the Borrower shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Collateral Agent and the Secured Parties under this Agreement in the Borrower Collateral and in the proceeds thereof. The Borrower shall deliver (or cause to be delivered) to the Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that the Borrower fails to perform its obligations under this subsection, the Agent or the Collateral Agent at the direction of the Agent, may do so, in each case at the expense of the Borrower.

       (b) The Borrower shall not change its name, identity, or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by the Borrower (or by the Agent or the Collateral Agent on behalf of the Borrower) in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless the Borrower shall have given the Agent at least 60 days prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

       (c) The Borrower shall give the Agent at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Borrower shall at all times maintain its principal executive office within the United States of America.

       (d) The Borrower shall maintain its computer systems, if any, so that, from and after the time of the first Advance under this Agreement, the Borrower's master computer records (including archives) that shall refer to the Collateral indicate clearly that such Collateral is subject to first priority security interest in favor of the Collateral Agent, for the benefit of the Secured Parties. Indication of the Collateral Agent's (for the benefit of the Secured Parties) security interest shall be deleted from or modified on the Borrower's computer systems when, and only when, the Collateral in question shall have been paid in full.

       (e) If at any time the Borrower shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Borrower shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Collateral shall indicate clearly that such Collateral is subject to a first priority security interest in favor of the Collateral Agent, for the benefit of the Secured Parties.

       SECTION 11.2 REPORTING REQUIREMENTS. The Borrower shall furnish, or cause to be furnished, to the Agent and the Collateral Agent:

 (a) as soon as available and in any event within 90 days (or next succeeding Business Day if the last day of such period is not a Business Day) after the end of each fiscal year, a copy of the audited consolidated financial statements for such year for AFL and its consolidated Subsidiaries, certified, without qualification by Independent Accountants acceptable to the Agent and each other report or statement sent to shareholders or publicly filed by AFL or the Borrower;

 (b) as soon as available and in any event within 45 days (or next succeeding Business Day if the last day of such period is not a Business Day) after the end of each of the first three quarters of each fiscal year of AFL, a consolidated balance sheet of AFL and its consolidated Subsidiaries as of the end of such quarter and including the prior comparable period, and consolidated statements of income and retained earnings, of AFL and its consolidated Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of AFL identifying such documents as being the documents described in this paragraph (c) and stating that the information set forth therein fairly presents the financial condition of AFL and its consolidated Subsidiaries as of and for the periods then ended, subject to year-end adjustments consisting only of normal, recurring accruals and confirming that AFL is in compliance with all financial covenants in this Agreement;

 (c) as soon as possible and in any event within five days after the occurrence of a Facility Termination Event or an Unmatured Facility Termination Event, the statement of the chief executive officer of the Borrower setting forth complete details of such Facility Termination Event or Unmatured Facility Termination Event and the action which the Borrower has taken, is taking and proposes to take with respect thereto; and

 (d) promptly, from time to time, such other information, documents, records or reports respecting the Transferred Receivables, the Other Conveyed Property or the Financed Vehicles related thereto, the other Borrower Collateral or the condition or operations, financial or otherwise, of the Borrower, or AFL or any of its Subsidiaries, as the Agent may, from time to time, reasonably request.

        SECTION 11.3 PRESERVATION OF EXISTENCE. The Borrower shall observe all procedures required by its organizational documents and by-laws and preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect (1) the interests hereunder of the Agent or any Affected Person, (2) the collectibility of any Receivable or (3) its ability to perform its obligations hereunder or under any of the other Transaction Documents.

        SECTION 11.4 KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Borrower shall maintain and implement (or cause the Servicer to maintain and implement) administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Transferred Receivables (including, without limitation, records adequate to permit the daily identification of all collections of and adjustments to each Transferred Receivable).

        SECTION 11.5 SEPARATE CORPORATE EXISTENCE. The Borrower shall take all reasonable steps (including, without limitation, all steps that the Agent may from time to time reasonably request) to maintain the Borrower's identity as a separate legal entity from AFL or any of its Affiliates and to make it manifest to third parties that the Borrower is an entity with assets and liabilities distinct from those of AFL and each other Affiliate thereof. Without limiting the generality of the foregoing, the Borrower shall:

 (a) conduct business correspondence in its own name, hold regular meetings of, or obtain regular written consents from, its Board of Directors and maintain appropriate books and records;

 (b) except as set forth in its certificate of incorporation, not permit any limitation on the authority of its own directors and officers to conduct its business and affairs in accordance with their independent business judgment, and shall not authorize or suffer any Person other than its own directors and officers to act on its behalf with respect to matters (other than matters customarily delegated to others under powers of attorney) for which a corporation's own directors and officers would customarily be responsible;

     (c) subject to the terms of the Custodial Agreement, maintain or cause to be maintained by an agent of the Borrower under the Borrower's control physical possession of all its books and records;

     (d)    maintain capitalization adequate for the conduct of its business;

     (e) account for and manage its liabilities separately from those of any other Person, including, without limitation, payment of all payroll and other administrative expenses and taxes from its own assets;

     (f)    maintain its assets separately from those of any other Person;

     (g) maintain offices through which its business is conducted separate from those of AFL and any Affiliates of AFL (PROVIDED that, to the extent that AFL and any of its Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs and expenses among them, and each such entity shall bear its fair share of such expenses);

     (h) not commingle its funds with those of AFL or any Affiliate of AFL or any Affiliates of the Borrower except to the extent contemplated herein, or use its funds for other than the Borrower's uses; and

     (i) ensure that any financial reports required of the Borrower shall comply with GAAP and shall be issued separately from, but may be consolidated with, any reports prepared by any of its Affiliates.

      SECTION 11.6 INTEREST RATE HEDGES. The Borrower shall maintain, at all times on and after the date of the initial Advance hereunder, Interest Rate Hedges (a) between the Borrower and (i) CSFB or any of its Affiliates or (ii) any other bank or other financial institution whose long-term rating is at least AA- from S&P and Aa3 from Moody's and whose short-term unsecured debt obligation rating is at least A-1/P-1 by S&P and Moody's, respectively, and is reasonably acceptable to the Agent,
(b) with a notional principal amount not less than the outstanding principal amount of the Advances and with a final maturity date no earlier than the date of the last required Scheduled Payment of any Receivable in the Total Receivables Pool, (c) which have a strike price no greater than the Maximum Interest Rate Cap Strike Price and (d) which are otherwise in form and substance reasonably acceptable to the Agent.

       SECTION 11.7 TANGIBLE NET WORTH. The Borrower shall maintain at all times a positive Tangible Net Worth.

       SECTION 11.8 TAKE-OUT SECURITIZATION. The Borrower shall effect or cause an Affiliate to effect a Take-Out Securitization no more than six months after the Closing Date and thereafter no more than four months after the immediately preceding Take-Out

Securitization.

       SECTION 11.9 SALES, LIENS, ETC., AGAINST RECEIVABLES AND RELATED ASSETS. The Borrower shall not, except as otherwise provided herein, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien upon or with respect to, any Transferred Receivable or any other Borrower Collateral.

       SECTION 11.10 STOCK, MERGER, CONSOLIDATION, ETC. The Borrower shall not

       (a) Merge or consolidate with or into, or sell, convey, transfer, exchange, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, acquire all or substantially all of the assets of, any Person or division of any Person; or, except as expressly permitted under the terms of this Agreement and its certificate of incorporation, sell, convey, transfer, exchange, lease or otherwise dispose of any of its assets; or

       (b) Issue or allow the issuance of any shares of its capital stock or rights, warrants or options in respect of its capital stock, other than the shares of common stock which are and shall at all times during the term of this Agreement be legally and beneficially owned by AFL, free and clear of all Liens.

       SECTION 11.11 CHANGE IN CORPORATE NAME. The Borrower shall not make any change to its corporate name or use any trade names, fictitious names, assumed names or "doing business as" names.

       SECTION 11.12 INDEBTEDNESS. The Borrower shall not incur, create, assume, suffer to exist or otherwise become liable with respect to any Indebtedness other than (i) hereunder and under the Purchase Agreement and (ii) other Indebtedness for operational expenses of the Borrower in an amount not to exceed $50,000 at any one time outstanding.

       SECTION 11.13 GUARANTEES. The Borrower shall not guarantee, endorse or otherwise be or become contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement or indemnification obligations in favor of the Agent or any Affected Person as provided for under this Agreement.

       SECTION 11.14 LIMITATION ON TRANSACTIONS WITH AFFILIATES. The Borrower shall not enter into, or be a party to any transaction with any Affiliate of the Borrower, except for (a) the transactions contemplated by the Transaction Documents and (b) to the extent not otherwise prohibited under this Agreement, other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to the Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

       SECTION 11.15 DOCUMENTS. The Borrower shall not cancel or terminate any of the

Transaction Documents to which it is party (in any capacity), or consent to or accept any cancellation or termination of any of such agreements, or amend or otherwise modify any term or condition of any of the Transaction Documents to which it is party (in any capacity) or give any consent, waiver or approval under any such agreement, or waive any default under or breach of any of the Transaction Documents to which it is party (in any capacity) or take any other action under any such agreement not required by the terms thereof, unless (in each case) the Agent shall have consented thereto; PROVIDED that the consent of the Agent shall not be required to add additional parties to the Lock-Box Agreement in accordance with paragraph 2 thereof.

       SECTION 11.16 CHARTER AND BY-LAWS. The Borrower shall not amend, modify or otherwise change any of the terms or provisions in its certificate of incorporation, its by-laws, any document setting forth the designation, amount, relative rights, limitations and preferences of any class or series of its capital stock, and in each case, any equivalent documents, as in effect on the date hereof, without the prior written consent of the Agent.

       SECTION 11.17 ACCOUNTING TREATMENT. The Borrower shall not prepare any financial statements or other statements (including any tax filings which are not consolidated with those of AFL) which shall account for the transactions contemplated by the Purchase Agreement in any manner other than as the sale of, or a capital contribution of, the Transferred Receivables and the related assets by AFL to the Borrower.

       SECTION 11.18 LIMITATION ON INVESTMENTS. The Borrower shall not form, or cause to be formed, any Subsidiaries; or make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except as otherwise permitted herein and pursuant to the Purchase Agreement.

       SECTION 11.19  DIVIDENDS.  The Borrower shall not declare or make
(a) payment of any dividend or other distribution on or in respect of any shares of its capital stock, or (b) any payment on account of the purchase, redemption, retirement or acquisition of any option, warrant or other right to acquire shares of its capital stock unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no Facility Termination Event or Unmatured Facility Termination Event shall occur or be continuing and no amount payable by the Borrower under any Transaction Document is then due and owing but unpaid.

       SECTION 11.20 OTHER LIENS OR INTERESTS. Except for the security interest granted hereunder, the Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Borrower Collateral or any interest therein, and the Borrower shall defend the right, title, and interest of the Collateral Agent (for the benefit of the Secured Parties), in and to the Borrower Collateral against all claims of third parties claiming through or under the Borrower.

                                   ARTICLE XII

                                    THE SERVICER

        SECTION 12.1  LIABILITY OF SERVICER; INDEMNITIES.

       (a) The Servicer shall be liable hereunder only to the extent of the obligations in this Agreement and the other Transaction Documents specifically undertaken by the Servicer and the representations made by the Servicer.

       (b) The Servicer shall defend, indemnify and hold harmless each Indemnified Party from and against any and all costs, expenses, losses, damages, claims, liabilities, penalties, fines, forfeitures and judgments, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation of any Financed Vehicle related to a Transferred Receivable.

       (c) The Servicer shall indemnify, defend and hold harmless each Indemnified Party from and against any taxes that may at any time be asserted against such Indemnified Party with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any income taxes or taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Borrower) and costs and expenses in defending against the same.

       (d) The Servicer shall indemnify, defend and hold harmless each Indemnified Party from and against any and all costs, expenses, losses, claims, penalties, fines, forfeitures, judgments, damages and liabilities to the extent that such cost, expense, loss, claim, penalty, fine, forfeiture, judgment, damage or liability arose out of, or was imposed upon such Indemnified Party by reason of the breach of this Agreement or any other Transaction Document to which it is party by the Servicer, the negligence (other than good faith errors in judgment made in the course of servicing the Receivables), misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of negligent disregard of its obligations and duties under this Agreement.

       (e) Indemnification under this SECTION 12.1 shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this SECTION 12.1 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

       (f) Notwithstanding the indemnity provisions contained in SECTIONS 12.1(b) through (e), the Servicer shall not be required to indemnify any Indemnified Party against any costs, expenses, losses, damages, claims or liabilities to the extent the same shall have been (i) caused by the misfeasance, bad faith or gross negligence of such party, or (ii) suffered by reason of uncollectible or uncollected Receivables not caused by the Servicer's negligence (other than good faith errors in judgment made in the course of servicing the Receivables), misfeasance or bad faith.

       (g) If for any reason (other than the exclusions (i) and (ii) set forth in SECTION 12.1(f)) the indemnification provided above in
SECTION 12.1 is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Servicer shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand, and the Servicer, on the other hand, but also the relative fault of such Indemnified Party, on the one hand, and the Servicer, on the other hand, as well as any other relevant equitable considerations.

       (h) Notwithstanding anything to the contrary contained in this Agreement, the successor Servicer, if Norwest, shall have no liability or obligation with respect to any Servicer indemnification obligations other than those set forth in subsection (d) hereof due to the gross negligence, wilful misfeasance or bad faith of the successor Servicer in the performance of its duties under this Agreement.

       SECTION 12.2 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER OR BACKUP SERVICER.

       (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be an Eligible Servicer, shall be acceptable to the Agent and the Required Lenders and shall be capable of fulfilling the duties of the Servicer contained in this Agreement. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party,
(iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and the other Transaction Documents and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement and the other Transaction Documents without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Servicer from any obligation hereunder. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this SECTION 12.2(a) to the Agent, the Backup Servicer and the Collateral Agent. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in CLAUSES (i), (ii),
(iii) and (iv) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to SECTION 8.6 shall have been breached in any material respect (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no Facility Termination Event or Unmatured Facility Termination Event shall have occurred and be continuing, (y) the Servicer shall have delivered to the Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this SECTION 12.2(a), and (z) the Servicer shall have delivered to the Agent an Opinion of Counsel, stating, in the opinion of such counsel, either

       (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the security interest of the Collateral Agent (for the benefit of the Secured Parties) in the Transferred Receivables and other Borrower Collateral and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

              (b) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Backup Servicer from any obligation.

              SECTION 12.3 LIMITATION ON LIABILITY OF SERVICER, BACKUP SERVICER AND OTHERS.

              (a) Neither the Servicer, the Backup Servicer nor any of the directors or officers or employees or agents of the Servicer or Backup Servicer shall be under any liability to the Borrower, the Investors or the Agent, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the Servicer, the Backup Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence (other than good faith errors in judgment made in the course of servicing the Receivables) in the performance of duties. The Servicer, the Backup Servicer and any director, officer, employee or agent of the Servicer or Backup Servicer may rely in good faith on the written advice of counsel or on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising under this Agreement. The Backup Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.

              (b) Unless acting as Servicer hereunder, the Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement, and the Agent, the Borrower and the Investors shall look only to the Servicer to perform such obligations.

              (c) The parties hereto and each Investor, by its acceptance of any interest in the Note or any Advance, or in any portion of any Lender's commitment to make Advances, expressly acknowledge and consent to Norwest acting in the dual capacity of Backup Servicer or successor Servicer and in the capacity as Collateral Agent. Norwest may, in such dual capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Norwest of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of gross negligence and willful misconduct by Norwest.

              (d) The Backup Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability
       (i) for any act or failure to act by any third party, including the Servicer or for any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party or (ii) that is due to or results from the invalidity, unenforceability of any Receivable under applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Receivable.

              SECTION 12.4 DELEGATION OF DUTIES. So long as AFL is the Servicer, the Servicer may delegate duties under this Agreement to an Affiliate of AFL with the prior written consent of the Agent and the Backup Servicer. The Servicer also may at any time perform the specific duties of (a) repossession of Financed Vehicles, (b) tracking the insurance on Financed Vehicles and (c) pursuing the collection of deficiency balances on Delinquent Receivables through sub-contractors who are in the business of servicing automotive receivables, without the consent of the Agent, the Lenders or the Backup Servicer. The Servicer may also perform other non-material specific duties through such sub-contractors in accordance with customary servicing policies and procedures without the prior consent of the Agent; PROVIDED, HOWEVER, that no such delegation or subcontracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties. Neither AFL nor any other party acting as Servicer hereunder shall appoint any subservicer hereunder without the prior written consent of the Agent and the Backup Servicer. If the Backup Servicer assumes the role of successor Servicer, such successor Servicer may delegate its duties under this Agreement to any Person or appoint a subservicer with the prior consent of the Agent.

              SECTION 12.5 SERVICER AND BACKUP SERVICER NOT TO RESIGN. Subject to the provisions of SECTION 12.2, neither the Servicer nor the Backup Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or the Backup Servicer, as the case may be, and the Agent does not elect to waive the obligations of the Servicer or the Backup Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Agent. No resignation of the Servicer shall become effective until the Backup Servicer or an entity acceptable to the

       Agent and the Required Lenders shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until an entity acceptable to the Agent and the Required Lenders shall have assumed the responsibilities and obligations of the Backup Servicer; PROVIDED, HOWEVER, that in the event a successor Backup Servicer is not appointed within 60 days after the Backup Servicer has given notice of its resignation as permitted by this SECTION 12.5, the Backup Servicer may petition a court for its removal.
       Notwithstanding the foregoing, the Backup Servicer may resign for any reason, provided an entity acceptable to the Agent and the Required Lenders shall have assumed the responsibilities and obligations of the Backup Servicer prior to the effectiveness of any such resignation.

                                    ARTICLE XIII

                            SERVICER TERMINATION EVENTS

              SECTION 13.1 SERVICER TERMINATION EVENT. For purposes of this Agreement, each of the following shall constitute a "SERVICER TERMINATION EVENT":

              (a) Any failure by the Servicer or, so long as AFL or an Affiliate of the Borrower is the Servicer, the Borrower to deliver to the Collateral Agent or Agent any proceeds or payment required to be so delivered under the terms of this Agreement (or, if AFL or an Affiliate of the Borrower is the Servicer, under the Purchase Agreement) that continues unremedied for a period of two Business Days (or, with respect to any Purchase Amounts, one Business Day) after written notice is received by the Servicer from the Agent or after discovery of such failure by a Responsible Officer of the Servicer;

              (b) Failure by the Servicer to deliver the Servicer's Certificate required by SECTION 8.9 by 12:00 Noon, New York City time, on the second Business Day after each Determination Date;

              (c) Failure on the part of the Servicer to observe in all material aspects its covenants and agreements set forth in SECTION 12.2(a);

              (d) Failure on the part of the Servicer or, so long as AFL or an Affiliate of the Borrower is the Servicer, the Borrower, duly to observe or perform in any material respect any other covenants or agreements of the Servicer or, so long as AFL is the Servicer, the Borrower, as the case may be, set forth in this Agreement, which failure continues unremedied for a period of 30 days after the earlier of knowledge thereof by a Responsible Officer of the Servicer and the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Agent;

              (e) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer (or the Borrower) in an involuntary case under the Bankruptcy Code, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer (or the Borrower) or of any substantial part of their respective properties or ordering the winding up or liquidation of the affairs of the Servicer (or the Borrower) or the commencement of an involuntary case under the Bankruptcy Code, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days;

              (f) The commencement by the Servicer (or, if AFL or an Affiliate of the Borrower is the Servicer, the Borrower) of a voluntary case under the Bankruptcy Code, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer (or, if AFL or an Affiliate of the Borrower is the Servicer, the Borrower) to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer (or, if AFL or an Affiliate of the Borrower is the Servicer, the Borrower) or of any substantial part of its property or the making by the Servicer (or, if AFL or an Affiliate of the Borrower is the Servicer, the Borrower) of an assignment for the benefit of creditors or the failure by the Servicer (or, if AFL or an Affiliate of the Borrower is the Servicer, the Borrower) generally to pay its debts as such debts become due or the taking of corporate action by the Servicer (or, if AFL or an Affiliate of the Borrower is the Servicer, the Borrower) in furtherance of any of the foregoing;

              (g) Any representation, warranty or statement of the Servicer (or, if AFL or an Affiliate of the Borrower is the Servicer, the Borrower) made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in the definition of "ELIGIBLE RECEIVABLE"), and, within 30 days after the earlier of knowledge thereof by a Responsible Officer of the Servicer and the date written notice thereof shall have been given to the Servicer by the Agent, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

              (h) The Agent shall not have delivered a Servicer Extension Notice pursuant to SECTION 8.14;

              (i) The average of the Servicer Delinquency Ratios for the last day of each of the preceding three Collection Periods exceeds 7%; or

              (j)    The Portfolio Net Loss Ratio exceeds 6%.

              SECTION 13.2 CONSEQUENCES OF A SERVICER TERMINATION EVENT. If a Servicer Termination Event shall occur and be continuing, the Agent may, and, upon the direction of the Required Lenders, the Agent shall, by written notice given to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice or if the Agent shall not have delivered a Servicer Extension Notice pursuant to SECTION 8.14, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer; PROVIDED, HOWEVER, that the Backup Servicer shall have no liability with respect to any obligation which was required to be performed by the prior Servicer prior to the date that the Backup Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the prior Servicer. The Backup Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the prior Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination, whether to complete the transfer and endorsement of the Transferred Receivables and related documents to show the Collateral Agent (for the benefit of the Secured Parties) as lienholder or secured party, or otherwise. The prior Servicer agrees to cooperate with the Backup Servicer in effecting the termination of the responsibilities and rights of the prior Servicer under this Agreement, including, without limitation and at the prior Servicer's expense, the transfer to the Backup Servicer for administration by it of all cash amounts that shall at the time be held by the prior Servicer for deposit, or have been deposited by the prior Servicer, in the Collection Account or thereafter received with respect to the Transferred Receivables and the delivery to the Backup Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form containing all information necessary to enable the Backup Servicer or a successor Servicer to service the Transferred Receivables. In addition, upon the occurrence of a Servicer Termination Event, the Servicer shall, if so requested by the Agent, deliver to the Backup Servicer its Monthly Records within five days after demand therefor and a computer tape or diskette (or any other means of electronic transmission acceptable to the Backup Servicer) containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Transferred Receivables. If requested by the Agent, the Backup Servicer or successor Servicer shall terminate the Lockbox Agreement with respect to the Transferred Receivables and direct the Obligors to make all payments under the Transferred Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with SECTION 8.2(e)), or to a lockbox established by the successor Servicer at the direction of the Agent, at the prior Servicer's expense. The terminated Servicer shall grant the Agent and the Backup Servicer reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

              SECTION 13.3  APPOINTMENT OF SUCCESSOR SERVICER.

              (a) On and after (i) the time the Servicer receives a notice of termination pursuant to SECTION 13.2 or (ii) upon the resignation of the Servicer pursuant to SECTION 12.5 or (iii) the receipt by the Backup Servicer (or any alternate successor Servicer appointed pursuant to SECTION 13.3(b)) of written notice from the Agent that the Agent is not extending the Servicer's term pursuant to SECTION 8.14, the Backup Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement and shall be subject to all the responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement; PROVIDED, HOWEVER, that the Backup Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession or for any breach by the Servicer of any of its representations and warranties contained in this Agreement or in any related document. The Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under
       SECTION 13.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

              (b) The Agent (with the consent of the Required Lenders) may exercise at any time its right to appoint as Backup Servicer or as successor to the Servicer a person other than the Person serving as Backup Servicer at the time and shall have no liability to the Investors, the Borrower, AFL, the Person then serving as Backup Servicer or any other Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer and the Agent shall fail to appoint a successor Servicer within 60 days of its receipt of notice from the Backup Servicer to such effect, the Backup Servicer may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending such appointment, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to SECTION 12.5, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to SECTION 13.2, the resignation of the Servicer pursuant to SECTION 12.5 or the non-extension of the servicing term of the Servicer pursuant to SECTION 8.14. If, upon the termination of the Servicer pursuant to SECTION 13.2 or 8.14 or the resignation of the Servicer pursuant to SECTION 12.5, the Agent (with the consent of the Required Lenders) appoints a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

              (c)     Any successor Servicer appointed pursuant to this
       SECTION 13 shall be entitled to compensation based upon a rate equal to the greater of the (a) Servicing Fee Rate and (b) the then-current fee for servicing assets comparable to the Receivables, which rate shall be determined by averaging three servicing fee bids obtained by the Backup Servicer from third party servicers selected by the Backup Servicer (the
       "MARKET RATE SERVICING FEE RATE").   In addition, any successor Servicer
       shall be entitled to receive Transition Costs in accordance with the Collateral Agent Agreement.

              (d) The successor Servicer, if Norwest, its successors or assigns, shall have (i) no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer,
       (ii) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer and (iv) no obligation to pay any of the fees and expenses of any other party involved in this transaction. NO SUCCESSOR SERVICER SHALL BE REQUIRED TO MAKE THE REPRESENTATION SET FORTH IN
       SECTION 8.6(b)(ix).

                                    ARTICLE XIV

                     FACILITY TERMINATION EVENTS; THEIR EFFECT

              SECTION 14.1 FACILITY TERMINATION EVENTS. Each of the following shall constitute a Facility Termination Event under this Agreement:

              (a) Default in the payment when due of any principal of any Advance, which default shall continue unremedied for one Business Day, or default in the payment of any other amount payable by the Borrower hereunder, including, without limitation, any Yield on any Advance or any Fees which default shall continue for one Business Day; or the Borrower shall fail to comply with the Clean-Up Requirement during any Clean-Up Period;

              (b) The Borrower or AFL (in any capacity) shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Transaction Document on its part to be performed or observed and, except in the case of the covenants and agreements contained in SECTIONS 11.7 and 11.8, as to each of which no grace period shall apply, any such failure shall remain unremedied for 30 days (one Business Day in the case of SECTION 11.6) after knowledge thereof or after written notice thereof shall have been given by the Agent to the Borrower;

              (c) Any representation or warranty of the Borrower or AFL (in any capacity) made or deemed to have been made hereunder or in any other Transaction Document or any other writing or certificate furnished by or on behalf of the Borrower to the Agent or the Lenders for purposes of or in connection with this Agreement or any other Transaction Document (including any certificates delivered pursuant to SECTION 7.2(j), any Servicer's Certificate or any Borrowing Base Confirmation delivered pursuant to SECTION 7.2(g)) shall prove to have been false or incorrect in any material respect when made or deemed to have been made; PROVIDED that no breach shall be deemed to occur hereunder in respect of any representation or warranty relating to any Eligible Receivable to the extent AFL or the Servicer has repurchased the related Receivable in accordance with the provisions hereof or of the Purchase Agreement;

              (d) An Event of Bankruptcy shall have occurred and remain continuing with respect to the Borrower or AFL;

              (e) The aggregate principal amount of all Advances outstanding hereunder (after giving effect to all distributions in respect of principal to be made on the date of determination) exceeds the Borrowing Base and such condition continues unremedied for one Business Day (such excess referred to as the "BORROWING BASE DEFICIENCY");

              (f) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Borrower or AFL and such lien shall not have been released within 30 days, or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Borrower or AFL and such lien shall not have been released within 30 days;

              (g) (i) Any Transaction Document or any Lien granted thereunder by the Borrower, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower; or (ii) the Borrower or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or (iii) any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority security interest against the Borrower (except for any tax or mechanic's Liens that may arise with respect to any Financed Vehicle after its related Purchase Date);

              (h)    A Servicer Termination Event shall have occurred;

              (i) On any Determination Date, the Delinquency Ratio averaged for such Determination Date and the three immediately preceding Determination Dates exceeds 2.5%;

              (j) The Borrower or AFL shall fail to pay any principal of or premium or interest on any Indebtedness having a principal amount of $10,000,000 or greater, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness of the Borrower or AFL, as applicable, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

              (k) There shall occur a "termination event"or "event of default" or similar event under any other Transaction Document;

              (l) Either (i) the long-term senior unsecured debt of AFL is rated by either S&P or Moody's below B- or B3, respectively, or (ii) if AFL is not so rated, the Agent, acting at the direction of the Required Lenders, deems the creditworthiness of AFL to be the equivalent thereof;

              (m) AFL shall cease to directly own 100% of the outstanding capital stock of the Borrower;

              (n) Net Yield as of the last day of any Collection Period is less than 1.0%;

              (o) As of any Distribution Date, the amount in the Reserve Account is less than the Minimum Reserve Account Amount, and such deficiency is not cured on or prior to the immediately succeeding Distribution Date;

              (p) This Agreement and the Advances hereunder are not rated "A/A2" by S&P and Moody's within 60 days after the Closing Date or after such rating is granted, the same is reduced or withdrawn by S&P or Moody's; or

              (q) A notice of termination with respect to the Lockbox Agreement with respect to the Transferred Receivables shall have been delivered, or a termination of the Lockbox Agreement shall have otherwise occurred, and a replacement Lockbox Bank acceptable to the Agent shall not have executed a Lockbox Agreement with respect to the Transferred Receivables in form and substance satisfactory to the Agent within 30 days of such notice.

              SECTION 14.2  EFFECT OF FACILITY TERMINATION EVENT.

              (a) OPTIONAL TERMINATION. Upon the occurrence of a Facility Termination Event (other than a Facility Termination Event described in
       SECTION 14.1(d)), the Agent may, and, at the direction of the Required Lenders, the Agent shall declare all or any portion of the outstanding principal amount of the Advances and other Obligations to be due and payable and/or the Facility (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Advances and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Facility (and the Commitments of the Banks, if any, thereunder) shall terminate.

              (b) AUTOMATIC TERMINATION. Upon the occurrence of a Facility Termination Event described in SECTION 14.1(d) or a Servicer Termination Event described in SECTION 13.1(i), the Facility Termination Date shall be deemed to have occurred automatically, and all outstanding Advances under this Agreement and all other Obligations under this Agreement shall become immediately and automatically due and payable, all without presentment, demand, protest, or notice of any kind.

              SECTION 14.3  CERTAIN RIGHTS UPON FACILITY TERMINATION EVENT.

              (a) In addition to the rights and remedies specified in SECTION 14.2, if a Facility Termination Event shall have occurred and be continuing, the Agent may direct the Collateral Agent to exercise any of the remedies specified in the Collateral Agent Agreement or available to the Collateral Agent as a secured party under the UCC in respect of the Borrower Collateral (or any portion thereof).

              (b) The rights and remedies provided to the Collateral Agent, the Agent and the Secured Parties herein and in the other Transaction Documents are cumulative and not exclusive of any other rights and remedies the Collateral Agent, the Agent and the Secured Parties may have under applicable law.

              (c) If a Facility Termination Event shall have occurred and be continuing, then at any time after the acceleration of the maturity of the Advances and other Obligations has been made and before a judgment or decree for payment of the money due has been obtained by the Agent as hereinafter provided, the Required Lenders, by written notice to the Borrower and the Agent, may rescind and annul such declaration and its consequences if:

                     (i) the Borrower has paid or deposited with the Agent a sum sufficient to pay

       (A) all payments of principal of and Yield on the Advances and all other amounts that would then be due hereunder or if the Facility Termination Event giving rise to such acceleration had not occurred; and

       (B) all sums paid or advanced by the Agent hereunder and the reasonable compensation, expenses, disbursements and advances of the Agent and its agents and counsel; and

                     (ii) all Facility Termination Events, other than the nonpayment of the principal of the Advances that has become due solely by such acceleration, have been cured or waived.

                     No such rescission shall affect any subsequent default or impair any right consequent thereto.

                                     ARTICLE XV

                                     THE AGENT

              SECTION 15.1 APPOINTMENT. Each Lender hereunder hereby irrevocably designates and appoints CSFB as Agent hereunder, and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Agent to any Lender shall be read into this Agreement or the other Transaction Documents or shall otherwise exist against the Agent. In performing its functions and duties hereunder, the Agent shall act solely as the agent of the Lenders, and the Agent does not assume, nor shall be deemed to have assumed, any obligation or relationship of trust or agency with or for any such Person.

              SECTION 15.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement by or through its subsidiaries, affiliates, agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible to any Lender for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

              SECTION 15.3 EXCULPATORY PROVISIONS. Neither the Agent (acting in such capacity) nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them or any Person described in SECTION 15.2 under or in connection with this Agreement or the other Transaction Documents (except for its, their or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any Person for any recitals, statements, representations or warranties of any Person (other than itself) contained in the Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, the Transaction Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Transaction Documents or any other document furnished in connection therewith or herewith, or for any failure of any Person (other than itself or its directors, officers, agents or employees) to perform its obligations under any Transaction Document or for the satisfaction of any condition specified in a Transaction Document. Except as otherwise expressly provided in this Agreement, the Agent shall not be under any obligation to any Person to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, the Transaction Documents, or to inspect the properties, books or records of the Borrower, the AFL or the Servicer.

              SECTION 15.4 RELIANCE BY AGENT. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to each of the Lenders), independent accountants and other experts selected by the Agent. The Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement, any other Transaction Document or any other document furnished in connection herewith or therewith unless it shall first receive such advice or concurrence of the Lenders, as it deems appropriate, or it shall first be indemnified to its satisfaction by the Lenders against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the other Transaction Documents or any other document furnished in connection herewith or therewith in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

              SECTION 15.5  ACTION UPON CERTAIN EVENTS; REPORTS AND NOTICES.

              (a) To the extent the Agent is entitled to consent to or withhold its consent of any waiver or amendment of this Agreement or other Transaction Documents in accordance with the terms hereof or thereof, or is notified in writing by a party hereto of a Facility Termination Event or Servicer Termination Event, the Agent shall (i) give prompt notice to the Lenders of any such waiver, amendment, Facility Termination Event or Servicer Termination Event of which it is aware, and
       (ii) take such action with respect to such waiver, amendment, Facility Termination Event or Servicer Termination Event as shall be directed by the Required Lenders; PROVIDED, HOWEVER, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such waiver, amendment, Facility Termination Event or Servicer Termination Event, as applicable, as the Agent shall, in its sole discretion, deem advisable and in the best interests of the Lenders.

              (b) The Agent shall upon request promptly provide the Lenders with copies of reports and notices received by it hereunder and under the Custodial Agreement and the Collateral Agent Agreement.

              SECTION 15.6 NON-RELIANCE ON AGENT. The Lenders expressly acknowledge that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including, without limitation, any review of the affairs of either the Borrower, the AFL, the Servicer or the Backup Servicer, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Except as expressly provided herein, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the Borrower Collateral or the business, operations, property, prospects, financial and other condition or creditworthiness of the Borrower, the AFL, the Servicer, the Lenders or the Backup Servicer which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

              SECTION 15.7 INDEMNIFICATION. The Banks agree to indemnify the Agent and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Borrower, the Servicer or AFL under the Transaction Documents, and without limiting the obligation of such Persons to do so in accordance with the terms of the Transaction Documents), ratably according to their Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Agent or the affected Person in connection with any investigative, or judicial proceeding commenced or threatened, whether or not the Agent or such affected Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Agent or such affected Person as a result of, or arising out of, or in any way related to or by reason of, any of the transactions contemplated hereunder or under the Transaction Documents or any other document furnished in connection herewith or therewith (but excluding any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent or such affected Person).

              SECTION 15.8 SUCCESSOR AGENT. The Agent may, upon five (5) days' notice to the Lenders (with a copy to the Borrower), resign as Agent; PROVIDED, in either case, that a Lender agrees to become the successor Agent hereunder in accordance with the next sentence. If the Agent shall resign as Agent under this Agreement, then the Required Lenders during such period shall appoint from among the Banks a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent, effective upon its acceptance of such appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE XV shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

              SECTION 15.9 LIABILITY OF THE AGENT. Notwithstanding any provision of this Agreement or any other Transaction Document: (i) the Agent shall not have any obligations under this Agreement or any other Transaction Document other than those specifically set forth herein and therein, and no implied obligations of the Agent shall be read into this Agreement or any other Transaction Document; and (ii) in no event shall the Agent be liable under or in connection with this Agreement or any other Transaction Document for indirect, special, or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed. Neither the Agent nor any of its respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken in good faith by it or them under or in connection with this Agreement or any other Transaction Document, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Agent (a) may consult with legal counsel (including counsel for the Lenders, the Borrower or the Servicer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (b) shall not be responsible to the Lenders, the Borrower, the AFL, the Servicer or the Backup Servicer for any statements, warranties or representations (other than its own statements) made in or in connection with this Agreement or the other Transaction Documents, (c) shall not be responsible to the Lenders, the Borrower, the AFL, the Servicer or the Backup Servicer for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Transaction Documents (other than the legality, validity, enforceability or genuineness of its own execution, authorization and performance hereof and thereof), (d) shall incur no liability under or in respect of any of the commercial paper or other obligations of the Lenders under this Agreement or the other Transaction Documents and
       (e) shall incur no liability under or in respect of this Agreement or the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. Notwithstanding anything else herein or in the other Transaction Documents, it is agreed that where the Agent may be required under this Agreement or the other Transaction Documents to give notice of any event or condition or to take any action as a result of the occurrence of any event or the existence of any condition, the Agent agrees to give such notice or take such action only to the extent that it has actual knowledge of the occurrence of such event or the existence of such condition, and shall incur no liability for any failure to give such notice or take such action in the absence of such knowledge.

              SECTION 15.10 AGENT AND AFFILIATES. The Agent and any of its Affiliates may generally engage in any kind of business with the Borrower, the Servicer, AFL, the Backup Servicer, any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Borrower, the Servicer, AFL, the Backup Servicer, any Obligor or any of their respective Affiliates, all as if the Agent were not the Agent hereunder and without any duty to account therefor to any Lender.

                                    ARTICLE XVI

                                    ASSIGNMENTS

              SECTION 16.1 RESTRICTIONS ON ASSIGNMENTS. Except as specifically provided herein (with respect to the Servicer and the Backup Servicer), neither the Borrower, the Servicer, AFL nor Norwest may assign any of their respective rights or obligations hereunder or any interest herein without the prior written consent of the Agent and the Lender or, in the case of Norwest, the Agent and the Required Lenders. No Lender may assign its rights or obligations hereunder, any Advance or the Note (or any portion thereof) to any Person without the prior written consent of the Borrower and the Agent (as to the Borrower only, such consent not to be unreasonably withheld or delayed); PROVIDED, HOWEVER, that any Lender may assign, or grant a security interest in, all or any portion of the Advances and the Note to (i) CSFB or any of its Affiliates or another Lender or (ii) any Person managed by CSFB or any of its Affiliates, and
       (iii) any Liquidity Provider (each, an "ELIGIBLE ASSIGNEE"), in each case under clauses (i), (ii) and (iii) above, without the prior written consent of the Borrower; PROVIDED, FURTHER, HOWEVER, that after the occurrence of the Facility Termination Date, any Lender may, subject to the provisions of SECTION 16.5, assign all or a portion of the Note held by it to a Person other than those identified in clauses (i), (ii) and
       (iii) above without the prior written consent of the Borrower.

              SECTION 16.2 DOCUMENTATION. Each Lender shall deliver to each assignee an assignment, in such form as such Lender and the related assignee may agree, duly executed by such Lender assigning any such rights, obligations, Advance or Note to the assignee; and such Lender shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to perfect, protect or more fully evidence the assignee's right, title and interest in and to the items assigned, and to enable the assignee to exercise or enforce any rights hereunder or under the Note evidencing such Advance.

              SECTION 16.3 RIGHTS OF ASSIGNEE. Upon the foreclosure of any assignment of any Advances made for security purposes, or upon any other assignment of any Advance from any Lender pursuant to this ARTICLE XVI, the respective assignee receiving such assignment shall have all of the rights of such Lender hereunder with respect to such Advances and all references to the Lender or Investors in SECTION 6.1 shall be deemed to apply to such assignee.

              SECTION 16.4 NOTICE OF ASSIGNMENT. Each Lender shall provide notice to the Borrower of any assignment hereunder by such Lender to any assignee. Each Lender authorizes the Agent to, and the Agent agrees that it shall, endorse the Note to reflect any assignments made pursuant to this ARTICLE XVI or otherwise.

              SECTION 16.5  REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

              (a) The Agent shall keep a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of the Note and of transfer of the Note. The Agent is hereby appointed "NOTE REGISTRAR" for the purpose of registering the Note and transfers of the Note as herein provided.

              (b) Each person who has or who acquired a Note shall be deemed by the acceptance of acquisition of such Note to have agreed to be bound by the provisions of this SECTION 16.5. No Note may be transferred, and the Agent shall not register the transfer of the Note, unless the proposed transferee shall have delivered to the Agent (i) either (x) evidence satisfactory to it that the transfer of such Note is exempt from registration or qualification under the Securities Act of 1933, as amended, and all applicable state securities laws and that the transfer does not constitute a "prohibited transaction" under ERISA or (y) an express agreement by the proposed transferee to be bound by and to abide by the provisions of this SECTION 16.5, the restrictions noted on the face of such Note and (ii) a properly executed Form W-9 and, in the case of a transferee who is a foreign person (within the meaning of Section 7701(a)(5) of the Code), a properly executed Form 4224 or Form 1001 showing a zero rate of withholding.

              (c) At the option of the holder thereof, the Note may be exchanged for one or more new Notes of any authorized denominations and of a like class and aggregate principal amount at an office or agency of the Borrower. Whenever any Notes are so surrendered for exchange, the Borrower shall execute and deliver (through the Agent) the new Notes which the holder making the exchange is entitled to receive.

              (d) Upon surrender for registration of transfer of any Note at an office or agency of the Borrower, the Borrower shall execute and deliver (through the Agent), in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like class and aggregate principal amount.

              (e) All Notes issued upon any registration of transfer or exchange of any Note in accordance with the provisions of this Agreement shall be the valid obligations of the Borrower, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Note(s) surrendered upon such registration of transfer or exchange.

              (f) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Borrower or the Agent) be fully endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar, duly executed by the holder thereof or his attorney duly authorized in writing. Each such Note shall be accompanied by a statement providing the name of the transferee and indicating whether the transferee is subject to income tax backup withholding requirements and whether the transferee is the sole beneficial owner of such Notes.

              (g) No service charge shall be made for any registration of transfer or exchange of Notes, but the Borrower may require payment from the transferee holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of exchange of Notes, other than exchanges pursuant to this SECTION 16.5.

              (h) The holders of the Notes shall be bound by the terms and conditions of this Agreement.

              SECTION 16.6  MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

              (a) If any mutilated Note is surrendered to the Agent, the Borrower shall execute and deliver (through the Agent) in exchange therefor a new Note of like class and tenor and principal amount and bearing a number not contemporaneously outstanding.

              (b) If there shall be delivered to the Borrower and the Agent prior to the payment of the Notes (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Borrower or the Agent that such Note has been acquired by a BONA FIDE purchaser, the Borrower shall execute and deliver (through the Agent), in lieu of any such destroyed, lost or stolen Note, a new Note of like class, tenor and principal amount and bearing a number not contemporaneously outstanding.

              (c) Upon the issuance of any new Note under this SECTION 16.6, the Borrower may require the payment from the transferor holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

              (d) Every new Note issued pursuant to this SECTION 16.6 and in accordance with the provisions of this Agreement, in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Borrower, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

              (e) The provisions of this SECTION 16.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

              SECTION 16.7 PERSONS DEEMED OWNERS. The Borrower, the Servicer, the Agent, the Collateral Agent and any agent for any of the foregoing may treat the holder of any Note as the owner of such Note for all purposes whatsoever, whether or not such Note may be overdue, and none of the Borrower, the Servicer, the Agent, the Collateral Agent and any such agent shall be affected by notice to the contrary.

              SECTION 16.8 CANCELLATION. All Notes surrendered for payment or registration of transfer or exchange shall be promptly canceled. The Borrower shall promptly cancel and deliver to the Agent any Notes previously authenticated and delivered hereunder which the Borrower may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Borrower. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this
       SECTION 16.8, except as expressly permitted by this Agreement.

              SECTION 16.9  PARTICIPATIONS.

              (a) At any time and from time to time, each Lender may, in accordance with applicable law, at any time grant participations in all or a portion of its Commitment and/or its interest in the Advances and other payments due to it under this Agreement to any Person (each, a "PARTICIPANT"); PROVIDED, HOWEVER, that no participation shall be granted to any Person unless and until the Agent and, if the proposed Participant is other than a Person which at such time is an Eligible Assignee, the Borrower shall have consented thereto (which consent shall not be unreasonably withheld or delayed). Each Lender hereby acknowledges and agrees that (A) any such participation will not alter or affect such Lender's direct obligations hereunder, and (B) neither the Borrower, the Agent nor the Servicer shall have any obligation to have any communication or relationship with any Participant. Each Participant shall comply with the provisions of SECTION 5.1(b). No Participant shall be entitled to transfer all or any portion of its participation without the prior written consent of the Agent and, if the proposed transferee is other than an Eligible Assignee, the Borrower (which consent will not be unreasonably withheld or delayed).

              (b) Each Lender may pledge its interest in the Advances and the Note to any Federal Reserve Bank as collateral in accordance with applicable law.
                                    ARTICLE XVII

                                  INDEMNIFICATION

              SECTION 17.1 GENERAL INDEMNITY OF THE BORROWER. Without limiting any other rights which any such Person may have hereunder or under applicable law, the Borrower hereby agrees to indemnify each of the Agent, the Investors, the Collateral Agent, the Custodian (if other than
       AFL), the Backup Servicer and each other Affected Person and each of their Affiliates, and each of their respective successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called an "INDEMNIFIED PARTY"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or relating to any Transaction Document or the transactions contemplated thereby or the use of proceeds therefrom by the Borrower, including (without limitation) in respect of the funding of any Advance or in respect of any Transferred Receivable, EXCLUDING, HOWEVER,
       (a) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party or its agent or subcontractor, (b) except as otherwise provided therein, non-payment by any Obligor of an amount due and payable with respect to a Transferred Receivable, (c) any loss in value of any Financed Vehicle or Permitted Investment due to changes in market conditions or for other reasons beyond the control of the Borrower or (d) any tax upon or measured by net income on any Indemnified Party. Without limiting the foregoing, but subject to the exclusions (a) through (d) above, the Borrower agrees to indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

                     (i) the breach of any representation or warranty made by the Borrower (or any of its officers) under or in connection with this Agreement or the other Transaction Documents, any Servicer's Certificate, Borrowing Base Confirmation or any other information, report or certificate delivered by the Borrower or Servicer pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

                     (ii) the failure by the Borrower to comply in any material way with any applicable law, rule or regulation with respect to any Transferred Receivable or any Financed Vehicle, or the nonconformity of any Transferred Receivable with any such applicable law, rule or regulation;

                     (iii) the failure to vest and maintain vested in the Collateral Agent, for the benefit of the Secured Parties, a first-priority security interest in all the Collateral, free and clear of any Lien, other than a Lien arising solely as a result of an act of any Investor, or any assignee of any Investor;

                     (iv) any dispute, claim, offset or defense (other than discharge in bankruptcy) of an Obligor to the payment of any Transferred Receivable (including, without limitation, a defense based on such Transferred Receivable not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

                     (v) any failure of AFL or an Affiliate of the Borrower, as Servicer, to perform its duties or obligations in accordance with the provisions of ARTICLE VIII or any provision contained in any Transaction Document;

                     (vi) any claim involving products liability that arises out of or relates to merchandise or services that are the subject of any Transferred Receivable or strict liability claim in connection with any Financed Vehicle related to a Transferred Receivable;

                     (vii) any tax or governmental fee or charge (but not including taxes upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the making, maintenance or funding, directly or indirectly, of any Advance, or any other interest in the Borrower Collateral;

                     (viii) the offering or effectuation of any Take-Out Securitization; or

                     (ix) the commingling of the proceeds of the Borrower Collateral at any time with other funds.

              SECTION 17.2  [Intentionally left blank]

              SECTION 17.3 CONTRIBUTION. If for any reason (other than the exclusions (a) through (d) set forth in the first paragraph of
       SECTION 17.1) the indemnification provided above in SECTION 17.1 is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand, and the Borrower, on the other hand, but also the relative fault of such Indemnified Party, on the one hand, and the Borrower, on the other hand, as well as any other relevant equitable considerations.

                                   ARTICLE XVIII

                                   MISCELLANEOUS

              SECTION 18.1 NO WAIVER; REMEDIES. No failure on the part of any Investor, the Agent, any Indemnified Party or any Affected Person to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any of them of any right, power or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Investor and Participant is hereby authorized by the Borrower at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by it to or for the credit or the account of the Borrower, now or hereafter existing under this Agreement, to the Agent, any Affected Person, any Indemnified Party or any Investor or their respective successors and assigns.

              SECTION 18.2 AMENDMENTS, WAIVERS. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this SECTION 18.2. With the written consent of the Required Lenders, the Agent, the Borrower, the Servicer and the Backup Servicer may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; PROVIDED, HOWEVER, that no such amendment, supplement, waiver or modification shall (i) reduce the amount of or extend the maturity of any payment with respect to an Advance or reduce the rate or extend the time of payment of Yield thereon, or reduce or alter the timing of any other amount payable to any Lender hereunder, in each case without the consent of each Purchaser affected thereby;
       (ii) amend, modify or waive any provision of this Section 18.2 OR 18.12, or reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all Lenders or (iii) amend, modify or waive any provision of ARTICLE XV of this Agreement without the written consent of the Agent and the Required Lenders. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.

              SECTION 18.3 NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier, and (d) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, except that notices and communications pursuant to SECTION 2.2 shall not be effective until received.

              SECTION 18.4  COSTS, EXPENSES AND TAXES.

              (a)    In addition to the rights of indemnification granted under
       SECTION 17.1, the Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation (subject to the Fee Letter), execution, delivery, syndication and administration of this Agreement, the Noncommitted Lender Liquidity Arrangement or other liquidity support facility and the other documents and agreements to be delivered hereunder or with respect hereto, and any amendments, waivers or consents executed in connection with this Agreement and the Noncommitted Lender Liquidity Arrangement or other liquidity support facility, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and remedies under this Agreement and the Noncommitted Lender Liquidity Arrangement or other liquidity support facility, and to pay all costs and expenses, if any (including reasonable counsel fees and expenses), of the Agent, the Lenders, the Collateral Agent, the Investors and their respective Affiliates, in connection with the enforcement of this Agreement, any of the other Transaction Documents and/or the Noncommitted Lender Liquidity Arrangement or other liquidity support facility and the other documents and agreements to be delivered hereunder or with respect hereto.

              (b) In addition, the Borrower shall pay any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement, the Note or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

              SECTION 18.5 BINDING EFFECT; SURVIVAL. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Backup Servicer, the Collateral Agent, the Investors, the Agent and their respective successors and assigns, and the provisions of SECTION 5.1(b),
       ARTICLE VI, SECTION 12.1, and ARTICLE XVII shall inure to the benefit of the Affected Persons and the Indemnified Parties, as the case may be, and their respective successors and assigns; PROVIDED, HOWEVER, nothing in the foregoing shall be deemed to authorize any assignment not permitted by ARTICLE XVI. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Commitment Termination Date when all Obligations have been finally and fully paid and performed. The rights and remedies with respect to any breach of any representation and warranty made by the Borrower pursuant to ARTICLE IX and the indemnification and payment provisions of
       ARTICLE VI, SECTION 12.1, and ARTICLE XVII and the provisions of SECTION
       18.11 and SECTION 18.12
       shall be continuing and shall survive any termination of this Agreement and any termination of AFL's rights to act as Servicer hereunder or under any other Transaction Document.

              SECTION 18.6 CAPTIONS AND CROSS REFERENCES. The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Schedule or Exhibit are to such Section of or Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

              SECTION 18.7 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

              SECTION 18.8 GOVERNING LAW. THIS AGREEMENT AND THE NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
       LAW).

              SECTION 18.9 COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

              SECTION 18.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO AND EACH INVESTOR BY ITS ACCEPTANCE OF ANY INTEREST IN ANY NOTE OR ADVANCE OR IN A LENDER'S OBLIGATION TO MAKE ADVANCES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER, AFL, THE SERVICER, THE AGENT, THE BACKUP SERVICER, THE COLLATERAL AGENT, THE INVESTORS OR ANY OTHER AFFECTED PERSON. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.

              SECTION 18.11 CONFLICT WAIVER. CSFB acts as Agent hereunder, as administrative agent for the Noncommitted Lender, and as provider and as agent for other providers of backup facilities for the Noncommitted Lender, and may provide other services or facilities from time to time (the "CSFB ROLES"). Each of the parties hereto hereby acknowledges and consents to any and all CSFB Roles, waives any objections it may have to any actual or potential conflict of interest caused by CSFB's acting or maintaining any of the CSFB Roles, and agrees that in connection with any CSFB Role, CSFB may take, or refrain from taking, any action consistent with its obligations under the Transaction Documents.

              SECTION 18.12  NO PROCEEDINGS.

              (a) Each of the Borrower, AFL, the Servicer, the Backup Servicer, the Collateral Agent, and each Investor (other than the Noncommitted Lender) hereby agrees that it will not institute against the Noncommitted Lender, or join any other Person in instituting against the Noncommitted Lender, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any commercial paper or other senior indebtedness issued by the Noncommitted Lender shall be outstanding or there shall not have elapsed one year PLUS one day since the last day on which any such commercial paper or other senior indebtedness shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person.

              (b) Each of CSFB, AFL, the Servicer, the Backup Servicer, the Collateral Agent, each Investor and the Agent hereby agrees that it will not institute against the Borrower, or join any other Person in instituting against the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year PLUS one day since the last day on which any such Advances or other amounts shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person.

              SECTION 18.13 LIMITED RECOURSE TO THE LENDERS. No recourse under any obligation, covenant or agreement of a Lender contained in this Agreement shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of any Lender or any of its Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of each Lender, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of any Lender or any of their Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of a Lender contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by a Lender of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; PROVIDED that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of their willful misconduct, gross negligence or of fraudulent actions taken or fraudulent omissions made by them.

              SECTION 18.14 COLLATERAL AGENT. Each Lender and each Investor by its acceptance of any interest in any Note or Advance or in a Lender's obligation to make Advances hereunder and the Agent designate and appoint Norwest to act as Collateral Agent hereunder and under the Collateral Agent Agreement. Norwest, by its execution hereof, accepts and agrees to such designation and appointment and agrees to perform its obligations under the Collateral Agent Agreement in accordance with the terms thereof and for the benefit of the Agent, the Lenders and other Secured Parties. In furtherance of the foregoing, each Lender authorizes the Agent to enter into the Collateral Agent Agreement and to appoint the Collateral Agent to act on behalf of, and as agent for, such Lender and the Agent under the Collateral Agent Agreement and agrees to be bound by Section 9 of such agreement.

              SECTION 18.15 CUSTODIAN. AFL accepts and agrees to its designation and appointment as Custodian under the Custodial Agreement and agrees to perform its obligations under such agreement in accordance with the terms thereof and for the benefit of the Borrower and the Secured Parties.

              SECTION 18.16 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED AND DELIVERED HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

       [signature pages begin on next page]

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                            ARCADIA RECEIVABLES FINANCE CORP. IV


                            By:
                                   Name:
                                   Title:
                                   7825 Washington Avenue South, Suite 901
                                   Minneapolis, Minnesota 55439-2435
                                   Attention:  Treasurer
                                   Facsimile No.:  (612) 942-6620

                            ARCADIA FINANCIAL LTD., individually and
                              as Servicer and Custodian


                            By:
                                   Name:
                                   Title:

                                   7825 Washington Avenue South, Suite 500
                                   Minneapolis, Minnesota  55439-2435
                                   Attention:  Treasurer
                                   Facsimile No.:  (612) 942-6620

                            CREDIT SUISSE FIRST BOSTON, NEW
                              YORK BRANCH, as Agent


                            By:
                                   Name:
                                   Title:


                            By:
                                   Name:
                                   Title:

                            Eleven Madison Avenue
                            New York, New York  10010
                            Attention:  Asset Finance Department
                            Facsimile No.:  (212) 325-6677


                            NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION, as Backup
                              Servicer and Collateral Agent

                            By:
                                   Name:
                                   Title:

                            Sixth Street and Marquette Avenue
                            Minneapolis, Minnesota 55479-0070
                            Attention: Corporate Trust Services - Asset
                                         Backed Administration
                            Facsimile No.: (612) 667-3539

                            THE BANKS COMMITMENT: $150,000,000

                            CREDIT SUISSE FIRST BOSTON, NEW
                              YORK BRANCH, as a Bank

                            By:
                                   Name:
                                   Title:

                            By:
                                   Name:
                                   Title:

                            Eleven Madison Avenue
                            New York, New York  10010
                            Attention:  Asset Finance Department
                            Facsimile No.:  (212) 325-6677

    EXHIBIT A

                             [FORM OF ADVANCE REQUEST]


Credit Suisse First Boston,               Norwest Bank Minnesota, National
New York Branch, as Agent                 Association
Eleven Madison Avenue                     Norwest Center
New York, NY 10010                        Sixth Street & Marquette Avenue
Attention: Margoth Pilla/Eric Shea        Minneapolis, MN  55479-0070
Fax #: (212) 325-6677                     Fax #: (612) 667-3539
Phone #: (212) 325- 9075/9084             Phone#: (612) 667-

RE: Advance Request: $__________


Gentlemen and Ladies:

    This Advance Request is delivered to you pursuant to SECTION 2.2 of the Receivables Financing Agreement, dated as of September 24, 1998 (together with all amendments, if any, from time to time made thereto, the "RECEIVABLES FINANCING AGREEMENT"), among Arcadia Receivables Finance Corp. IV (the "Borrower"), Arcadia Financial Ltd., Norwest Bank Minnesota, National Association, the Lenders parties thereto and Credit Suisse First Boston, New York Branch (the "AGENT") . Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

    The Borrower hereby requests that on ________, 19__ an Advance be made in the aggregate principal amount of $_________having a Fixed Period of days (determined pursuant to SECTION 3.3(b) of the Receivables Financing Agreement).

    The Schedule of Receivables setting forth the Eligible Receivables to be purchased on the date of the requested Advance by the Borrower under the Purchase Agreement is attached hereto as Annex I.

    Please wire $____________ to the Reserve Account and $_________to the Borrower pursuant to SECTION 2.3 of the Receivable Financing Agreement . After giving effect to the requested Advance and the application of the proceeds thereof, the amount on deposit in the Reserve Account on the Advance Date will be $______________ which amount equals or exceeds the Minimum Reserve Account Amount.

    The Borrower hereby acknowledges that, pursuant to SECTION 2.4 of the Receivables Financing Agreement, each of the delivery of this Advance Request and the acceptance by the Borrower of the proceeds of the Advances requested hereby constitutes a representation and warranty by the Borrower that, on the date of such Advances, and before and after giving effect thereto and to the application of the proceeds therefrom in accordance with the Transaction Documents, all applicable statements set forth in
SECTION 2.4 are true and correct in all material respects.

    The Borrower agrees that if prior to the time of the Advance requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Advance requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advance as if then made.

    The Borrower has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly
authorized officer this      day of           , 19   .

                            ARCADIA RECEIVABLES FINANCE CORP. IV


                            By:
                                   Name:
                                   Title:

ATTACHMENT



                                                                       EXHIBIT B


                                   [FORM OF NOTE]


                                        NOTE

    THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, AND WILL NOT BE A "PROHIBITED TRANSACTION" UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"). BY ACCEPTANCE OF THIS NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE RECEIVABLES FINANCING AGREEMENT.

$______________      _________ __, 1998


    FOR VALUE RECEIVED, the undersigned, Arcadia Receivables Finance Corp. IV, a Delaware corporation (the "BORROWER"), promises to pay to the order of Credit Suisse First Boston, New York Branch, as Agent for the Lenders, on the Facility Termination Date the principal sum of _________________________ _______ ($___________) or, if less, the aggregate unpaid principal amount of all Advances shown on the schedule attached hereto (and any continuation thereof) and/or in the records of Agent made by the Lenders pursuant to that certain Receivables Financing Agreement, dated as of September 24, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "RECEIVABLES FINANCING AGREEMENT"), among the Borrower, Arcadia Financial Ltd., Norwest Bank Minnesota, National Association, the Lenders parties thereto and Credit Suisse First Boston, New York Branch, as Agent. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

    The Borrower also promises to pay Yield on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Receivables Financing Agreement.

    Payments of both principal and Yield are to be made in lawful money of the United States of America in immediately available funds to the account designated by the Agent pursuant to the Receivables Financing Agreement.

    This Note is the Note referred to in, and evidences indebtedness incurred under, the Receivables Financing Agreement, and the holder hereof is entitled to the benefits of the Receivables Financing Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable.

    All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

    As provided in the Receivables Financing Agreement and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Agent in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

    The Notes are issuable only in registered form without coupons in minimum denominations of $100,000. As provided in the Agreement and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

    No service charge shall be made for any such registration of transfer or exchange, but the Borrower may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    The Borrower, and any agent of the Borrower, the Collateral Agent and the Agent may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note may be overdue, and shall be affected by notice to the contrary.

    The holder hereof hereby agrees, and any assignee of such holder, by accepting such assignment, shall be deemed to have agreed, that it will not institute against the Noncommitted Lender or the Borrower, or join any other Person in instituting against the Noncommitted Lender or the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as, in the case of the Noncommitted Lender, any commercial paper or other senior indebtedness issued by the Noncommitted Lender shall be outstanding or there shall not have elapsed one year PLUS one day since the last day on which any such commercial paper or other senior indebtedness shall be outstanding and, in the case of the Borrower, any Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year PLUS one day since the last day on which any such Advances or other amounts shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person. The agreement set forth in this paragraph shall survive payment of this Note.

    THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.


                            ARCADIA RECEIVABLES FINANCE CORP. IV



                            By:
                                   Name:
                                   Title:


       Personally appeared before me ________________________ [name of notary], in _____________________[county], ____________________ [state], the above-named

_______________________ [name of person executing], known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ [title] of ARCADIA RECEIVABLES FINANCE CORP. IV and acknowledged to me that he executed the same as his free act and deed and the
free act and deed of [                ].

       Subscribed and sworn before me this ____ day of _________, 199_.



                            NOTARY PUBLIC

                            COUNTY OF __________________
                            STATE OF ___________________

                            My commission expires the ____ day of
       ____________, ____.

    FORM OF ASSIGNMENT FORM

                                  ASSIGNMENT FORM

    If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:






                   (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint                          , agent to transfer this Note
on the books of the Borrower.  The agent may substitute another to act for him.


Dated:                             Signed:


(sign exactly as the name appears on the other side of this Note)

Signature Guarantee

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Note.

Schedule attached to Note
dated ___________, 199_
of [          ] payable to
the order of Credit Suisse
First Boston, New York
Branch, as Agent

--------------------------------------------------------------------------------
    DATE OF                       AMOUNT OF                     AMOUNT OF
    ADVANCE                        ADVANCE                      REPAYMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          EXHIBIT C


               [FORM OF INTEREST RATE HEDGE ASSIGNMENT ACKNOWLEDGMENT]


                                             [Date]

     [Name of Hedge Counterparty]
     [Address of Hedge Counterparty]
     Attention:_________________

     ISDA Master Agreement and Schedule, dated as of ___________, 19__ (as amended, the "Hedge Agreement"), among [Name of Hedge Counterparty] (the "Counterparty") and Arcadia Receivables Finance Corp. IV ("Company")

     Ladies and Gentlemen:

               Company hereby notifies you that Company has assigned to Norwest Bank Minnesota, National Association, as Collateral Agent, under the Receivables Financing Agreement identified below, all of its right, title and interest in and to any interest rate hedge (each, a "Hedge") entered into pursuant to the Hedge Agreement, including, without limitation, (i) all rights of Company to receive moneys due and to become due under or pursuant to the Hedges, (ii) claims of Company for damages arising out of or for breach of or default under the Hedges, (iii) the right of Company to terminate the Hedges or the Hedge Agreement, and to compel performance and otherwise exercise all remedies thereunder, and (iv) all proceeds of any and all of the foregoing (the assignment of all right, title and interest of Company in and to the Hedges and the Hedge Agreement being referred to as the "Assigned Rights").

               As used herein, "Receivables Financing Agreement" shall mean that certain Receivables Financing Agreement, dated as of SEPTEMBER 24, 1998, by and among Arcadia Financial Ltd., individually and as Servicer and Custodian, the Lenders parties thereto, Credit Suisse First Boston,
     New York Branch, as Agent (the "Agent"), and Norwest Bank Minnesota, National Association ("Norwest), as Backup Servicer and Collateral Agent, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

               The Counterparty hereby agrees that, until the Counterparty receives written notice from the Agent to the contrary, the Counterparty shall make all payments under the Hedge Agreement and the Hedges to Norwest, as Collateral Agent, as follows: [INSERT WIRE INSTRUCTIONS]. Upon the Counterparty's receipt of written notice from the Agent, (i) the Counterparty will cease to make any such payments to Norwest, and shall make all such payments only to the Agent or as the Agent may from time to time direct, and (ii) the Agent shall be entitled to exercise any and all rights and remedies of Company under the Hedge

     Agreement and the Hedges to receive such payments in accordance with the terms hereof.

               All payments to be made under the Hedge Agreement and the Hedges by the Counterparty shall be made by the Counterparty irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off (other than netting for payments owing by Company thereunder in accordance with the terms of the Hedge Agreement and the Hedges) and shall be final, and the Counterparty will not seek to recover from the Agent or any Purchaser for any reason any such payment once made.

               Notwithstanding the foregoing, (a) Company shall remain liable under the Hedge Agreement and each Hedge to perform all of its duties and obligations thereunder to the same extent as if this Acknowledgment had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release Company from any of its duties or obligations under the Hedge Agreement or any Hedge, and (c) neither the Agent nor any Investor shall have any obligation or liability under the Hedge Agreement or any Hedge by reason of this Acknowledgment, nor shall any of them be obligated to perform any of the obligations or duties of Company thereunder or to take any action to collect or enforce any claim for payment thereunder.

               Company shall not, without the prior written consent of the Agent
     (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Assigned Rights, or create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Assigned Rights, except for the assignment acknowledged hereby; (ii) cancel or terminate the Hedge Agreement or any Hedge or consent to or accept any cancellation or termination thereof; (iii) amend or otherwise modify the Hedge Agreement or any Hedge or give any consent, waiver or approval thereunder; (iv) waive any default under or breach of the Hedge Agreement or any Hedge; or (v) take any other action in connection with the Hedge Agreement or any Hedge which would impair the value of the interest or rights of Company thereunder or which would impair the interests or rights of the Agent for the benefit of the Lenders.

               No amendment or waiver of any provision hereof, and no consent to any departure by Company herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, Company and the Counterparty, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               This letter agreement may be executed in counterparts, each of which when executed by the parties hereto shall be deemed an original and all of which together shall be deemed the same instrument.

               This letter agreement shall be binding upon Company and the Counterparty and their respective successors and assigns, and shall inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and Investors, and their respective successors, transferees and assigns. This letter agreement shall be governed by and construed in accordance with the laws (including Section 5-1401 of the General

     Obligations Laws of New York but otherwise without regard to conflicts of law provisions) of the State of New York.

                                   Very truly yours,

                                   ARCADIA RECEIVABLES FINANCE CORP. IV


                                   By
                                   Name:
                                   Title:
--------------------------------------------------------------------------------
Acknowledged and agreed:

[NAME OF HEDGE
COUNTERPARTY]


By
Name:
Title:
--------------------------------------------------------------------------------
CREDIT SUISSE FIRST BOSTON,
NEW YORK BRANCH, as Agent


By
Name:
Title:


By
Name:
Title:

                                                                       EXHIBIT D


                        [FORM OF BORROWING BASE CONFIRMATION]

                                                                       EXHIBIT E


                          [FORM OF SERVICER'S CERTIFICATE]


                                                                       EXHIBIT F

                                 JOINDER SUPPLEMENT


     JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among Arcadia Financial Ltd., individually and as Servicer ("AFL"), Arcadia Receivables Finance Corp. IV (the "BORROWER"), the Structured Lender set forth in Item 2 of Schedule I hereto (the "NONCOMMITTED LENDER"), and Credit Suisse First Boston, New York Branch, as Agent for the Lenders under, and as defined in, the Agreement described below (in such capacity, the "AGENT").

                                W I T N E S S E T H:

     WHEREAS, this Supplement is being executed and delivered under the Receivables Financing Agreement, dated as of September 24, 1998, among AFL, the Borrower, the Lenders, Norwest Bank Minnesota, National Association ("NORWEST"), and the Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "AGREEMENT"; unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined); and

     WHEREAS, the party set forth in Item 2 of Schedule I hereto wishes to become the Noncommitted Lender party to the Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     (a) Upon receipt by the Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Noncommitted Lender, the Agent, AFL and the Borrower, the Agent will transmit to AFL, the Borrower, Norwest and the Noncommitted Lender a Joinder Effective Notice, substantially in the form of
Schedule III to this Supplement (a "JOINDER EFFECTIVE NOTICE"). Such Joinder Effective Notice shall be executed by the Agent and shall set forth, INTER ALIA, the date on which the joinder effected by this Supplement shall become effective
(the "JOINDER EFFECTIVE DATE").   From and after the Joinder Effective Date, the
party set forth in Item 2 of Schedule I hereto shall be the Noncommitted Lender and a Lender party to the Agreement for all purposes thereof.

     (b) Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

     (c) By executing and delivering this Supplement, the Noncommitted Lender confirms to and agrees with the Agent and the Lenders as follows: (i) neither the Agent nor any Lender makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto, or with respect to the Receivables or the financial condition of AFL or the Borrower, or the performance or observance by AFL or the Borrower of any of their respective obligations under the Agreement or any other instrument or document furnished pursuant hereto; (ii) the Noncommitted Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iii) the Noncommitted Lender will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) the Noncommitted Lender appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article XV of the Agreement; and (vi) the Noncommitted Lender agrees (for the benefit of the parties hereto, the Lenders and Norwest) that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender which is a Noncommitted Lender.

     (d) Schedule II hereto sets forth administrative information with respect to the Noncommitted Lender.

     (e) This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.


     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                   SCHEDULE I TO
                                                              JOINDER SUPPLEMENT


                           COMPLETION OF INFORMATION AND
                         SIGNATURES FOR JOINDER SUPPLEMENT


          Receivables Financing Agreement, dated as of September 24, 1998, with Arcadia Financial Ltd., the other parties thereto and Credit Suisse First Boston, New York Branch, as Agent.


Item 1:   Date of Joinder Supplement:        ______________

Item 2:   Noncommitted Purchaser:       _________________________________

Item 3:   Signatures of Parties to Agreement:


          ___________________________, as Noncommitted           Lender


                                   By:  ____________________________________, as
Attorney-in-Fact


                                        By:_____________________________________
                                              Name:
                                              Title:


                                        By:_____________________________________
                                              Name:
                                              Title:


ARCADIA FINANCIAL LTD., individually and as Servicer

                                   By:_____________________________________
                                         Name:
                                         Title:

                                   ARCADIA RECEIVABLES FINANCE CORP. IV


                                        By:_________________________________
                                        Name:
                                        Title:


CREDIT SUISSE FIRST BOSTON, NEW YORK
BRANCH, as Agent


                                   By:________________________________
                                             Name:
                                             Title:


                                   By:________________________________
                                             Name:
                                             Title:

                                                                  SCHEDULE II TO
                                                              JOINDER SUPPLEMENT


                         LIST OF INVESTING OFFICES, ADDRESS
                         FOR NOTICES AND WIRE INSTRUCTIONS




     ADDRESS FOR NOTICES:     ________________________
                              ________________________
                              ________________________

INVESTING OFFICE:   ________________________

     WIRE INSTRUCTIONS:  ________________________

                                                                 SCHEDULE III TO
                                                              JOINDER SUPPLEMENT


                                      FORM OF
                              JOINDER EFFECTIVE NOTICE


[Name and address of AFL, the Borrower, Norwest and Noncommitted Lender]

     The undersigned, as Agent under the Receivables Financing Agreement, dated as of September 24, 1998, with Arcadia Financial Ltd., the other parties thereto and Credit Suisse First Boston, New York Branch, as Agent for the Lenders thereunder, acknowledges receipt of five executed counterparts of a completed Joinder Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

               Pursuant to such Supplement, you are advised that the Joinder Effective Date for [Name of Noncommitted Lender] will be _____________.


                               Very truly yours,

                               CREDIT SUISSE FIRST BOSTON,
                                 NEW YORK BRANCH, as Agent


                               By:_______________________
                                     Name:
                                     Title:


                               By:_______________________
                                     Name:
                                     Title:

                                  TABLE OF CONTENTS

                                                                       Page
                                                                       ----
RECEIVABLES FINANCING AGREEMENT                                           1
BACKGROUND                                                                1

                             ARTICLE I DEFINITIONS
SECTION 1.1   DEFINED TERMS                                               1
SECTION 1.2   OTHER DEFINITIONAL PROVISIONS                              29

              ARTICLE II THE FACILITY, ADVANCE PROCEDURES AND NOTE
SECTION 2.1   FACILITY                                                   30
SECTION 2.2   ADVANCE PROCEDURES                                         30
SECTION 2.3   FUNDING                                                    30
SECTION 2.4   REPRESENTATION AND WARRANTY                                31
SECTION 2.5   [Intentionally left blank]                                 31
SECTION 2.6   [Intentionally left blank]                                 31
SECTION 2.7   VOLUNTARY TERMINATION OF FACILITY; REDUCTION OF
               FACILITY                                                  31
SECTION 2.8   NOTE                                                       31

                         ARTICLE III YIELD, FEES, ETC.
SECTION 3.1   YIELD                                                      32
SECTION 3.2   YIELD PAYMENT DATES                                        32
SECTION 3.3   YIELD ALLOCATIONS; SELECTION OF FIXED PERIODS, ETC.        32
SECTION 3.4   FEES                                                       33
SECTION 3.5   COMPUTATION OF YIELD AND FEES                              33

                     ARTICLE IV REPAYMENTS AND PREPAYMENTS
SECTION 4.1   REPAYMENTS AND PREPAYMENTS                                 33

                           ARTICLE V PAYMENTS; TAXES
SECTION 5.1   MAKING OF PAYMENTS; TAXES                                  34
SECTION 5.2   APPLICATION OF CERTAIN PAYMENTS                            35
SECTION 5.3   DUE DATE EXTENSION                                         35

                           ARTICLE VI INCREASED COSTS, ETC.


SECTION 6.1   INCREASED COSTS                                            36
SECTION 6.2   ADDITIONAL YIELD ON ADVANCES BEARING A EURODOLLAR RATE     37
SECTION 6.3   FUNDING LOSSES                                             37
SECTION 6.4   REPLACEMENT OF AFFECTED PERSON                             37

               ARTICLE VII EFFECTIVENESS; CONDITIONS TO ADVANCES
SECTION 7.1   EFFECTIVENESS                                              38
SECTION 7.2   ALL ADVANCES                                               39

            ARTICLE VIII ADMINISTRATION AND SERVICING OF RECEIVABLES
SECTION 8.1   DUTIES OF THE SERVICER                                     41
SECTION 8.2   COLLECTION OF RECEIVABLE PAYMENTS; MODIFICATION AND
               AMENDMENT OF RECEIVABLES; LOCKBOX AGREEMENTS              42
SECTION 8.3   REALIZATION UPON RECEIVABLES                               44
SECTION 8.4   INSURANCE                                                  45
SECTION 8.5   MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES     46
SECTION 8.6   COVENANTS, REPRESENTATIONS AND WARRANTIES OF SERVICER      47
SECTION 8.7   PURCHASE OF RECEIVABLES UPON BREACH OF COVENANT OR
               REPRESENTATION AND WARRANTY                               50
SECTION 8.8   TOTAL SERVICING FEE; PAYMENT OF CERTAIN EXPENSES BY
               SERVICER                                                  51
SECTION 8.9   SERVICER'S CERTIFICATE                                     51
SECTION 8.10  ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF SERVICER
               TERMINATION EVENT                                         52
SECTION 8.11  ANNUAL INDEPENDENT ACCOUNTANTS' REPORT                     52
SECTION 8.12  ACCESS TO CERTAIN DOCUMENTATION; WEEKLY REVIEW             53
SECTION 8.13  MONTHLY TAPE                                               53
SECTION 8.14  RETENTION OF SERVICER                                      54
SECTION 8.15  FIDELITY BOND                                              54
SECTION 8.16  INSURANCE                                                  55
SECTION 8.17  ACCOUNTS                                                   55
SECTION 8.18  COLLECTIONS                                                55
SECTION 8.19  APPLICATION OF COLLECTIONS                                 56

                     ARTICLE IX GRANT OF SECURITY INTERESTS
SECTION 9.1   BORROWER'S GRANT OF SECURITY INTEREST                      56
SECTION 9.2   DELIVERY OF COLLATERAL                                     58
SECTION 9.3   BORROWER REMAINS LIABLE                                    58
SECTION 9.4   COVENANTS OF THE BORROWER AND SERVICER REGARDING THE
               COLLATERAL                                                58
SECTION 9.5   RELEASE OF BORROWER COLLATERAL                             61

            ARTICLE X REPRESENTATIONS AND WARRANTIES OF THE BORROWER
SECTION 10.1  ORGANIZATION AND GOOD STANDING                             62
SECTION 10.2  DUE QUALIFICATION                                          62


SECTION 10.3  POWER AND AUTHORITY                                        63
SECTION 10.4  SECURITY INTEREST; BINDING OBLIGATIONS                     63
SECTION 10.5  NO VIOLATION                                               63
SECTION 10.6  NO PROCEEDINGS                                             63
SECTION 10.7  NO CONSENTS                                                64
SECTION 10.8  USE OF PROCEEDS                                            64
SECTION 10.9  CHIEF EXECUTIVE OFFICE                                     64
SECTION 10.10 SOLVENCY                                                   64
SECTION 10.11 TAX TREATMENT                                              64
SECTION 10.12 COMPLIANCE WITH LAWS                                       64
SECTION 10.13 TAXES                                                      64
SECTION 10.14 CERTIFICATES                                               65
SECTION 10.15 NO LIENS, ETC.                                             65
SECTION 10.16 PURCHASE AND SALE                                          65
SECTION 10.17 INVESTMENT COMPANY ACT OF 1940                             65
SECTION 10.18 INFORMATION TRUE AND CORRECT                               65
SECTION 10.19 ERISA COMPLIANCE                                           65
SECTION 10.20 FINANCIAL OR OTHER CONDITION                               65
SECTION 10.21 INVESTMENT COMPANY STATUS                                  66
SECTION 10.22 NO TRADE NAMES                                             66
SECTION 10.23 SEPARATE CORPORATE EXISTENCE                               66
SECTION 10.24 INVESTMENTS                                                66
SECTION 10.25 REPRESENTATION AND WARRANTIES TRUE AND CORRECT             66
SECTION 10.26 TRANSACTION DOCUMENTS                                      66
SECTION 10.27 OWNERSHIP OF THE BORROWER                                  67
SECTION 10.28 ELIGIBLE RECEIVABLES                                       67

                      ARTICLE XI COVENANTS OF THE BORROWER
SECTION 11.1  PROTECTION OF SECURITY INTEREST OF THE SECURED PARTIES     67
SECTION 11.2  REPORTING REQUIREMENTS                                     68
SECTION 11.3  PRESERVATION OF EXISTENCE                                  69
SECTION 11.4  KEEPING OF RECORDS AND BOOKS OF ACCOUNT                    69
SECTION 11.5  SEPARATE CORPORATE EXISTENCE                               69
SECTION 11.6  INTEREST RATE HEDGES                                       70
SECTION 11.7  TANGIBLE NET WORTH                                         70
SECTION 11.8  TAKE-OUT SECURITIZATION                                    71
SECTION 11.9  SALES, LIENS, ETC., AGAINST RECEIVABLES AND RELATED
               ASSETS                                                    71
SECTION 11.10 STOCK, MERGER, CONSOLIDATION, ETC.                         71
SECTION 11.11 CHANGE IN CORPORATE NAME                                   71
SECTION 11.12 INDEBTEDNESS                                               71
SECTION 11.13 GUARANTEES                                                 71
SECTION 11.14 LIMITATION ON TRANSACTIONS WITH AFFILIATES                 71
SECTION 11.15 DOCUMENTS                                                  72
SECTION 11.16 CHARTER AND BY-LAWS                                        72
SECTION 11.17 ACCOUNTING TREATMENT                                       72
SECTION 11.18 LIMITATION ON INVESTMENTS                                  72



SECTION 11.19 DIVIDENDS                                                  72
SECTION 11.20 OTHER LIENS OR INTERESTS                                   72

                            ARTICLE XII THE SERVICER
SECTION 12.1  LIABILITY OF SERVICER; INDEMNITIES                         73
SECTION 12.2  MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
               OBLIGATIONS OF, THE SERVICER OR BACKUP SERVICER           74
SECTION 12.3  LIMITATION ON LIABILITY OF SERVICER, BACKUP SERVICER AND
               OTHERS                                                    75
SECTION 12.4  DELEGATION OF DUTIES                                       76
SECTION 12.5  SERVICER AND BACKUP SERVICER NOT TO RESIGN                 76

                    ARTICLE XIII SERVICER TERMINATION EVENTS
SECTION 13.1  SERVICER TERMINATION EVENT                                 77
SECTION 13.2  CONSEQUENCES OF A SERVICER TERMINATION EVENT               78
SECTION 13.3  APPOINTMENT OF SUCCESSOR SERVICER                          79

             ARTICLE XIV FACILITY TERMINATION EVENTS; THEIR EFFECT
SECTION 14.1  FACILITY TERMINATION EVENTS                                80
SECTION 14.2  EFFECT OF FACILITY TERMINATION EVENT                       83
SECTION 14.3  CERTAIN RIGHTS UPON FACILITY TERMINATION EVENT             83

                              ARTICLE XV THE AGENT
SECTION 15.1  APPOINTMENT                                                84
SECTION 15.2  DELEGATION OF DUTIES                                       84
SECTION 15.3  EXCULPATORY PROVISIONS                                     84
SECTION 15.4  RELIANCE BY AGENT                                          85
SECTION 15.5  ACTION UPON CERTAIN EVENTS; REPORTS AND NOTICES            85
SECTION 15.6  NON-RELIANCE ON AGENT                                      86
SECTION 15.7  INDEMNIFICATION                                            86
SECTION 15.8  SUCCESSOR AGENT                                            86
SECTION 15.9  LIABILITY OF THE AGENT                                     87
SECTION 15.10  AGENT AND AFFILIATES                                      87

                            ARTICLE XVI ASSIGNMENTS
SECTION 16.1  RESTRICTIONS ON ASSIGNMENTS                                88
SECTION 16.2  DOCUMENTATION                                              88
SECTION 16.3  RIGHTS OF ASSIGNEE                                         88
SECTION 16.4  NOTICE OF ASSIGNMENT                                       88
SECTION 16.5  REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE        88
SECTION 16.6  MUTILATED, DESTROYED, LOST AND STOLEN NOTES                90
SECTION 16.7  PERSONS DEEMED OWNERS                                      90
SECTION 16.8  CANCELLATION                                               90
SECTION 16.9  PARTICIPATIONS                                             91

                          ARTICLE XVII INDEMNIFICATION
SECTION 17.1  GENERAL INDEMNITY OF THE BORROWER                          91
SECTION 17.2  [Intentionally left blank]                                 93


SECTION 17.3  CONTRIBUTION                                               93

                          ARTICLE XVIII MISCELLANEOUS
SECTION 18.1  NO WAIVER; REMEDIES                                        93
SECTION 18.2  AMENDMENTS, WAIVERS                                        93
SECTION 18.3  NOTICES, ETC.                                              94
SECTION 18.4  COSTS, EXPENSES AND TAXES                                  94
SECTION 18.5  BINDING EFFECT; SURVIVAL                                   95
SECTION 18.6  CAPTIONS AND CROSS REFERENCES                              95
SECTION 18.7  SEVERABILITY                                               95
SECTION 18.8  GOVERNING LAW                                              95
SECTION 18.9  COUNTERPARTS                                               95
SECTION 18.10 WAIVER OF JURY TRIAL                                       95
SECTION 18.11 CONFLICT WAIVER                                            96
SECTION 18.12 NO PROCEEDINGS                                             96
SECTION 18.13 LIMITED RECOURSE TO THE LENDERS                            97
SECTION 18.14 COLLATERAL AGENT                                           97
SECTION 18.15 CUSTODIAN                                                  97
SECTION 18.16 ENTIRE AGREEMENT                                           97
   __________

EXHIBITS:

EXHIBIT A        Form of Advance Request (Section 2.2)
EXHIBIT B        Form of Note (Section 2.8)
EXHIBIT C        Form of Interest Rate Hedge Acknowledgment (Section 7.2)
EXHIBIT D        Form of Borrowing Base Confirmation (Section 7.2)
EXHIBIT E        Form of Servicer's Certificate (Section 8.9)
EXHIBIT F        Form of Joinder Supplement (Section 7.1)